UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Kyndryl Holdings, Inc.
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kyndryl™

DIGITAL EXPERIENCE
EVALUATE

2023

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

A Message from Our Chairman and Chief Executive Officer
Dear Fellow Stockholders,
On behalf of the entire Kyndryl Board of Directors, I am pleased to invite you to Kyndryl’s 2023 Annual Meeting of Stockholders on July 27, 2023 at 1:00 p.m. Eastern Daylight Time. In order to enable all of our stockholders to participate fully and equally from any place in the world at little to no cost, the Annual Meeting will once again be held as a virtual live audio webcast.
You will be able to attend the virtual Annual Meeting, vote your shares electronically, and submit questions both during and prior to the Annual Meeting by visiting virtualshareholdermeeting.com/KD2023.

MARTIN SCHROETER
As we did last year, we are furnishing our proxy materials to stockholders primarily over the Internet. This process expedites your receipt of the proxy materials, reduces the cost of the Annual Meeting and conserves natural resources. Stockholders of record as of the close of business on May 30, 2023 will either receive a Proxy Card or a Notice of Internet Availability of Proxy Materials for the Annual Meeting. The notice contains instructions on how to access our Proxy Statement and Annual Report for the fiscal year ended March 31, 2023 and submit your proxy online.
Your vote is important to us. Even if you plan to attend the Annual Meeting, we recommend that you promptly submit your proxy with your voting instructions. You may do this over the Internet, as well as by telephone or mail. Please review the instructions regarding each of these options on your Proxy Card or Notice of Internet Availability of Proxy Materials.
I hope that you can join us for our 2023 Annual Meeting so that you can hear firsthand about the progress we are making as an independent company. The relentless pursuit of our strategic priorities – expanding our capabilities with global strategic alliance partners, deploying new ways of working and advanced automation to further enhance the services we deliver, and growing our valued customer relationships – has created a clear path for future growth.
Thank you for your continued belief in Kyndryl and for being on this transformation journey with us.
Sincerely, Martin Schroeter Chairman of the Board and Chief Executive Officer Kyndryl June 14, 2023

Notice of Annual Meeting of Stockholders
Date and Time	Record Date	Access
July 27, 2023 1:00 p.m. Eastern Daylight Time	Close of business on May 30, 2023
You can attend the Annual Meeting, vote your shares and submit your questions by visiting virtualshareholdermeeting.com/KD2023.
To participate in the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card.

Items of Business
1	Election of the three Class II directors named herein for a three-year term
2	Approval, in a non-binding vote, of the compensation of our named executive officers
3	Approval of the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan
4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024
•	Transaction of any other business properly presented at the meeting
How to Vote	Your Vote Is Important
INTERNET	Go to www.proxyvote.com, 24/7
PHONE	Call toll-free, 24/7 1-800-690-6903
MAIL	Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope
MOBILE DEVICE	Scan the QR code
LIVE	Attend the Annual Meeting virtually and cast your ballot
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2023
The Kyndryl Proxy Statement and Annual Report to stockholders for the fiscal year ended March 31, 2023 are available at www.proxyvote.com.
By Order of the Board of Directors, EDWARD SEBOLD General Counsel and Secretary New York, NY June 14, 2023

1	PROXY SUMMARY
1	Voting Matters
2	Our Business
3	Governance Highlights
3	Board of Directors
5	Our Commitment to ESG
6	Executive Compensation Highlights
7	CORPORATE GOVERNANCE AND BOARD MATTERS
7	Proposal 1—Election of Directors
8	Class II Director Nominees for Election to a 3-Year Term Expiring in 2026
10	Directors Continuing in Office
15	Kyndryl Board of Directors—Experience and Skills
16	Director Nomination Process
17	Director Attendance
17	Director Independence
18	Board Leadership Structure
19	Board and Committee Oversight of Strategy and Risk Management
21	Board and Committee Self-Evaluation Process
22	Committees of the Board
26	Compensation and Human Capital Committee Oversight of Kyndryl Compensation
27	Kyndryl Code of Conduct
27	Board Corporate Governance Guidelines
27	Communications with the Board
28	Investor Engagement
29	ESG at Kyndryl
34	Certain Relationships and Related Person Transactions
38	Director Compensation
40	2023 EXECUTIVE COMPENSATION
41	Proposal 2—Advisory Vote to Approve Executive Compensation
42	A Message from the Compensation and Human Capital Committee Chair
43	Compensation Discussion and Analysis
62	Compensation and Human Capital Committee Report
63	Compensation Tables
80	Proposal 3—Approval of Amendment and Restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan
93	Equity Compensation Plan Information
94	AUDIT MATTERS
94	Proposal 4—Ratification of the Appointment of the Independent Registered Public Accounting Firm
95	Audit and Non-Audit Fees
96	Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
96	Audit Committee Report
97	STOCK OWNERSHIP INFORMATION
97	Security Ownership of Certain Beneficial Owners and Management
99	FREQUENTLY ASKED QUESTIONS
A-1	ANNEX A—AMENDED AND RESTATED KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. The proxy materials, including this Proxy Statement, the Annual Report for the fiscal year ended March 31, 2023 and the Proxy Card, or the Notice of Internet Availability of Proxy Materials, as applicable, are being distributed beginning on or about June 14, 2023 to all stockholders entitled to vote.
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting instructions. You may do this over the Internet, as well as by telephone or mail. See “Frequently Asked Questions—8. Can I vote my shares without attending the Annual Meeting?”
Items of Business		Board Recommendations	For More Information, See Page
1	Election of the three Class II director nominees named herein for a three-year term	FOR each nominee	7
2	Approval, in a non-binding vote, of the compensation of our named executive officers (Say-on-Pay Proposal)	FOR	41
3	Approval of the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (Plan Proposal)	FOR	80
4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024 (fiscal 2024) (Ratification Proposal)	FOR	94
•	Transaction of any other business properly presented at the meeting
KYNDRYL 2023 PROXY STATEMENT | 1

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Our Business
ABOUT US
Kyndryl is the world’s largest IT infrastructure services provider, serving thousands of enterprise customers in more than 60 countries. The Company designs, builds, manages and modernizes the complex, mission-critical information systems that the world depends on every day.
OUR GLOBAL BUSINESS PRACTICE AREAS
Cloud	Core Enterprise & zCloud	Digital Workplace
Deliver seamless, integrated, multicloud management	Provide secure, unified and fault-tolerant mainframe services for our customers’ core infrastructure	Enhance user experience and work location flexibility by providing a consumer experience to employees
Applications, Data & AI	Network & Edge	Security and Resiliency
Provide full application platform hosting and expert assistance for application modernization	Provide unified network services for cloud and data center connectivity	Deliver full line of cybersecurity, business continuity and disaster recovery services to help customers continuously adapt to new threats and regulatory standards
OUR FISCAL 2023 BUSINESS HIGHLIGHTS
Solidifying IT Leadership Position	Strong Investment-Grade Balance Sheet

$17 billion Fiscal 2023 Revenue	$1.8 billion Cash	$5 billion Liquidity
Significant Progress on our Three A's Initiatives

Alliances	Advanced Delivery	Accounts

Our alliances initiative is driving signings, certifications and revenues with our new ecosystem partners and capabilities	Our advanced delivery initiative is transforming service delivery through upskilling and automation	Our accounts initiative is addressing elements of the business with substandard margins
Engaging With Customers With New Innovations and Technical Expertise

Design-led co-creation	An open integration platform	Business outcomes-led consulting

Redefining how we engage and co-create with customers on new innovative solutions through a design-led approach	Giving our customers real time insights into their complex IT estates and unprecedented control over customizing their mission-critical operations	Providing our customers access to proven expertise to address their most vexing technology challenges
Building a Winning Culture

We made great strides in our cultural transformation, building a culture that is service-oriented and flat, fast and focused on Kyndryl’s and our customers’ shared success
2 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Governance Highlights
Effective Board Leadership, Independent Oversight and Strong Corporate Governance	Stockholder Rights and Accountability

50% of directors are racially, ethnically and/or gender diverse
100% of Committee members are independent
Lead Independent Director tasked with robust and well-defined responsibilities
Annual election of Chairman and Lead Independent Director
Executive sessions led by Lead Independent Director at each Board meeting

Annual review of board leadership structure
Annual director self-evaluation and committee assessment to ensure board effectiveness
No “overboarded” directors
Robust Code of Conduct
Commitment to, and oversight of, Corporate Social Responsibility and ESG principles

Majority voting for directors in uncontested elections with director resignation policy
Single voting class
Proxy access
No stockholder rights plan
No supermajority voting provisions
Phase-out for staggered board with all directors to be elected annually beginning in 2027
Stockholders have ability to call special meetings

Board of Directors
BOARD ATTRIBUTES

KYNDRYL 2023 PROXY STATEMENT | 3

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
KYNDRYL BOARD
Director	Age	Director Since	Independent	COMMITTEE MEMBERSHIP			Audit Committee Financial Expert
				Audit	Compensation and Human Capital	Nominating and Governance
Dominic J. Caruso Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson	65	2021
John D. Harris II Former Vice President of Business Development, Raytheon Company, and Former Chief Executive Officer, Raytheon International Inc.	62	2021
Stephen A. M. Hester Chairman, easyJet plc Chairman, Nordea Bank Abp	62	2021
Shirley Ann Jackson Retired President, Rensselaer Polytechnic Institute	76	2021
Janina Kugel Former Chief Human Resources Officer and member of the Managing Board, Siemens AG	53	2021
Denis Machuel Chief Executive Officer, The Adecco Group	59	2021
Rahul N. Merchant Former Senior Executive Vice President and Head of Client Services and Technology, TIAA-CREF	66	2021
Jana Schreuder Retired Executive Vice President and Chief Operating Officer, Northern Trust Corporation	64	2021
Martin Schroeter Chairman and Chief Executive Officer, Kyndryl Holdings, Inc.	58	2021
Howard I. Ungerleider President and Chief Financial Officer, Dow Inc.	54	2021
Chairman of the Board	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
4 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Our Commitment to ESG
At Kyndryl, we are powering human progress to drive success in our business, and we apply this same principle to how we approach our Environmental, Social and Governance (ESG) strategy. In just our first full fiscal year, we've focused on promoting policies, programs and practices that motivate people, embedding ESG best practices into our operations and culture. We believe that by ensuring our business operations align to positive outcomes for society and the environment, we can create a more sustainable future for all. As our business continues to grow and develop, we aspire to continue to scale our ESG impact through the strong foundation we have already laid in our first full fiscal year.
ESG Domain	Highlight
Environment
• Committed to net zero emissions by 2040 and set near-term targets to reduce emissions and adopt renewable energy
• Developed scope 1, 2, and 3 greenhouse gas baseline and inventory, including an integrated financial and emissions model to meet our net zero goals
• Committed to validating our net zero targets through the Science Based Target initiative (SBTi) to ensure alignment with climate science
• Launched Green Guild, an employee network to support the co-creation of sustainability solutions for our customers
• Launched sustainability training for employees to support our goals and further supported our Carbon Literacy education program receiving bronze certifications
• Submitted 44 data centers to the EU Code of Conduct for Energy Efficiency in Data Centres in 20 countries and have 6 Leadership in Energy and Environmental Design (LEED) certified sites
• Awarded a Silver Award from EcoVadis, placing us in the top 25% of companies assessed by the organization

Social
• Improved employee engagement score 3.4 points to higher than industry benchmarks
• Achieved 78% participation rate in our Annual Engagement Survey
• Earned Empathy & Inclusion Index score near best-in-class – 6 points above industry average – demonstrating strong inclusion practices
• Increased Kyndryl Inclusion Networks (KINs) from 5 to 70+ globally to support an inclusive, equitable culture
• Updated job posting policy to provide Kyndryl’s employees greater internal job movement and visibility into company-wide job postings
• Engaged 25K+ Kyndryl employees in giving and volunteering
• Launched Human Rights Policy to support safe and sustainable operations
• Refined fundamental policies committing to Equal Opportunity Employment, Workforce Diversity & Inclusion, and Non-discrimination and Harassment

Governance
• Reached 100% completion rate for Kyndryl Code of Conduct training for second consecutive year for eligible employees
• Annual cybersecurity and data privacy training available to all employees
• 50% of Board Members are gender, racially and/or ethnically diverse
• Adopted ESG goals as part of the Annual Incentive Plan for executive compensation
• Established Kyndryl Trust Center to highlight commitment to safe and secure operations
• Developed responsible purchasing/supplier program using the leading industry programs

KYNDRYL 2023 PROXY STATEMENT | 5

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Executive Compensation Highlights
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation philosophy is governed by three key principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY
• At target, 75%-90% of our named executive officers’ (NEOs) compensation opportunity is performance-based • Incentive compensation is tied to our business results and individual performance
• Incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with our business strategy and stockholder interests
• A significant portion of NEO compensation is delivered in equity, further aligning their interest with stockholders
• NEOs and other select executives are required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines
• Total target compensation levels are competitive to attract and retain the best, diverse talent • Actual pay levels will vary based on performance results

OUR EXECUTIVE COMPENSATION BEST PRACTICES
What We Do	What We Don’t Do
 Significant percentage of target annual compensation delivered in the form of variable compensation tied to performance
 Long-term objectives aligned with the creation of stockholder value
 Market comparison of executive compensation against a relevant peer group
 Use of an independent compensation consultant reporting directly to the Compensation and Human Capital (CHC) Committee and providing no other services to the Company
 Robust stock ownership guidelines (6 times base salary for CEO and 3 times base salary for other NEOs)
 Clawback policy
 Non-competition and non-solicitation agreements for senior executives where not prohibited by local law
 Limited perquisites
 One-year minimum vesting condition under our long-term incentive plan
 Annual compensation risk review and assessment

 Provide tax gross-ups
 Provide “single-trigger” change in control severance benefits
 Provide excessive severance benefits
 Provide “single-trigger” change in control equity vesting
 Allow hedging or pledging of Company shares by our executive officers
 Have an evergreen provision in our long-term incentive plan
 Permit repricing of underwater stock options without stockholder approval
 Have multi-year employment agreements
 Have guaranteed annual bonus or equity payments

6 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Corporate Governance and Board Matters
Proposal 1—Election of Directors
Our Board currently consists of 10 members and, until the conclusion of our 2027 Annual Meeting of stockholders, will be divided into three classes, with each class consisting, as nearly as possible, of one-third of the total number of directors. This temporary classified Board structure is intended to provide continuity of leadership during Kyndryl’s first years of operation as an independent, public company. The directors designated as Class I directors have terms expiring at the 2025 Annual Meeting, the directors designated as Class II directors have terms expiring at the 2023 Annual Meeting and the directors designated as Class III directors have terms expiring at the 2024 Annual Meeting. Any director elected at the 2023 or 2024 Annual Meeting will belong to the class whose term expires at such Annual Meeting and will hold office for a three-year term or until his or her successor has been duly elected and qualified.
CLASS I	CLASS II	CLASS III
TERMS EXPIRING AT THE 2025 ANNUAL MEETING	NOMINEES FOR ELECTION AT THE 2023 ANNUAL MEETING	TERMS EXPIRING AT THE 2024 ANNUAL MEETING
• Janina Kugel • Denis Machuel • Rahul N. Merchant	• John D. Harris II • Jana Schreuder • Howard I. Ungerleider	• Dominic J. Caruso • Stephen A. M. Hester • Shirley Ann Jackson • Martin Schroeter
Beginning at the 2025 Annual Meeting, and at each annual meeting thereafter, all of our directors up for election at such meeting will be elected annually and will hold office until the following Annual Meeting or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Effective as of the conclusion of the 2027 Annual Meeting, our Board will therefore no longer be divided into three classes.
Upon the recommendation of the Nominating and Governance Committee, the Board has considered and nominated the following slate of Class II nominees for a three-year term expiring at our 2026 Annual Meeting or until their successors are duly elected and qualified: John D. Harris II, Jana Schreuder and Howard I. Ungerleider.
Unless otherwise instructed, the persons named in the form of Proxy Card (proxyholders) attached to this Proxy Statement intend to vote the proxies held by them for the election of John D. Harris II, Jana Schreuder and Howard I. Ungerleider. If any of these nominees ceases to be a candidate for election by the time of the 2023 Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.
The Board recommends that you vote FOR the election of each of the Class II nominees set forth above.
KYNDRYL 2023 PROXY STATEMENT | 7

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Class II Director Nominees for Election to a 3-Year Term Expiring in 2026
JOHN D. HARRIS II	COMMITTEE: Nominating and Governance	AGE 62	INDEPENDENT DIRECTOR since 2021
Former Vice President of Business Development, Raytheon Company and Chief Executive Officer, Raytheon International Inc., a multinational aerospace and defense company
Qualifications, Attributes and Skills
• Global business experience as former chief executive officer of Raytheon International Inc. and vice president of business development of Raytheon Company
• Technology, digital and/or cybersecurity experience as former president of the Raytheon Technical Services Company and as former general manager of Raytheon’s Intelligence, Information and Services business
• Government service as former member of the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and Radio Technical Commission for Aeronautics (RTCA) NexGen Advisory Committee of the U.S. Department of Transportation
• Outside board experience as a director of Cisco Systems Inc., Flex Ltd., and Exxon Mobil Corporation

Relevant Experience
Mr. Harris served as chief executive officer of Raytheon International Inc. from 2013 until 2020. Mr. Harris also served as vice president of business development for Raytheon Company during his tenure. Mr. Harris joined Raytheon in 1983 and held positions of increasing responsibility, including vice president of operations and contracts for Raytheon’s former electronic systems business, vice president of contracts for the company’s government and defense businesses until 2003, and vice president of contracts and supply chain for Raytheon Company until 2010, when he was named president of the Raytheon Technical Services Company, a role he served in until 2013.
Mr. Harris served on the RTCA NextGen Advisory Committee, the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and the Association of the United States Army’s Council of Trustees. Mr. Harris serves as a board member for Cisco Systems Inc., Flex Ltd., and Exxon Mobil Corporation.

JANA SCHREUDER	COMMITTEE: Compensation and Human Capital (Chair)	AGE 64	INDEPENDENT DIRECTOR since 2021
Retired Executive Vice President, Chief Operating Officer, Northern Trust Corporation, a financial services company
Qualifications, Attributes and Skills
• Global business experience as former chief operating officer of Northern Trust Corporation
• Technology, digital and/or cybersecurity experience as former president of operations and technology at Northern Trust Corporation
• Financial experience as former chief risk officer and head of corporate risk management and president of wealth management at Northern Trust Corporation
• Affiliation with leading business association as a member of Women Corporate Directors
• Outside board experience as a director of Avantax, Inc. and The Bank of N.T. Butterfield & Son Limited

Relevant Experience
Ms. Schreuder served as executive vice president and chief operating officer of Northern Trust Corporation from 2014 until she retired from that role in 2018. Ms. Schreuder joined Northern Trust in 1980 and during her tenure held multiple roles as a member of the management team, including service as chief risk officer from 2005 to 2006, president of operations and technology from 2006 to 2011 and president of wealth management from 2011 to 2014.
Ms. Schreuder is a member of Women Corporate Directors. Ms. Schreuder currently sits on the boards of Avantax, Inc. and The Bank of N.T. Butterfield & Son Limited. Additionally, during the past five years, she served as a director of LifePoint Health Inc.

8 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
HOWARD I. UNGERLEIDER	COMMITTEE: Compensation and Human Capital	AGE 54	INDEPENDENT DIRECTOR since 2021
President and Chief Financial Officer, Dow Inc., a materials, polymer, chemicals and biological sciences enterprise
Qualifications, Attributes and Skills
• Global business experience as president and chief financial officer of Dow Inc.
• Financial expertise as chief financial officer of Dow Inc., DowDuPont and The Dow Chemical Company
• Managed the financial complexities of the historic merge-and-spin of DowDuPont, an $86 billion holding company comprised of The Dow Chemical Company and DuPont from September 2017 to April 2019
• Financial leadership for The Dow Chemical Company’s strategic ownership restructuring of its Dow Corning Corporation silicones business joint venture completed in 2016
• Affiliation with leading business and public policy associations as Chair of the Business Leaders for Michigan business roundtable and the Michigan Climate Executive Advisory Group
• Outside board experience as a former director of Wolverine Bancorp, Inc.

Relevant Experience
Mr. Ungerleider has served as president and chief financial officer of Dow Inc. since April 2019. In 1990, he joined The Dow Chemical Company and subsequently held various positions, including chief financial officer from 2014 to 2015. In 2016, he was appointed chief financial officer of DowDuPont effective upon the merger of The Dow Chemical Company and E.I. du Pont de Nemours and Company (DuPont).
Mr. Ungerleider served in this role from 2017 until April of 2019, when Dow Inc. separated from DowDuPont.
Mr. Ungerleider is chairman of the Dow Company Foundation and serves on the Board of Directors of FCLTGlobal, the Michigan Israel Business Bridge and the Rollin M. Gerstacker Foundation.
Mr. Ungerleider is also Chair of the Business Leaders for Michigan business roundtable and the Michigan Climate Executive Advisory Group.

KYNDRYL 2023 PROXY STATEMENT | 9

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Directors Continuing in Office
CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING
DOMINIC J. CARUSO	COMMITTEE: Audit (Chair)	AGE 65	INDEPENDENT DIRECTOR since 2021
Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson, a global healthcare products company
Qualifications, Attributes and Skills
• Global business experience as former chief financial officer of Johnson & Johnson
• Financial expertise as former chief financial officer of Johnson & Johnson
• Affiliation with leading business and public policy association as former co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy
• Outside board experience as a director of McKesson Corporation

Relevant Experience
Mr. Caruso served as the executive vice president and chief financial officer of Johnson & Johnson from 2007 until his retirement in 2018. Earlier in his career, Mr. Caruso served Centocor, Inc. as vice president, finance and chief financial officer from 1994 to 1998, and as senior vice president and chief financial officer from 1998 until the acquisition of Centocor by Johnson & Johnson in 1999. Mr. Caruso then joined Johnson & Johnson and served in various executive positions until his appointment as the executive vice president and chief financial officer in 2007. Mr. Caruso is a director of McKesson Corporation. Mr. Caruso previously served as the co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy and currently serves on the Board of Trustees of The Children’s Hospital of Philadelphia and the Cystic Fibrosis Foundation.

STEPHEN A. M. HESTER	COMMITTEE: Nominating and Governance (Chair)	AGE 62	LEAD INDEPENDENT DIRECTOR since 2021
Chairman, easyJet plc, a leading international airline Chairman, Nordea Bank Abp, a leading Nordic financial services group
Qualifications, Attributes and Skills
• Global business experience as former group chief executive of RSA Insurance Group, of Royal Bank of Scotland Group and of British Land plc
• Financial expertise as former chief financial officer of Abbey National plc and Credit Suisse First Boston
• Outside board experience as chairman of easyJet plc and chairman of Nordea Bank Abp, former senior independent director of Centrica plc, and former deputy chairman of Northern Rock

Relevant Experience
Mr. Hester currently serves as chairman of easyJet plc and as chairman of Nordea Bank Abp.
Mr. Hester served as chief executive officer of RSA Insurance Group from 2014 until his retirement in June 2021. Prior to joining RSA, he was group chief executive of Royal Bank of Scotland from 2008 to 2013, chief executive of British Land plc from 2004 to 2008, and chief operating officer and chief financial officer of Abbey National plc from 2002 to 2004. Mr. Hester began his career at Credit Suisse First Boston in 1982 and held positions of increasing responsibility, including chief financial officer and global head of the fixed income division. Additionally, during the past five years, he served as senior independent director of Centrica plc.

10 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
SHIRLEY ANN JACKSON	COMMITTEE: Nominating and Governance	AGE 76	INDEPENDENT DIRECTOR since 2021
Retired President, Rensselaer Polytechnic Institute, a leading science and technology university that brings technical innovation to the marketplace
Qualifications, Attributes and Skills
• Leadership and technology experience as former president of
Rensselaer Polytechnic Institute
• Industry and research experience as a theoretical physicist at the former
AT&T Bell Laboratories
• Government service as a member of the United States Secretary of Energy Advisory Board, the Defense Science Board, the International Security Advisory Board to the United States Secretary of State, former chairman of the U.S. Nuclear Regulatory Commission and co-chair of the President’s Intelligence Advisory Board, and former member of the President’s Council of Advisors on Science and
Technology
• Regulatory experience as a former member of the board of governors of the Financial Industry Regulatory Authority (FINRA) and as former chairman of the U.S. Nuclear
Regulatory Commission
• Affiliation with leading business and public policy associations as a member of the Council on Foreign Relations, former university vice chair of the Council on Competitiveness and former member of the board of the World
Economic Forum USA
• Formerly tenured professor at Rensselaer Polytechnic Institute and
Rutgers University
• Outside board experience as a former director of a number of corporations including FedEx Corporation, Public Service Enterprise Group Incorporated (PSEG), and International Business Machines Corporation (IBM)

Relevant Experience
Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, consultant to the former AT&T Bell Laboratories from 1991 to 1995, professor of theoretical physics at Rutgers University from 1991 to 1995, and chairwoman of the U.S. Nuclear Regulatory Commission from 1995 to 1999. Dr. Jackson was president of Rensselaer Polytechnic Institute for more than two decades, from 1999 until her retirement in 2022.
She is a member of the United States Secretary of Energy Advisory Board, the Defense Science Board and the International Security Advisory Board to the United States Secretary of State. She has also served as co-chair of the President’s Intelligence Advisory Board. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, the American Association for the Advancement of Science and the American Physical Society. She is a member of the U.S. National Academy of Engineering and the American Philosophical Society. Dr. Jackson is a recipient of the National Medal of Science, the highest award in science and engineering awarded by the U.S. Government. Dr. Jackson is a member of the Council on Foreign Relations. She is a Regent Emerita and former Vice-Chair of the Board of Regents of the Smithsonian Institution, a past president of the American Association for the Advancement of Sciences and an honorary trustee of the Brookings Institution. Additionally, during the past five years, she served as a director of FedEx Corporation, PSEG, and IBM.

KYNDRYL 2023 PROXY STATEMENT | 11

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
MARTIN SCHROETER	AGE 58	CHAIRMAN since 2021
Chairman and Chief Executive Officer, Kyndryl
Qualifications, Attributes and Skills
• Global business and leadership experience as chief executive officer of Kyndryl and senior vice president of global markets of IBM
• Technology, digital and/or cybersecurity experience as chief executive officer of Kyndryl and service in various roles at IBM
• Financial expertise as senior vice president and chief financial officer of IBM
• Affiliation with leading business and public policy association as a member of the Business Roundtable and the Council on Foreign Relations

Relevant Experience
Mr. Schroeter was named the first chief executive officer of Kyndryl in January 2021. Previously, Mr. Schroeter served in a variety of business line and finance executive positions at IBM including senior vice president of global markets from 2018 until 2020, responsible for IBM’s global sales, customer relationships and satisfaction and worldwide geographic operations and overseeing IBM’s marketing and communication functions and building IBM’s brand and reputation globally, and senior vice president and chief financial officer from 2014 until 2017, leading IBM’s finance function.
Earlier in his career, Mr. Schroeter served as general manager of IBM global financing, managing a total asset base in excess of $37 billion, and had served numerous roles in Japan, the United States and Australia.
Mr. Schroeter is a member of the Business Roundtable and the Council on Foreign Relations.

12 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2025 ANNUAL MEETING
JANINA KUGEL	COMMITTEE: Compensation and Human Capital	AGE 53	INDEPENDENT DIRECTOR since 2021
Former Chief Human Resources Officer, Siemens AG, a diversified manufacturing and technology company
Qualifications, Attributes and Skills
• Global business experience as former chief human resources officer of Siemens AG
• Government service as a former member of the Innovation Council for the Federal Ministry of Digitization and the Council of Future of Work for the Federal Ministry of Labor and Social Affairs of Germany
• Affiliation with a leading business and public policy association as a member of the Supervisory Board of the German Pension Benefit Guaranty Association and co-chair of the Digital Council of the Confederation of German Employers’ Associations
• Academic experience as a member of the International Advisory Board of the IESE Business School in Spain and the University Council of the Technical University of Munich
• Outside board experience as a director of TUI AG and Thinkproject GmbH

Relevant Experience
Ms. Kugel served as the chief human resources officer and member of the managing board of Siemens AG from 2015 until 2020. Ms. Kugel joined Siemens AG in 2001 as vice president of group strategy in the communications sector and in 2005, was appointed director of global commercial excellence before becoming director of human resources in 2009. In 2012, Ms. Kugel joined Osram where she served as chief human resources officer until 2013, when she returned to Siemens AG to serve as corporate vice president of human resources and chief diversity officer.
Ms. Kugel serves on the Board of TUI AG and Thinkproject GmbH, and is a member of the Supervisory Board of the German Pension Benefit Guaranty Association (Pensions-Sicherungs-Verein) and the co-chair of the Digital Council of the Confederation of German Employers’ Associations (Bundesvereinigung der Deutschen Arbeitgeberverbände). Ms. Kugel is also a member of the International Advisory Board of the IESE Business School in Spain and the University Council of the Technical University of Munich. Since 2020, Ms. Kugel has served as senior advisor to EQT, AB Group and Boston Consulting Group, Inc. Ms. Kugel is also a member of the Board of Trustees of Deutsche AIDS Stiftung (German AIDS Foundation).

KYNDRYL 2023 PROXY STATEMENT | 13

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
DENIS MACHUEL	COMMITTEE: Audit	AGE 59	INDEPENDENT DIRECTOR since 2021
Chief Executive Officer, The Adecco Group, a leading human resources and temporary staffing firm
Qualifications, Attributes and Skills
• Global business experience as chief executive officer of The Adecco Group and former chief executive officer of Sodexo S.A.
• Technology and digital experience as the former chief digital officer of Sodexo S.A.
• Affiliation with leading business and public policy associations as a former member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum

Relevant Experience
Mr. Machuel has served as chief executive officer of The Adecco Group since July 2022. Prior to this, Mr. Machuel served as the chief executive officer of Sodexo S.A. from 2018 until 2021. Mr. Machuel joined Sodexo in 2007 as the managing director of benefits and rewards services for central and eastern Europe. In 2012, he became chief executive officer of Sodexo benefits and rewards worldwide. Mr. Machuel joined the Sodexo Group Executive Committee in 2014, and from 2015 until 2018, served as group chief digital officer and from 2017 until 2018, served as deputy chief executive officer of Sodexo. Additionally, between 2016 and 2017, Mr. Machuel served as chief executive officer of personal and home services at Sodexo.
Mr. Machuel has also served as a member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum.

RAHUL N. MERCHANT	COMMITTEE: Audit	AGE 66	INDEPENDENT DIRECTOR since 2021
Former Senior Executive Vice President and Head of Client Services & Technology, TIAA-CREF, a financial services company
Qualifications, Attributes and Skills
• Global business experience as former senior executive vice president and head of client services and technology at TIAA
• Technology, digital and/or cybersecurity experience as former executive vice president and chief information and operations officer at Federal National Mortgage Association (Fannie Mae) and former senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated
• Government service as former citywide chief information and innovation officer of New York City
• Outside board experience as a director of Juniper Networks, Inc.

Relevant Experience
Mr. Merchant served as a senior executive vice president at TIAA from 2015 until his retirement in April 2022. While at TIAA, Mr. Merchant led a variety of organizations including chief information officer, client services, and digital transformation. Prior to serving in this role, Mr. Merchant served as citywide chief information and innovation officer for the City of New York from 2012 until 2014. From 2006 until 2009, Mr. Merchant served as executive vice president, chief information and operations officer and member of the executive committee at the Fannie Mae, and senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2000 until 2006. Mr. Merchant also serves as a director for Juniper Networks, Inc.

14 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Kyndryl Board of Directors—Experience and Skills

Our Board of Directors has strong leadership skills, extensive transformation experience and wide diversity of background and experiences that help drive us toward profitability and growth and the overall transformation of Kyndryl

Kyndryl’s Board of Directors brings together ten leaders with a variety of backgrounds in key industries and professions from a wide array of senior executive and leadership roles. Our directors empower our Board with operational experience, financial expertise and academic leadership, as well as extensive research and innovation experience. In addition, many of our directors have a background in facilitating technological change in their organizations and possess digital and cybersecurity experience. Together, they bring a well-rounded perspective and offer a wealth of knowledge for understanding and navigating contemporary business issues so that we can continue to focus on our growth as an independent company.
Director	Client Industry Expertise	Technology, Digital and/or Cybersecurity	Organizational Leadership and Management	Global Business Operations	Financial Expertise	Risk Management	Academia	Government/ Regulatory, Business Associations or Public Policy	Public Board	Gender/ Racial/ Ethnic Diversity
Dominic J. Caruso
John D. Harris II
Stephen A. M. Hester
Shirley Ann Jackson
Janina Kugel
Denis Machuel
Rahul N. Merchant
Jana Schreuder
Martin Schroeter
Howard I. Ungerleider
Industry Expertise
Healthcare
Services and Facilities Mgmt.
Financial Services & Insurance
Manufacturing
Information Technology
Aerospace & Defense
Research & Development
Chemicals
Effective Board Leadership, Independent Oversight and
Strong Corporate Governance
50% of directors are racially, ethnically and/or gender diverse 100% of Committee members are independent	100% of directors attended our 2022 annual meeting of stockholders Our directors attended over 95% of the total number of meetings of the Board and of the Committees on which they served
KYNDRYL 2023 PROXY STATEMENT | 15

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Director Nomination Process
OVERVIEW
Our Nominating and Governance Committee is responsible for recommending qualified candidates for election to the Board, consistent with the criteria approved by the Board and set forth in our Board Corporate Governance Guidelines and Nominating and Governance Committee Charter. The Board is responsible for selecting nominees for election.
Our Nominating and Governance Committee and the Board seek to ensure that the Board, as a whole, possesses the expertise, qualifications, attributes and skills to carry out its oversight responsibilities effectively and to align with our long-term strategies. Accordingly, our Board Corporate Governance Guidelines provide that individuals are selected to join the Board based on all appropriate criteria, which may include strength of character, mature judgment, familiarity with our business and industry, independence of thought, ability to work collegially, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, business or professional experience, the diversity of their background and their array of talents and perspectives.
Business or Professional Experience	Array of Talents and Perspectives

Industry and/or other relevant business or professional experience, including leadership experience, corporate governance background, financial and accounting background, technology background, compliance background, cybersecurity background and/or executive compensation background

The particular talents, areas of expertise and diverse perspectives, including international perspectives, relevant technical skills, and/or relevant business or government acumen they bring to the Board

Diversity
Diversity of experience and background, including gender, ethnic and age diversity
Because the evaluation of these criteria involves the exercise of careful business judgment, the Nominating and Governance Committee and the Board do not have specific minimum qualifications that are applicable to all director candidates.
DIVERSITY
The charter of the Nominating and Governance Committee provides that, as part of its ongoing responsibility to search for qualified individuals for election as directors, the Committee actively identifies and recruits diverse candidates, including women and minority candidates. While there is no formal diversity policy, the Nominating and Governance Committee and the Board carefully consider the importance of ethnic and gender diversity along with diversity of backgrounds and perspectives when evaluating whether the Board has the right mix of skills, experience and expertise to effectively oversee the management and governance of the Company.
DIRECTOR CANDIDATE SEARCH
The Nominating and Governance Committee and the Board identify candidates through a variety of means, including:
Recommendations from members of the Committee and the full Board	Recommendations from stockholders	Suggestions from management	A third-party search firm, periodically
16 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
In identifying prospective director candidates, the Nominating and Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Governance Committee also may, but is not required to, retain a third-party search firm in order to assist it in identifying qualified candidates. The Nominating and Governance Committee and the Board use the same criteria for evaluating director candidates regardless of the source of the referral.
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS
The Nominating and Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a Proxy Statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.
Stockholders wishing to propose a candidate for consideration may do so by submitting the information described in this section to the attention of:
Kyndryl Holdings, Inc. Attention: Corporate Secretary One Vanderbilt Avenue 15th Floor New York, New York 10017
All recommendations for nomination received by the Secretary that satisfy our Bylaw requirements relating to director nominations will be presented to the Nominating and Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness and information requirements set forth in our Bylaws. See “Frequently Asked Questions—18. How do I submit an item of business for the 2024 Annual Meeting?”
In addition, our Bylaws permit a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of the Company’s outstanding common stock, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors to be elected at the annual meeting (Proxy Access), provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, which are posted on our investor relations website at investors.kyndryl.com. Stockholder requests to include stockholder-nominated directors in the Company’s proxy materials for our 2024 Annual Meeting of stockholders pursuant to our Proxy Access bylaw must be received by the Company no earlier than January 16, 2024 and no later than February 15, 2024.
Director Attendance
All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the Annual Meeting of Stockholders. In the Company’s 2023 fiscal year:
•	The Board met 8 times and the committees collectively met 16 times;
•	Each director attended 75% or more of the total number of meetings of the Board and of the Committees on which each such director served;
•	Overall, our directors attended over 95% of the total number of meetings of the Board and of the Committees on which they served; and
•	All 10 of our directors attended the Company’s 2022 Annual Meeting of Stockholders.
Director Independence
Under our Board Corporate Governance Guidelines and NYSE rules, a director is not independent unless our Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.
KYNDRYL 2023 PROXY STATEMENT | 17

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Our Board Corporate Governance Guidelines define independence in accordance with current NYSE standards for listed companies and require that our Nominating and Governance Committee and our Board review the independence of all directors at least annually.
After review of all relevant facts and circumstances, our Board has affirmatively determined that each of Dominic J. Caruso, John D. Harris II, Stephen A.M. Hester, Shirley Ann Jackson, Janina Kugel, Denis Machuel, Rahul N. Merchant, Jana Schreuder and Howard I. Ungerleider is independent under the guidelines for director independence set forth in the Board Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to committee membership.

In making its independence determinations, our Board reviewed all information known to it (including information identified through annual directors’ questionnaires), including the various commercial transactions and relationships between IBM and/or us and our subsidiaries and the entities with which certain of our directors are or have been affiliated. The Board determined that the transactions identified were not material and did not affect the independence of any of our non-employee directors under either our Board Corporate Governance Guidelines or the applicable NYSE rules.
Board Leadership Structure

MARTIN SCHROETER	STEPHEN A. M. HESTER
Chairman of the Board and Chief Executive Officer	Lead Independent Director
Selecting a company’s leadership structure is one of the most important tasks of any Board. There is not a one-size-fits-all model for board leadership, which is why our Bylaws provide that the Board has the duty to elect a Chairman of the Board from among its members annually. The Board believes that Kyndryl and its stockholders are best served by maintaining this flexibility and that a permanent leadership policy is not appropriate. Therefore, our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. Additionally, our Board Corporate Governance Guidelines provide for a Lead Independent Director whenever the Chairman of the Board is a non-independent director.
Currently, Mr. Schroeter serves as Chairman of the Board and Chief Executive Officer. Combining the role of Chairman and Chief Executive Officer at this time ensures that the Chairman has significant experience in the technology services business and ongoing executive responsibility for the Company. In the Board’s view, this approach enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and allows the Chief Executive Officer to more effectively communicate the Board’s view to management.
The Lead Independent Director position provides strong, independent leadership for the Board. It is the opinion of the Board that Mr. Hester’s diverse, international executive leadership and public company board experience make him exceptionally qualified to lead the independent members of the Board in their
18 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
oversight of management as Kyndryl establishes itself as an independent public company. Mr. Hester’s leadership experience includes roles as a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, as well as serving as Chairman of the Board for multiple companies in diverse industries. Under our Board Corporate Governance Guidelines, Mr. Hester as the Lead Independent Director has significant and robust duties and responsibilities, including:
•	presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;
•	serving as liaison between the Chair and the independent directors;
•	approving information sent to the Board;
•	approving meeting agendas for the Board;
•	approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	authority to call meetings of the independent directors; and
•	if requested by major stockholders, ensuring that he is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.
The Board considers its current leadership structure to be appropriate for the Company at this time. The Board believes that the responsibilities of the Lead Independent Director and the highly independent composition of the Board help to ensure appropriate oversight of the Company’s management by the Board and optimal functioning of the Board.
Board and Committee Oversight of Strategy and Risk Management
The Board is responsible for the overall oversight of management in the execution of its responsibilities. In this oversight role, the Board regularly reviews the Company’s long-term business strategy and works with management to set the short-term and long-term strategic objectives of the Company and to monitor progress on those objectives.
One of the most important oversight responsibilities for our Board is with respect to risk management related to us and our business. The Board executes this oversight with a multi-tiered approach through oversight by the entire Board, as well as through its Audit Committee, Compensation and Human Capital Committee and Nominating and Governance Committee, each of which assists the Board in overseeing a part of our overall risk management and regularly reports to the Board, as discussed below. In that way, risk oversight responsibilities are shared by all committees of the Board, with each committee responsible for oversight of matters most aligned with the responsibilities set forth in its charter. We believe that allocating responsibility to a committee with relevant knowledge and experience provides a more focused and deeper oversight of risk.
Our senior leadership team is responsible for managing our enterprise risk management program under the oversight of the Audit Committee. Responsibility for managing each of our highest priority risks is assigned to one or more members of our senior leadership team. Our enterprise risk management program is designed to identify, assess and manage our risk exposures, and management regularly reports to the Board and its committees on our material operational, strategic and financial risks (over the short-, intermediate-, and long-term) and plans to monitor, manage and mitigate these risks, as described below. Each committee also, when desired by the applicable committee, meets with outside advisors (including consultants and experts) in executing its risk oversight responsibilities.
KYNDRYL 2023 PROXY STATEMENT | 19

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

The Board is responsible for the overall oversight of our enterprise risk management program and receives regular updates from management on our material operational, strategic and financial risks (over the short-, intermediate-, and long-term) and plans to monitor, manage and mitigate these risks. With respect to operational and strategic risks, the Board receives periodic updates from: our Chief Information Security Officer, Chief Information Officer, Global Practice Leader, Security & Resiliency and Chief Privacy and Regulatory Officer with respect to cybersecurity and data privacy matters; our Chief Human Resources Officer on inclusion, diversity and equity matters; and our VP, Corporate Social Responsibility & Citizenship and ESG and VP, Chief Sustainability Officer with respect to environmental and corporate responsibility matters. The Board considers the foregoing matters so critical to our business that it maintains concurrent oversight over them with its Audit Committee, Compensation and Human Capital Committee and Nominating and Governance Committee, respectively.
The Audit Committee represents the Board by periodically reviewing our accounting, reporting and financial practices and risk exposures, including with respect to the integrity of our financial statements, our administrative, financial and disclosure controls, our compliance with legal and regulatory requirements, our cybersecurity and data privacy controls and our enterprise risk management program. Through its regular meetings with management, including the finance, legal, internal audit and information security functions, the Audit Committee reviews and discusses all significant areas of our business and related risks and summarizes for the Board areas of risk, including cyber risk, and any mitigating factors. With respect to compliance matters, the Audit Committee receives regular updates from our Chief Compliance Officer, who reports to our General Counsel. With respect to enterprise risk management, the Audit Committee receives regular updates from our SVP & General Auditor. With respect to cyber matters, the Audit Committee receives regular updates from our Chief Information Officer or Chief Information Security Officer.
The Compensation and Human Capital Committee considers, and discusses with management, management’s assessment of certain risks, including whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. The Compensation and Human Capital Committee also receives input from its independent compensation consultant as to whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. The Compensation and Human Capital Committee also reviews and assesses risks relating to our human capital practices. In this capacity, the Compensation and Human Capital Committee oversees executive succession planning, oversees our ongoing inclusion and diversity initiatives and assesses the ability of our compensation programs to attract and retain the best, diverse talent.
The Nominating and Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure and corporate governance, including director independence and related person transactions. The Nominating and Governance Committee also oversees and assesses risks associated with our corporate responsibility initiatives, including our environmental and sustainability goals and initiatives.
20 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Board and Committee Self-Evaluation Process
As part of the Company’s ongoing efforts to implement and enhance its governance practices and policies, the full Board, on the recommendation of the fully independent Nominating and Governance Committee, adopted a robust board and committee self-evaluation process in its first full fiscal year. Our multi-part process is designed to elicit honest and candid feedback from directors in multiple formats and at different times to ensure that the Board and its committees are operating effectively and that its processes reflect best practices. The steps below outline the formal evaluation process; however, the totality of the evaluation process is dynamic and ongoing with feedback discussed throughout the year.
Process		Kyndryl Leadership	Key Events

1	1-on-1 Interviews	Chairman of the Board	Prior to the formal self-evaluation, the Chairman solicits feedback from individual directors in a 1-on-1 format so directors can discuss their views on an individual basis.
2	Each Individual Committee Conducts Self-Evaluation	Committee Chairs
Each committee performs its own self-evaluation in an executive session on an annual basis. These committee sessions are led by the Chair of each committee and promote candid discussion in a smaller committee setting of matters that are specific to each committee.

3	Full Board Conducts Self-Evaluation	Lead Independent Director
The Lead Independent Director leads the entire Board in an annual self-evaluation to review the effectiveness of the Board. Among other items, the Board focuses on areas such as:
• Board composition, including the diversity
of skills and experience of our directors;
• Board culture and rapport among directors;
• Scope and quality of the Board meeting
materials;
• Board access to the Company’s
management team;
• Appropriateness of the Company’s controls
environment; and
• Overall Board performance and effectiveness of the Board and each of its committees.

4	Evaluation of Feedback	Full Board	At a subsequent meeting, the full Board collectively discusses insights from each of these evaluation sessions.
5	Board and Committee Enhancements	Full Board
After a fulsome discussion of the feedback from the Board and committees’ self-evaluations, the Board and/or its committees implement enhancements to its existing policies and practices, as appropriate.

KYNDRYL 2023 PROXY STATEMENT | 21

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Committees of the Board
Our Board has three standing committees—Audit Committee, Compensation and Human Capital Committee and Nominating and Governance Committee. Each Committee is comprised solely of directors who satisfy the independence criteria established by the Board, which reflect the standards of the NYSE and the rules of the SEC, including the heightened independence requirements that apply to Audit Committee and Compensation and Human Capital Committee members. Each Committee has a written charter that sets forth the Committee’s duties and responsibilities.
Director	Independent	Kyndryl Committees

		Audit	Compensation and Human Capital	Nominating and Governance
Dominic J. Caruso
John D. Harris II
Stephen A. M. Hester
Shirley Ann Jackson
Janina Kugel
Denis Machuel
Rahul N. Merchant
Jana Schreuder
Howard I. Ungerleider
Number of Committee Meetings in fiscal year 2023		6	6	4
Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
22 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Each committee reviews its charter at least annually to ensure such charters reflect evolving trends and best practices. The Charter of each committee can be found on our website, investors.kyndryl.com, under Corporate Responsibility: Governance: Governance Documents: Committee Charters.
AUDIT COMMITTEE
Members and Qualifications	Key Responsibilities
DOMINIC J. CARUSO—CHAIR
The Committee is responsible for overseeing reports of our financial results, audit reporting, internal controls, adherence to our code of ethics and compliance with applicable laws and regulations. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
• selecting the independent registered public accounting firm, approving all related fees and compensation, overseeing such firm’s work and reviewing its selection with the Board;
• preapproving the proposed services to be provided by the independent registered public accounting firm;
• reviewing the procedures of the independent registered public accounting firm to ensure its independence and other qualifications for services performed for us;
• reviewing any significant changes in accounting principles or developments in accounting practices and the effects of those changes on our financial reporting;
• assessing the effectiveness of our internal audit function and overseeing the adequacy of internal controls, key controls and processes in specific areas, including cybersecurity, and enterprise risk management processes;
• overseeing the Company’s efforts to develop and implement policies, procedures, and strategies for identifying, managing and monitoring cybersecurity and data privacy matters; and
• meeting with management prior to each quarterly earnings release and periodically to discuss the appropriate approach to earnings press releases and the type of financial information and earnings guidance to be provided to analysts and rating agencies.

Mr. Caruso has many years of experience as a public company chief financial officer, including direct involvement in the preparation of financial statements and setting financial disclosure policy.
DENIS MACHUEL
Mr. Machuel has valuable experience overseeing a public company chief financial officer and financial reporting as the chief executive officer of multiple public companies.
RAHUL N. MERCHANT

Mr. Merchant has many years of experience in the financial services industry, as well as prior service as the chair of the audit committee of another public company board. Mr. Merchant has technology and cybersecurity experience through his roles as CIO and CTO at major financial entities.

KYNDRYL 2023 PROXY STATEMENT | 23

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
NOMINATING AND GOVERNANCE COMMITTEE
Members and Qualifications	Key Responsibilities
STEPHEN A. M. HESTER—CHAIR
The Committee is devoted to the continuing review, definition and articulation of our governance structure and practices. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
• leading the search for qualified individuals for election as our directors based on all appropriate criteria, including candidates’ business or professional experience, the diversity of their background and their talents and perspectives, reviewing and assessing the independence of each director nominee and planning for future Board and Committee refreshment actions;
• advising on all matters concerning directorship practices, and on the function, composition and duties of the committees of the Board;
• reviewing and assessing the independence of all of our non-management directors annually and assessing transactions with related persons;
• developing and making recommendations to the Board regarding a set of corporate governance guidelines;
• reviewing and recommending to the Board the form and amount of our non-management director compensation;
• reviewing our position and practices on significant corporate political or charitable contributions, environmental matters and corporate responsibility matters; and
• reviewing and considering stockholder proposals.

Mr. Hester has valuable international governance experience gained through serving as the chief executive officer of public companies in Europe and serving as a member of multiple public company boards in the role of chairman worldwide.

JOHN D. HARRIS II

Mr. Harris has governance experience gained through serving a wide range of roles, including as the head of business development and the CEO of a subsidiary at a public company, as well as serving as a member of other public company boards.

SHIRLEY ANN JACKSON

Dr. Jackson has a broad governance perspective gained through serving as the president at a major research university and in senior leadership positions in government, industry and research. She has also served on several public company boards, including in leadership positions as the chair of a governance committee and the Lead Director of another public company.

24 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
COMPENSATION AND HUMAN CAPITAL COMMITTEE
Members and Qualifications	Key Responsibilities
JANA SCHREUDER—CHAIR
The Compensation and Human Capital Committee has responsibility for defining and articulating our overall executive compensation philosophy and key compensation policies, including the material risks associated with executive compensation structure, policies and programs. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
• reviewing and approving the corporate goals and objectives relevant to the CEO’s compensation, evaluating, together with the other independent members of the Board, the CEO’s performance in light of those goals and objectives and, based on such evaluation, recommending the CEO’s compensation level for approval by the independent members of the Board;
• administering and approving all elements of compensation for the Company’s non-CEO executive officers;
• annually reviewing and discussing with management the Company’s compensation policies and practices as applied to employees generally to assess whether any risks arising from such structures, policies and programs are reasonably likely to have a material adverse effect on the Company;
• reviewing our human capital management and inclusion, diversity and equity practices;
• overseeing and approving the management continuity planning process;
• overseeing the evaluation of management;
• approving, by direct action or through delegation, participation in and all awards, grants and related actions under our equity plan;
• monitoring compliance with stock ownership and clawback guidelines; and
• evaluating, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflict of interest and pre-approving any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

Ms. Schreuder brings to our Committee her perspective as a former public company chief operating officer and chair of another public company compensation committee, as well as valuable risk management experience.

JANINA KUGEL

Ms. Kugel brings to our Committee over a decade of experience as a human resources executive, including as a chief human resources officer responsible for executive recruitment and compensation as well as diversity, equity and inclusion.

HOWARD I. UNGERLEIDER

As president and chief financial officer of Dow Inc., Mr. Ungerleider brings to our Committee public company financial planning experience and an understanding of the link between such financial planning and incentive compensation.

KYNDRYL 2023 PROXY STATEMENT | 25

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation and Human Capital Committee Oversight of Kyndryl Compensation
•
The Committee approves the individual salary, annual bonus and equity awards for our non-CEO executive officers and approves the aggregate annual bonus and annual long-term equity award pools for employees who are not executive officers.

•
The Committee reviews and approves the corporate goals and objectives relevant to our CEO’s compensation, evaluates, together with the other independent members of the Board, his performance in light of those goals and objectives, and, based on such evaluation, recommends his compensation level for approval by the other independent members of the Board.

•	The Committee considers the CEO’s review of each executive officer’s performance and recommendations with respect to his or her compensation.
•
The Committee has authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Committee has engaged the services of Frederic W. Cook & Co. (“FW Cook”) as its independent compensation consultant. For a detailed discussion regarding the role of compensation consultants with respect to executive and director compensation, see “2023 Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Decision-Making and Oversight.”

•
Pursuant to its charter and the Amended and Restated Kyndryl 2021 Long-Term Performance Plan, the Committee has delegated limited authority to each of the CEO and the Chief Human Resources Officer to make equity grants outside the annual equity grant process, or “off-cycle grants,” to employees and new hires who are not officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the Exchange Act, and such officers, Section 16 officers). The delegation is subject to a cap on the aggregate grant date values of equity that may be awarded to any individual and a cap on the aggregate grant date value of all awards pursuant to the delegation. Any “off-cycle grants” are reported to the Committee at the next regularly scheduled meeting following such awards.

•
Pursuant to its charter, the Committee has delegated authority to a sub-committee comprised of the Chair of the Committee to make “off-cycle” grants in excess of the limits in the delegation to the CEO and Chief Human Resources Officer to employees and new hires who are not Section 16 officers. Any “off-cycle grants” are reported to the Committee at the next regularly scheduled meeting following such awards.

26 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Kyndryl Code of Conduct
Our code of ethics is The Kyndryl Code of Conduct. The Kyndryl Code of Conduct is applicable to all of our directors, officers and employees, including our Chairman and Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. The Kyndryl Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets and business conduct and fair dealing. The Kyndryl Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Kyndryl Code of Conduct can be found on our website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: The Kyndryl Code of Conduct.
To the extent applicable, we will disclose within four business days any substantive changes in, or waivers of, The Kyndryl Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of the date of such waiver.
Board Corporate Governance Guidelines
Our Board Corporate Governance Guidelines assist the Board in guiding our governance practices. Our Board Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee, and any changes determined by the Nominating and Governance Committee to be appropriate in light of emerging governance practices or otherwise are submitted to the full Board for consideration. These guidelines describe the Board’s views in a number of areas, including:
•	Board independence;
•	leadership structure;
•	composition (including director qualifications and diversity of background);
•	responsibilities and operations;
•	director compensation and stock ownership;
•	Chief Executive Officer evaluation and succession planning;
•	Board committees;
•	director orientation and continuing education;
•	director access to management and independent advisers; and
•	annual Board and committee evaluations.
Our Board Corporate Governance Guidelines can be found on our website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: Corporate Governance: Corporate Governance Overview.
Communications with the Board
The method by which stockholders and other interested parties may communicate with the Board, individual directors, the non-management directors as a group, or with the Chair, can be found on our website at investors.kyndryl.com, under Corporate Responsibility: Governance: Governance Documents: Board of Directors: Contact the Board.
KYNDRYL 2023 PROXY STATEMENT | 27

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Investor Engagement
We consistently and proactively engage with our investor community. Our discussions focus on a variety of topics, including our business transformation, strategy, industry trends, financial performance and ESG. Our engagement is conducted by members of our Board, our Chief Executive Officer, our Chief Financial Officer and other members of our senior leadership team across many of the Company’s functions including Legal, Finance, Human Resources and Corporate Responsibility. We engage with existing and potential stockholders to ensure their understanding of our strategy, seek their input and feedback, and for us to remain well-informed regarding their perspectives.
FISCAL 2023 INVESTOR ENGAGEMENT
Proxy Season Engagement	Offseason Governance Engagement	IR Engagement

• Focused engagement during the weeks leading up to the Annual Stockholders Meeting

• Participants included the Chair of the Compensation and Human Capital Committee, and members of the senior leadership team, including the Chief Human Resources Officer and the Global Head of Investor Relations

• Discussions focused on Board governance, executive compensation and voting matters related to the Annual Meeting

• All Company proposals were approved by stockholders at the 2022 Annual Meeting

• Proactive governance engagement conducted throughout the Fall

• Participants included Lead Independent Director, and members of the senior leadership team, including the Chief Executive Officer, Chief Financial Officer, Chief Human Resources Officer, General Counsel and Secretary, and the Global Head of Investor Relations

• Discussions focused on business strategy, and ESG strategy, including executive compensation

• Our governance outreach covered investors owning 41% of shares outstanding

• Proactive outreach in an effort to engage all members of the investment community throughout the entire year

• Participants included members of the senior leadership team, including the Chief Executive Officer, Chief Financial Officer, Group President and the Global Head of Investor Relations

• Focused on company strategy, results, outlook, and progress on medium-term business objectives

• Met, in-person or virtually, with more than 110 investment firms in fiscal 2023, of which 35 were Kyndryl stockholders and accounted for more than 50% of our shares outstanding as of December 31, 2022

100% of Company proposals approved by stockholders	>40% total shares reached	>100 investor engagements

28 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
ESG at Kyndryl
Kyndryl has embedded our Environmental, Social, and Governance (ESG) strategy into our business operations from day one.
Board Oversight of ESG Strategy
An essential aspect of executing our ESG strategy is the role our Board plays. As part of becoming an independent, public company, in our first few months, we implemented Board oversight of ESG matters to ensure cross-functional alignment in reaching our ESG goals. The Board established the oversight structure below to support management’s execution of our ESG strategy, which has the full support of our CEO and senior management.

Our ESG Strategy and Progress

Our ESG strategy aligns with our mission to drive a positive impact on our business and create a just and sustainable future for all. In our first fiscal year, we already have experienced a tremendous amount of progress, highlighted in more detail below.

Environment
Addressing climate risk and environmental operational efficiency
In the past year, Kyndryl has developed our scope 1, 2, and 3 greenhouse gas baseline and inventory aligned with the Greenhouse Gas Protocol (GHG Protocol) and is completing third party verification. This baseline and inventory have been used to define our net zero targets in line with the leading scientific frameworks and scientific recommendations of the Intergovernmental Panel on Climate Change.
KYNDRYL 2023 PROXY STATEMENT | 29

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

NET ZERO BY 2040 Kyndryl has committed to achieving net zero emissions and has adopted near-term goals to support our sustainability journey:	50% Near-term target of a 50% reduction in our emissions by 2030 against our fiscal year 2023 baseline.	75% Near-term target of a 75% reduction in our scope 1 and 2 emissions by 2030 against our fiscal year 2023 baseline.
100% Use of 100% renewable energy by 2030.
Kyndryl has committed to validating our targets through the Science Based Targets initiative (SBTi).

As Kyndryl works towards our net zero targets, we continue to make progress in addressing our environmental impact. With 44 data centers in 20 countries, Kyndryl is one of the largest participants in the EU Code of Conduct for Energy Efficiency in Data Centres. Six of our data centers are also Leadership in Energy and Environmental Design (LEED) certified. And Kyndryl enables the annual generation of 18,000 MWh of solar energy through solar arrays at three of our data centers. Over the last year we have also established our water and waste baselines and targets.
Managing system performance
In order to monitor and maintain material compliance with applicable government requirements and support our sustainability strategy, Kyndryl has established a cross-functional group to build Kyndryl’s integrated Environmental and Energy Management system, which will be certified against ISO (International Organization for Standardization) standards for ISO 14001 and 50001, and aligned with 14064 associated with our greenhouse gas management system. ISO standards are internationally agreed upon standards that govern best practice for a variety of activities.
In April, Kyndryl received a Silver Award from EcoVadis, a sustainability rating agency, exemplifying the progress we have made in our ESG work over the past year. Kyndryl will report more extensively on our environmental progress in our first ESG report later this year, which will include reporting aligned to frameworks such as the Carbon Disclosure Project (CDP), the Task Force for Climate Related Disclosures (TCFD), and the Sustainability Accounting Standards Board (SASB). These frameworks allow us to meet ESG regulatory requirements, like the Non-Financial Reporting Directive (NFRD) which require information about the management of our performance.
Engaging our employees in sustainability
Kyndryl continues to build out our environmental education and training program to enable our employees to help us meet our environmental and net zero goals. Kyndryl is working with the Carbon Literacy Trust to help Kyndryl employees train and become certified as Carbon Literate. The Carbon Literacy Trust developed the Carbon Literacy Project to help raise individuals’ and organizations’ awareness of the impact of human activity on the climate and the consequences of climate change. Kyndryl UKI and USA have been awarded bronze Carbon Literate Organization status by the Carbon Literacy Trust for Kyndryl's creation of our bespoke Carbon Literacy education programs and leadership participation. This education effort also includes our bespoke Mission Net Zero: Sustainability at Kyndryl course, launched for Earth Day 2023.
Driving market differentiation
Kyndryl’s customers often ask us about our ESG strategies and how our solutions can support their sustainability efforts. In the last year we have developed ESG customer enablement materials to communicate our ESG progress with our customers and to assist in processing customer ESG inquiries and RFP/RFIs. During the past year, we have also launched our internal Green Guild. Kyndryl’s Green Guild
30 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
brings together over 300 employees who work with Kyndryl offerings as well as our alliance partners to co-create and innovate sustainable solutions for our customers. These include solutions related to sustainable data centers, cloud migration, and digitizing the workplace.
Social
Evolving the Kyndryl Culture
Last year, we introduced The Kyndryl Way – how we define our differentiating services-led culture as we aim to be the employer and partner of choice. The Kyndryl Way is defined as operating a fast, flat and focused business with engaged employees – “Kyndryls” – who are restless, empathetic and devoted. Since then, we have been transforming our culture through new behaviors, systems and symbols to embody these principles and ways of working.
We are making the right investments in our people to equip them to role model The Kyndryl Way and associated Leadership Behaviors. We launched Leadership Development@Kyndryl – a one-stop shop for equipping and inspiring people-centric leaders with new, contemporary curriculum, workshops, resources and tools to further hone their leadership skills. And we trained nearly all 6,000 managers in workshops focused on adopting the Leadership Behaviors to advance The Kyndryl Way.
We are seeing the positive impact of these programs. We are proud that our engagement score improved 3.4 points from a year ago and is higher than industry benchmarks. And, we are making good progress on advancing our culture. 88% of employees agree that their manager’s behavior is consistent with The Kyndryl Way.
78% PARTICIPATION 78% of Kyndryls participated in our Annual Engagement Survey

We also know that career and skill development is important to our employees, necessary for our business transformation and an essential part of our “restless to power the future” and “devoted to our customers” culture. We are putting Kyndryl development and skills at the heart of our business.

For example, we made important changes to our global Internal Job Posting Policy, focusing on increasing internal job movement and visibility into non-executive and executive job postings for Kyndryls. It is foundational to filling open job roles and empowering Kyndryls to own their careers and advance their skills. We also introduced our new Global Skills and Career Framework as the new foundation for Kyndryl career journeys. It further empowers Kyndryls to own their careers by providing market-based, transparency into: their role, the skills and competencies expected for their role, and how they fit into the larger Kyndryl, as well as how jobs are organized and the variety of career paths across Kyndryl. This is a symbol and system that enables Kyndryl to be fast, flat and restless to power the future, focused on continual learning and skill development.
This is part of our mission to continuously support our employees and equip them with the tools and skills they need to better serve our customers and grow their careers at Kyndryl.
Inclusion, Diversity & Equity at Kyndryl
Driving a culture where every employee feels a sense of inclusion and belonging is rooted in The Kyndryl Way. This past year we created the foundation for an equitable environment, where Kyndryls can power human progress and innovate. As we continue to progress, inclusion, diversity and equity (ID&E) will be embedded and strengthened in every aspect of our business. As we reflect, our goals have been achieved through an alignment to our four strategic priorities: Connected and Inclusive Culture, Diverse and Representative Teams, Embedding ID&E in Business and Operations and Community Engagement and Advocacy.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Our Empathy & Inclusion Index score is nearly best-in-class – 6 points above industry average – showing that Kyndryls have a strong sense of belonging and that we are making progress against our goal of building an inclusive culture. 91% of Kyndryls feel they are treated with respect and 87% feel they can be themselves at work.
We refined fundamental policies committing to Equal Opportunity Employment, Workforce Diversity & Inclusion, and Non-discrimination and Harassment. We created new partnerships to empower communities to build inclusive and equitable economies, and to engage Kyndryls in impactful volunteerism. Partners include Echoing Green, who find emerging leaders with strong social innovation solutions and set them on a path to lifelong impact. This January, we launched Cyber Rakshak in India which will provide cyber skills for village women.
We are also embedding inclusion, diversity and equity into our business operations.
Our Commitment to Our Community
In addition to our commitment to inclusion, diversity and equity, Kyndryl is focused on supporting our employees and the communities where we live and work. Our Corporate Social Responsibility (CSR) strategy guides our employee and community engagement programming. We align our impact to United Nations Sustainable Development Goals (UN SDGs), and our CSR strategy is centered around three focus areas to drive focused impact; Future Forward Education, Climate Action and Inclusive Economies. In the last year, we have continued to scale the adoption of our employee engagement platform that allows all global employees to volunteer or donate to nonprofits and focus on making impact across our three focus areas.
25K KYNDRYLS We currently have over 25K Kyndryls registered on our volunteering and giving platform and have impacted over 1,600 organizations worldwide

In addition to our employee engagement platform, we have also partnered with several nonprofits to expand our positive impact. You can read more about our programs and partnerships on our Corporate Social Responsibility: About Us website on Kyndryl.com.

Our Commitment to Human Rights
Respect for human rights is an integral part of our ESG strategy to ensure the safe and sustainable operations of our business, and we adhere to the United Nations (UN) Guiding Principles on Business and Human Rights. We maintain a commitment to respecting human rights through our membership in the Responsible Business Alliance (RBA) and uphold this commitment through the processes and procedures outlined in our Human Rights Policy.
32 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Governance
ESG Executive Committee
In addition to establishing Board oversight of our ESG strategy, Kyndryl established a management-level ESG Executive Committee in 2022 that meets regularly to address ESG issues and ensure progress against our goals. The ESG Executive Committee is responsible for overseeing the working groups dedicated to each of the three ESG domains. As set forth below, the ESG Executive Committee is a cross-functional team comprised of senior management executives across the finance, human resources, legal, operations, sustainability and corporate affairs functions to ensure that all of Kyndryl’s internal stakeholders are represented in our key ESG initiatives and policies.
Operating Ethically & Safely
Kyndryl continues to develop strong governance structures that support our mission to embed accountability, transparency and risk management into our business as embodied in the launch of our refreshed Kyndryl Code of Conduct during fiscal year 2023.
100% COMPLETION RATE

For the second consecutive year, we achieved a 100% completion rate for business ethics employee training for non-exempted employees*
We also provide global cyber security training to all global employees, contractors and vendors.
* 100% of the non-exempted employees completed our Kyndryl Code of Conduct training as of March 17, 2023. Employees on leave of absence, extended sickness or accident leave, pending termination of employment or similar circumstances may be exempted.
In order to promote sustainable operations throughout our supply chain, Kyndryl joined the Responsible Business Alliance (RBA). The RBA is the world’s largest industry coalition dedicated to responsible business conduct in global supply chains. As a member of the RBA, we uphold high standards of environmental as well as corporate responsibility and commit to respecting human rights and ensuring sustainable operations. Further, we are working with EcoVadis to manage our supplier program to meet customer and regulatory requirements. In addition to our membership with the RBA, Kyndryl maintains a supplier diversity program and is committed to ensuring sustainable and equitable operations.
Risk Management
In addition to the ESG Executive Committee and Board oversight of ESG issues, we also support ESG risk mitigation through the Enterprise Risk Management group. The “Board and Committee Oversight of Strategy and Risk Management” section of this Proxy Statement has more details on the overall risk oversight and strategy of the Company.
KYNDRYL 2023 PROXY STATEMENT | 33

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Certain Relationships and Related Person Transactions
POLICY ON RELATED PERSON TRANSACTIONS
The Board has adopted a written Policy on Related Person Transactions to guide its review, approval and ratification of related person transactions and to assist us in the preparation of related disclosures required by the SEC.
The Policy on Related Person Transactions does not prohibit related person transactions covered by the policy, but provides that such transactions must be reviewed, approved or ratified and disclosed in accordance with the SEC’s rules regarding related person transactions.
Under our Policy on Related Person Transactions, information about transactions in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect interest, other than transactions that would not be required to be disclosed pursuant to Item 404(a) of Regulation S-K (Related Person Transactions), are reviewed, approved or ratified by the independent directors on our Board or by any committee designated by the Board that is comprised solely of independent directors. Related persons include our directors, director nominees and executive officers, beneficial owners of more than five percent of our common stock, as well as immediate family members of any of the foregoing. If the related person at issue is a director, or a family member of a director, then that director will not participate in those discussions.
In reviewing Related Person Transactions, the independent directors on our Board (or the designated committee) will consider all relevant facts and circumstances, including:
•	the relationship of the Related Person to the Company;
•	the nature and extent of the Related Person’s interest in the Transaction;
•	the material terms of the Transaction;
•	the importance and fairness of the Transaction both to the Company and to the Related Person;
•	the business rationale for engaging in the Transaction;
•	whether the Transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;
•	whether the value and the terms of the Transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-Related Persons, if any; and
•
with respect to a non-employee director or nominee, whether the transaction would compromise the director’s independence under the NYSE rules (including those applicable to committee service) and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee, or status as a “non-employee director” under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the CHC Committee.

The independent directors on our Board (or the designated committee) will not approve or ratify a Related Person Transaction unless they determine that the Transaction is in, or is not inconsistent with, the best interests of the Company. The independent directors on our Board (or the designated committee) will prohibit any Related Person Transaction if they determine it to be inconsistent with the interests of the Company and its stockholders.
In addition to our Policy on Related Person Transactions, The Kyndryl Code of Conduct requires that all employees, officers and directors avoid any situation that involves or appears to involve a conflict of interest between their personal and professional relationships. Our Audit Committee provides oversight regarding compliance with The Kyndryl Code of Conduct. The Kyndryl Code of Conduct also requires that all employees seek approval from senior management and Kyndryl counsel prior to accepting membership on the board of directors, advisory board, advisory council or similar position at another company.
34 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
AGREEMENTS WITH IBM
We were spun off from IBM on November 3, 2021. In order to govern the ongoing relationships between us and IBM after the Spin-off and to facilitate an orderly transition, IBM implemented agreements with us providing for various services and rights following the Spin-off, and under which we and IBM indemnify each other against certain liabilities arising from our respective businesses. During our 2023 fiscal year, IBM was a related party, as a result of its Kyndryl stock ownership, until it completed its disposition of its Kyndryl shares on August 11, 2022 (IBM Disposition). The following summarizes the terms of the material agreements in place with IBM.

Separation and Distribution Agreement
The Separation and Distribution Agreement was in place with IBM in advance of the distribution in the amount of one share of our common stock for every five shares of IBM common stock (Distribution). The Separation and Distribution Agreement sets forth our agreements with IBM regarding the principal actions to be taken in connection with the Spin-off. It also sets forth other agreements that govern certain aspects of our ongoing relationship with IBM following the Spin-off and contains terms governing the allocation of legal claims and liabilities, the release of claims between us and IBM and the indemnification obligations following the Distribution.

Transition Services Agreement
Under the Transition Services Agreement, IBM provides us with certain specified services for a limited time to ensure an orderly transition following the Distribution. The services IBM will provide predominantly consist of information technology services, among others. The services are generally intended to be provided for a period no longer than two years following the Distribution. Each party may terminate the agreement in its entirety in the event of a material breach of the agreement by the other party that is not cured within a specified time period. We may also terminate the services on an individual basis upon prior written notice to IBM, provided that a partial termination of a service will require mutual agreement between us and IBM. The Transition Services Agreement provides for customary indemnification and limits on liability. Given the short-term nature of the Transition Services Agreement, we are in the process of increasing our internal capabilities to eliminate reliance on IBM for the transition services. During the 2023 “fiscal year” beginning on April 1, 2022 through the IBM Disposition, we incurred fees of $149 million under the Transition Services Agreement, which fees were paid to IBM under the terms of such agreement.
Tax Matters Agreement
The Tax Matters Agreement governs the respective rights, responsibilities and obligations of IBM and us after the Distribution with respect to all tax matters (including tax liabilities, tax attributes, tax returns and tax contests). The Tax Matters Agreement imposes certain indemnification obligations to IBM on us and certain restrictions on us and our subsidiaries that are designed to preserve the tax-free status of the Spin-off and related transactions. These restrictions may limit our ability to pursue strategic transactions or engage in new businesses or other transactions that may maximize the value of our business, and might discourage or delay a strategic transaction that our stockholders may consider favorable.
Employee Matters Agreement
The Employee Matters Agreement addresses employment and employee compensation and benefits matters. The Employee Matters Agreement addresses the allocation and treatment of assets and liabilities relating to employees and compensation and benefit plans and programs in which our employees participated prior to the Spin-off, including the treatment of outstanding incentive awards and certain
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
retirement and welfare obligations, both inside and outside of the United States. The Employee Matters Agreement also imposes obligations on us to establish certain compensation and benefit plans for the benefit of our employees following the Spin-off.
In addition, the Employee Matters Agreement provides that we indemnify IBM for certain employee-related liabilities associated with the failure to establish benefit plans or in connection with joint-employer liability claims by our employees.
Agreements Governing Intellectual Property
ALLOCATION OF INTELLECTUAL PROPERTY
The agreements with IBM governing intellectual property provide for (i) us to own certain specified patents and patent applications, trademarks, domain names, copyrights in proprietary software and documentation, database rights and certain other intellectual property rights solely developed by or exclusively related to our business and (ii) IBM to retain any of its other intellectual property rights related to our business. Intellectual property rights were generally allocated to us if those rights were solely developed by our business (including with respect to software, database rights and certain other technologies) or are exclusively related to our business. Any intellectual property and technologies that are not allocated to us will be retained by IBM.
INTELLECTUAL PROPERTY AGREEMENT
The Intellectual Property Agreement with IBM, provided that IBM granted us perpetual and irrevocable, non-exclusive, royalty-free licenses to certain proprietary software and documentation, databases, trade secrets and certain other intellectual property rights (excluding patents and trademarks) that are used in our business but are being retained by IBM. The foregoing licenses exclude IBM’s commercial software, which is subject to IBM’s standard commercial terms if we choose to use it in our business. Additionally, we granted to IBM perpetual and irrevocable, non-exclusive, royalty-free licenses to certain proprietary software and documentation, databases, trade secrets and certain other intellectual property rights (excluding patents and trademarks) that were allocated to us (other than certain restricted software and research assets, to which IBM was granted limited or no rights). In addition, pursuant to the Intellectual Property Agreement, we are permitted to continue using certain of IBM’s trademarks, trade names and service marks with respect to the “IBM” brands in connection with certain limited transitional uses. The permitted transitional uses generally do not exceed one to two years. The Intellectual Property Agreement also provides that we will use commercially reasonable efforts to cease using such IBM trademarks as soon as reasonably practicable.
OTHER INTELLECTUAL PROPERTY ARRANGEMENTS
The patent cross-license agreement with IBM, provided that we granted to IBM, and IBM granted to us, a non-exclusive, worldwide, fully paid-up license to our respective patent portfolios as of the Spin-off. The license will continue until the expiration of the last to expire of the licensed patents, unless earlier terminated. IBM will also separately be licensed under any patents issuing from applications we file based on invention disclosures assigned to us in the Spin-off.
In addition, we were granted licenses under certain of IBM’s patent cross-license agreements with third parties that have been identified as being relevant to our business, and IBM will work together with us to extend us rights under these agreements to the extent permitted thereunder.
Real Estate Matters Agreement
The Real Estate Matters Agreement with IBM governs the allocation and transfer of real estate between IBM and Kyndryl and the colocation of IBM and Kyndryl following the Spin-off. Real estate assets were predominantly allocated such that properties with greater than 50% occupancy by one company are allocated in full to such company and the non-majority company moves to another location, except that the
36 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
non-majority company is not required to vacate earlier than the expiration date of any applicable lease or sublease entered into pursuant to the Real Estate Matters Agreement.
Commercial Arrangements
We also have commercial arrangements with IBM. The IBM International Client Relationship Agreement that governs transactions by which we may order from IBM its branded programs, services and products and third-party products and services for use in our internal business and to service our customers.
The Master Subcontracting Framework Agreement governs relationships where either we or IBM can serve as the prime contractor or subcontractor with respect to a particular customer. The Master Subcontracting Framework Agreement (i) sets forth the general principles by which we and IBM may establish subcontracting relationships, (ii) provides a template for developing the subcontract for each particular engagement and (iii) establishes standard terms and approaches to be applied in the ordinary course of subcontracting between us and IBM.
During the 2023 “fiscal year” beginning on April 1, 2022 through the IBM Disposition, we incurred fees of $1.31 billion under these Commercial Arrangements, which fees were paid to IBM under the terms of such arrangements.
Stockholder Registration Rights Agreement
The Stockholder and Registration Rights Agreement, which terminated in accordance with its terms upon the IBM Disposition, pursuant to which, upon the request of IBM, subject to certain limitations, we would use our reasonable best efforts to effect the registration under applicable federal or state securities laws of any shares of our common stock retained by IBM; the agreement also contained customary “piggyback” registration rights. We were generally responsible for all registration expenses in connection with the performance of our obligations under the registration rights provisions in the agreement, and IBM was responsible for its own internal fees and expenses, any applicable underwriting discounts or commissions and any stock transfer taxes. The agreement also contained customary indemnification and contribution provisions by us for the benefit of IBM and, in limited situations, by IBM for the benefit of us with respect to the information provided by IBM included in any registration statement, prospectus or related document, which indemnification terms survived the termination of the agreement. In addition, IBM agreed to vote the shares of our common stock that it retained immediately after the Distribution in proportion to the votes cast by our other stockholders. In connection with such agreement, IBM granted us a proxy to vote its shares of our retained common stock in such proportion. Such proxy, however, was automatically revoked as to a particular share upon any sale or transfer of such share from IBM to a person other than IBM, and neither the Stockholder and Registration Rights Agreement nor proxy limited or prohibited any such sale or transfer.
KYNDRYL 2023 PROXY STATEMENT | 37

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Director Compensation
Our Board has adopted a director compensation program for fiscal 2023, as described below, pursuant to which each of our non-employee directors receives a cash retainer and an annual equity award in the form of restricted stock units (RSUs) for their services to the Board and its committees. Mr. Schroeter, Chairman and Chief Executive Officer, does not receive separate compensation for his service on the Board.
The Board believes that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an equity component, designed to align the interests of directors and stockholders. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services.
This program enables continued attraction and retention of highly qualified directors and to address the time, effort and accountability required by active board membership. Director compensation is periodically reviewed by the Nominating and Governance Committee and the Board, usually on an annual basis.

Fiscal 2023 Annual Compensation	Fiscal 2023 Additional Annual Cash Retainers
	Lead Independent Director	$45,000
	Board Committee Chairmanship
	Audit	$30,000
	Compensation and Human Capital	$22,500
	Nominating and Governance	$22,500

The cash retainer is paid in installments and prorated for partial years of service. The annual RSU grant is made on the date of the annual meeting each year, has an annual target value of  $200,000 and fully vests on the earlier of the anniversary of the grant date and the date of our next annual meeting following the grant date (provided that the date of the meeting is at least 50 weeks after the grant date). Accordingly, on July 28, 2022, we granted each of our non-employee directors 19,399 RSUs that vest in full on the date of the 2023 Annual Meeting, subject to the director’s continued service through such date.
Our directors are subject to the Stock Ownership Guidelines described under “2023 Executive Compensation—Compensation Discussion and Analysis—Additional Compensation Information—Stock Ownership Guidelines.” Pursuant to such guidelines, our non-employee directors are required to retain 100% of the shares of our common stock underlying the RSUs, net of any amounts required to pay taxes, until they achieve the ownership required by the guidelines.
38 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
The table below sets forth information regarding the compensation of each of our non-employee directors for the fiscal year ended March 31, 2023.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Dominic J. Caruso	130,000	200,004	330,004
John D. Harris II	100,000	200,004	300,004
Stephen A. M. Hester	167,500	200,004	367,504
Shirley Ann Jackson	100,000	200,004	300,004
Janina Kugel	100,000	200,004	300,004
Denis Machuel	100,000	200,004	300,004
Rahul N. Merchant	100,000	200,004	300,004
Jana Schreuder	122,500	200,004	322,504
Howard I. Ungerleider	100,000	200,004	300,004
(1)
Represents the aggregate grant date fair value of RSUs granted during fiscal 2023 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (Topic 718). The assumptions used in the valuation are discussed in Note 15 “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (Fiscal 2023 10-K). As of March 31, 2023, each of our non-employee directors had 19,399 RSUs outstanding, which will vest on July 27, 2023, subject to continued service through such date.

KYNDRYL 2023 PROXY STATEMENT | 39

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
2023 Executive Compensation
EXECUTIVE COMPENSATION CONTENTS
41	PROPOSAL 2—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
42	A MESSAGE FROM THE COMPENSATION AND HUMAN CAPITAL COMMITTEE CHAIR
43	COMPENSATION DISCUSSION AND ANALYSIS
43	I.	Executive Summary
43		Fiscal 2023 Overview
44		NEOs
44		Our Compensation Philosophy
45		2022 Say on Pay Vote
45		How Our NEOs Are Paid
46		Target Compensation Mix
46		Our Executive Compensation Best Practices
47	II.	Executive Compensation Decision-Making and Oversight
49	III.	Elements of Compensation and Compensation Decisions
49		Base Salaries
49		Annual Cash Bonus
54		Long-Term Equity Incentives
57		Other Compensation
59	IV.	Additional Compensation Information
59		No Long-Term Employment Agreements
59		Non-competition and Non-solicitation
59		Stock Ownership Guidelines
60	Clawback Policy
60	Hedging and Pledging of Company Stock
61	Risk Management and Mitigation of Compensation Policies and Practices
62	COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
63	COMPENSATION TABLES
63	Summary Compensation Table
64	Grants of Plan-Based Awards in Fiscal 2023
65	Outstanding Equity Awards at March 31, 2023
67	Option Exercises and Stock Vested in Fiscal 2023
67	Pension Benefits in Fiscal 2023
68	Non-Qualified Deferred Compensation for Fiscal 2023
69	Potential Payments Upon Termination or Change in Control
74	CEO Pay Ratio
75	Pay vs. Performance
80	PROPOSAL 3—APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN
93	EQUITY COMPENSATION PLAN INFORMATION
40 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Proposal 2—Advisory Vote to Approve Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, Kyndryl is asking that stockholders vote, on a non-binding basis, to approve the compensation of the named executive officers as discussed in the Compensation Discussion and Analysis on pages 43 to 61 and the compensation tables on pages 63 to 79, including accompanying narrative disclosure. The Company currently intends to hold such votes annually. Accordingly, the next such vote is expected to be held at the Company’s 2024 Annual Meeting. While the Board intends to consider carefully the results of this vote, the vote is advisory in nature and is not binding on the Company or the Board.
As described in the Compensation Discussion and Analysis, our executive compensation programs are designed to be consistent with our compensation philosophy to pay for performance, align with stockholders and pay competitively.
In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, particularly the Executive Summary. In making executive compensation decisions, our Compensation and Human Capital Committee performed a market check against a compensation peer group. In addition, our Compensation and Human Capital Committee selected goals and metrics to motivate the named executive officers to execute, and reward them for their progress in the execution of, the Company’s strategy to return to profitability.
For the reasons expressed above and discussed in the Compensation Discussion and Analysis, the Compensation and Human Capital Committee and the Board believe that our compensation policies and programs are aligned with the interests of our stockholders and designed to reward performance and pay competitively.
The Board recommends that stockholders vote FOR the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”
The Board recommends that you vote FOR the approval of the compensation of the named executive officers.
KYNDRYL 2023 PROXY STATEMENT | 41

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
A Message from the Compensation and Human Capital Committee Chair
Dear Stockholders,

Fiscal year 2023 marked Kyndryl’s first full financial year as an independent company with our own stand-alone compensation programs. We successfully implemented our fiscal year 2023 compensation design that we previewed in our 2022 proxy. We believe our programs support our strategy to return to profitability and growth. We continue to believe our annual and long-term incentive programs support the Company’s business strategy and we therefore kept a similar approach for fiscal year 2024 - building upon the foundation with short and long-term compensation programs aligned to our financial, operational, and strategic objectives which drive shareholder value creation.

We encourage you to carefully review our CD&A and the executive compensation information that follows. The Committee welcomes and is committed to responding to stockholder feedback. As a flat, fast and focused company, we each play a role in our growth story and commitment to being restless, empathetic and devoted to our stakeholders as we bring to life The Kyndryl Way.

Sincerely,

JANA SCHREUDER
Chair of the Compensation and
Human Capital Committee of the Board
Kyndryl
June 14, 2023
42 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation Discussion and Analysis
I.    EXECUTIVE SUMMARY
Fiscal 2023 Overview
In the fiscal year ended March 31, 2023 (fiscal 2023), Kyndryl’s first full fiscal year operating as an independent company, the Company began to implement its strategy to return to profitability and growth. Kyndryl met or exceeded all of its strategic objectives, referred to as the “three-A’s” initiatives, for fiscal 2023:
•	Alliances initiative – the Company leveraged its partnerships with leading technology companies, achieving its goal for contract signings tied to cloud hyperscaler alliances;
•
Advanced Delivery initiative – the Company strengthened its automation capabilities, allowing it to redeploy delivery professionals to serve new revenue streams and backfill attrition and exceed related cost savings objectives; and

•	Accounts initiative – the Company started to address customer relationships with substandard margins to deliver on its fiscal 2023 profit improvement goal.
Incremental to the benefits from the three-A’s initiatives, the Company has driven growth in Kyndryl Consult, Kyndryl’s business outcomes-led consulting, and across its global practices.
In setting financial performance goals for the Company’s NEOs for fiscal 2023, the Compensation and Human Capital Committee (“CHC Committee”) considered that the Company’s financial results in fiscal 2023 would be largely driven by actions taken and contracts entered into prior to the Spin-off. The CHC Committee also recognized that the Accounts initiative could negatively impact revenues in the near-term, as management focuses on addressing unprofitable accounts. Based on these factors, the CHC Committee determined to set fiscal 2023 financial performance goals for the Company’s NEOs at a lower level than the financial performance the Company achieved in fiscal 2021, which goals it believed would nonetheless be difficult to achieve.
For fiscal 2023, the Company achieved:
•	Revenues of $17 billion, a decline of 7%, or 0% in constant currency*, compared to the twelve months ended March 31, 2022; and
•	Adjusted EBITDA of $2 billion*, compared to adjusted EBITDA of $2.2 billion* in the twelve months ended March 31, 2022.
*Constant currency and adjusted EBITDA are non-GAAP financial measures. The Company used adjusted EBITDA as a financial performance measure for determining the annual cash bonus paid to our NEOs. For a definition of constant currency and a reconciliation of adjusted EBITDA to net loss, see Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Segment Results in our Fiscal 2023 10-K.
In addition, the Company achieved key ESG objectives of:
•	Establishing the Company’s carbon baseline and announcing Science-Based Targets initiative targets;
•	Increasing global employee engagement;
•	Advancing key diversity goals globally; and
•	Establishing a foundation for the culture, systems and platforms for enhancing governance, ethics and transparency.
See “Proxy Summary – Our Commitment to ESG” for a detailed discussion of our ESG accomplishments.
KYNDRYL 2023 PROXY STATEMENT | 43

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
The foregoing considerations and achievements resulted in the cash incentive-based payments for fiscal 2023 described below under “Elements of Compensation and Compensation Decisions—Annual Cash Bonus.”
NEOs
Kyndryl’s NEOs for fiscal year 2023 were the following five executive officers:

MARTIN SCHROETER	DAVID WYSHNER	ELLY KEINAN	EDWARD SEBOLD	MARYJO CHARBONNIER
Chairman and Chief Executive Officer	Chief Financial Officer	Group President	General Counsel and Secretary	Chief Human Resources Officer
Our Compensation Philosophy
Our CHC Committee bases its compensation decisions with respect to the compensation of our executive officers on the following principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY
• At target, 75%-90% of our NEOs’ compensation opportunity is performance-based • Incentive compensation is driven and differentiated by both company and individual performance
• Incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with our business strategy and stockholder interests
• A significant portion of NEO compensation is delivered in equity, further aligning their interest with stockholders
• NEOs are required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines
• Total target compensation is aligned competitively to market to ensure we attract and retain critical talent • Actual pay levels are driven and differentiated by company and individual performance

44 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
2022 Say-on-Pay Vote
Our Board and CHC Committee value the perspectives of our stockholders and are committed to responding to stockholder feedback. The 2022 annual vote on an advisory resolution to approve the compensation of our NEOs (“say-on-pay”), which related to compensation decisions made by our former parent prior to the Spin-off and our CHC Committee after the Spin-off with respect to the compensation of our NEOs in fiscal 2021, passed with approximately 81% of the votes in favor. Given this support, as well as stockholder feedback we received during our engagement with our stockholders, both in connection with our 2022 Annual Meeting and as described under “Corporate Governance and Board Matters—Investor Engagement,” the CHC Committee believes that our stockholders are generally supportive of the executive compensation program the CHC Committee put in place following the Spin-off for periods after 2021. Accordingly, the CHC Committee did not modify this executive compensation program, which is described in detail below and differs significantly from the Company’s fiscal 2021 executive compensation program.
How Our NEOs Are Paid
The table below presents the primary compensation elements of our executive compensation program as applied to our NEOs.
	Payment Form	Performance and/or Service Condition	Compensation Objective
BASE SALARY	• Cash	• NA	• Provide market-competitive, fixed level of compensation • Attract and retain critical talent
ANNUAL CASH BONUS	• Cash
• CHC Committee annually evaluates a broad range of financial and non-financial metrics
• Fiscal 2023 annual cash bonus was earned based on the Company’s achievement of revenue, Adjusted EBITDA and ESG goals for the fiscal year, subject to adjustment upwards or downwards for individual performance
• Tie compensation to business performance and individual performance for the fiscal year • Attract and retain critical talent
LONG-TERM EQUITY INCENTIVE	• Equity— Performance Share Units (65% of Long- Term Equity Incentive)
• CHC Committee annually evaluates a broad range of financial and non-financial metrics
• Vesting of fiscal 2023 awards is tied to meeting performance objectives related to Adjusted Operating Cash Flow, Total Signings and Relative TSR, in each case, over a 3-year period
• Tie compensation to business performance • Attract and retain critical talent • Align NEOs’ interests with that of stockholders
	• Equity— Restricted Stock Units (35% of Long- Term Equity Incentive)	• Vesting ratably over four years, subject to employment through each applicable vesting date	• Attract and retain critical talent • Align NEOs’ interests with that of stockholders
In addition, our CHC Committee determined that it is appropriate to provide the NEOs with benefits generally available to all employees and certain limited perquisites the CHC Committee determined were necessary to perform their duties efficiently and minimize distractions. See “—Other Compensation” below.
KYNDRYL 2023 PROXY STATEMENT | 45

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Target Compensation Mix
Consistent with our compensation philosophy, the compensation of our NEOs is long-term focused and primarily performance-based. The following pie charts show the fiscal 2023 target annual compensation mix for our CEO and our other NEOs.

Our Executive Compensation Best Practices
Our CHC Committee reviews the Company’s executive compensation program on an ongoing basis to evaluate whether it supports the CHC Committee’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the CHC Committee believes reinforces our executive compensation objectives:
What We Do	What We Don’t Do
 Significant percentage of target annual compensation delivered in the form of variable compensation tied to performance
 Long-term objectives aligned with the creation of stockholder value
 Market comparison of executive compensation against a relevant peer group
 Use of an independent compensation consultant reporting directly to the CHC Committee and providing no other services to the Company
 Robust stock ownership guidelines (6 times base salary for CEO and 3 times base salary for other NEOs)
 Clawback policy
 Non-competition and non-solicitation agreements for senior executives where not prohibited by local law
 Limited perquisites
 One-year minimum vesting condition under our long-term incentive plan
 Annual compensation risk review and assessment

 Provide tax gross-ups
 Provide “single-trigger” change in control severance benefits
 Provide excessive severance benefits
 Provide “single-trigger” change in control equity vesting
 Allow hedging or pledging of Company shares by our executive officers
 Have an evergreen provision in our long-term incentive plan
 Permit repricing of underwater stock options without stockholder approval
 Have multi-year employment agreements
 Have guaranteed annual bonus or equity payments

46 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
II.    EXECUTIVE COMPENSATION DECISION-MAKING AND OVERSIGHT
Role of Our CHC Committee, Our Independent Directors and Management
Our CHC Committee is responsible for defining and articulating our overall executive compensation philosophy and key compensation policies. With respect to the compensation of our Chief Executive Officer, Mr. Schroeter, the CHC Committee reviews and approves the corporate goals and objectives relevant to such compensation, evaluates, together with the other independent members of the Board, his performance in light of those goals and objectives, and recommends his compensation level for approval by the other independent members of the Board. Our CHC Committee administers and approves all elements of the compensation of our other executive officers. In setting the compensation of our other executive officers, the CHC Committee takes into account Mr. Schroeter’s review of each executive officer’s performance and his recommendations with respect to his or her compensation. Mr. Schroeter does not participate in the determination of his own compensation. Because an extensive review of executive officer compensation was undertaken following the Spin-off at the end of calendar year 2021, no changes were made to the compensation levels of our NEOs in fiscal 2023. Our CHC Committee undertook its annual review of executive officer compensation for fiscal 2024 in April 2023.
Role of Compensation Consultants
In connection with the Spin-off, our CHC Committee engaged FW Cook to serve as the CHC Committee’s independent compensation consultant. FW Cook and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the CHC Committee on executive compensation and the Nominating and Governance Committee on director compensation. At the CHC Committee’s request, in fiscal 2023, FW Cook advised the CHC Committee on general marketplace trends in executive compensation, made proposals for executive compensation programs, assisted in the development of a group of peer companies for inclusion in competitive market analyses of compensation and otherwise advised the CHC Committee with regard to the compensation of our Chief Executive Officer and other executives. FW Cook also reviewed this Compensation Discussion and Analysis and advised the CHC Committee with respect to the SEC’s new pay vs. performance disclosure requirement. The CHC Committee has assessed the independence of FW Cook pursuant to the applicable rules and determined that its engagement does not raise any conflict of interest.
KYNDRYL 2023 PROXY STATEMENT | 47

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Use of Competitive Data
Our CHC Committee believes it is important to clearly understand the relevant market for executive talent to inform its decision-making and ensure that our compensation program for executive officers attracts and retains key talent. Accordingly, the CHC Committee, working with FW Cook, has developed a group of peer companies to inform the Company’s executive compensation decisions, which is reviewed annually to ensure that the companies constituting the peer group continue to provide meaningful and relevant compensation comparisons. The peer group was initially established in November 2021 following the Spin-off and subsequently reviewed in October 2022, when the CHC Committee determined that no changes were necessary. The peer group for fiscal 2023 (Peer Group) consisted of the 15 companies set forth below.
• Accenture plc	• Cognizant Technology Solutions Corporation	• Leidos Holdings, Inc.
• Aon plc	• DXC Technology Company	• Marsh & McLennan Companies, Inc.
• Automatic Data Processing, Inc.	• Fidelity National Information Services, Inc.	• Salesforce, Inc.
• Booz Allen Hamilton Holding Corporation	• Fiserv, Inc.	• Science Applications International Corporation
• Cisco Systems, Inc.	• Hewlett Packard Enterprise Company	• VMware, Inc.
The CHC Committee believes the Peer Group companies are an appropriate reference to inform the Company’s executive compensation decisions based on several important criteria:
•	their listing on a U.S. stock exchange and subjection to reporting obligations similar to Kyndryl’s;
•	the similarity of their industry classification to Kyndryl’s classification;
•	the extent to which they compete with Kyndryl for executive talent and for investors;
•	the similarity in the scale of their business to that of Kyndryl’s; and
•	general comparability of key size measures, primarily revenue and number of employees.
At the time the Peer Group was reviewed and approved in October 2022, the Company’s revenue was at approximately the 60th percentile of the Peer Group.
While our CHC Committee reviews compensation levels for comparable roles within the Peer Group to inform its determinations regarding the compensation of our executive officers, our CHC Committee does not rely solely on data from the Peer Group in establishing the compensation for our executive officers nor does our CHC Committee target a specific competitive position versus the Peer Group. Our CHC Committee also refers to other resources, including published compensation data from other third-party surveys. The compensation data of the Peer Group and such other resources are considered alongside the Company’s pay-for-performance and long-term value creation objectives in determining the compensation for our executive officers that best aligns management’s interests with those of our stockholders.
48 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
III.    ELEMENTS OF COMPENSATION AND COMPENSATION DECISIONS
Base Salaries
LINK TO COMPENSATION PHILOSOPHY
Base salary is intended to provide a market-competitive, fixed level of compensation and attract and retain the best, diverse talent. Base salaries are expected to be reviewed annually, and the CHC Committee may adjust individual base salaries from time to time to recognize outstanding performance, changes in duties or roles with the Company, and/or changes in overall labor market dynamics.

Following the Spin-off, our CHC Committee, with the input of FW Cook, conducted a review of the compensation of our NEOs. Because the post-Spin-off compensation review took place late in 2021, no changes were made to the base salaries of our NEOs in fiscal 2023. The table below sets forth the annual base salaries at the end of fiscal 2021 and the end of fiscal 2023.
Name	Annual Base Salary as of December 31, 2021 ($)	Annual Base Salary as of March 31, 2023 ($)
Martin Schroeter	1,000,000	1,000,000
David Wyshner	780,000	780,000
Elly Keinan	800,000	800,000
Edward Sebold	666,667	666,667
Maryjo Charbonnier	615,000	615,000
Annual Cash Bonus
LINK TO COMPENSATION PHILOSOPHY
Annual cash bonus opportunities are intended to encourage NEOs, as well as other employees, to focus on multiple performance objectives that are key to creating stockholder value by delivering financial, operating and strategic performance that is aligned with our business strategy and stockholder interests.

The CHC Committee annually evaluates a broad range of financial and non-financial metrics, including metrics relating to the Company’s environmental, social and governance (ESG) strategies, to determine the appropriate annual bonus award metrics.

The CHC Committee determined to award the NEOs two cash bonus opportunities under the Kyndryl Annual Incentive Plan for Executives in calendar year 2022 to align with the three-month transition period resulting from the Company’s decision to change its fiscal year-end from December 31 to March 31 and our new fiscal year. Target amounts for both cash bonus opportunities were equal to 200% of their respective base salaries for Messrs. Schroeter and Keinan and 125% of their respective base salaries for Messrs. Wyshner and Sebold and Ms. Charbonnier. As part of its review and market check in November 2021, the CHC Committee determined that setting the NEOs’ target short-term cash incentives at these levels furthered the CHC Committee’s objective of awarding compensation opportunities that are majority performance-based and tied to the Company’s business results.
KYNDRYL 2023 PROXY STATEMENT | 49

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
TRANSITION PERIOD CASH BONUS OPPORTUNITY
The NEOs’ target cash bonus opportunity for the three-month transition period was prorated to reflect the three-month performance period (January 1, 2022 through March 31, 2022) and the payout was capped at 200% of target. The table below sets forth the performance metrics selected by the CHC Committee, their relative weightings, the target amounts approved by the CHC Committee with respect to each metric based on the Company’s budget for the transition period and the CHC Committee’s rationale for the selection of each metric.
Metric	Weighting	Target Amount	Rationale for Selection
Revenue	50%	$4.311 billion	• Used by management to assess our financial performance • Used by investors to assess our business
Adjusted EBITDA(1)	50%	$556 million
• Used by management to assess our financial performance
• Used by investors to assess our business
• CHC Committee believes this metric provides a reliable indicator of the strength of our financial results

(1)
Defined as income (loss) before income taxes, separation-related costs, workforce rebalancing and restructuring charges, transaction-related and integration-related items, goodwill and long-lived asset impairment charges, foreign currency impacts of highly inflationary countries, significant litigation costs, amortization of intangible assets, stock-based compensation, pension related expenses, interest expense, depreciation expense, amortization of prepaid software and amortization of transition and transformation costs.

The outcome of our performance with respect to the revenue and adjusted EBITDA goals set forth above was subject to adjustment of 10% upwards or downwards based on the Company’s achievement of strategic goals. The table below sets forth the strategic goals selected by the CHC Committee and the rationale for its selection.
Strategic Goal	Rationale for Selection
Year-over-year(1) Kyndryl Consult (formerly Advisory & Implementation Services, or A&IS) signings growth of 20%	• Kyndryl Consult signings are expected to produce higher profit margins and therefore are expected to lead to greater profitability
Fiscal year 2023 year-beginning-backlog improvement of better than -4.1% year-over-year(2)	• Backlog may be predictive of future revenues
(1)	Transition period from January 1, 2022 through March 31, 2022 vs. quarter ended March 31, 2021
(2)	April 1, 2022 vs. January 1, 2021
The following tables set forth the payout percentages for threshold, target and maximum achievement as a percentage of the target revenue and adjusted EBITDA amounts. To the extent that performance fell between the applicable threshold, target or maximum levels for each of these metrics, payouts were determined using linear interpolation. To the extent that performance fell below the applicable threshold levels no payouts would have been made in connection with our performance with respect to such goal.
Revenue (50% Weighting)	Below Threshold	Threshold	Target	Maximum
% of Goal Attainment	<95%	95%	100%	106%
% of Target Payout	0%	20%	100%	200%
Adjusted EBITDA (50% Weighting)	Below Threshold	Threshold	Target	Maximum
% of Goal Attainment	<90%	90%	100%	110%
% of Target Payout	0%	50%	100%	200%
50 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Automatic Adjustments and CHC Committee Discretion
The financial results for the transition period were subject to adjustment up or down to remove the impact of currency movements and any material impact of changes in GAAP or other accounting standards. In addition, with CHC Committee approval, the financial results for the transition period were subject to adjustment up or down for unplanned acquisitions or divestitures, loss of contracts not novated in the Spin-off, extraordinary changes, material changes to commercial agreements driven by a change in the strategies of the Company’s former parent, or, in exceptional circumstances, impairments, if such situations occurred and adjustment was recommended by the CEO. Finally, under the Kyndryl Annual Incentive Plan for Executives, the CHC Committee has discretion to change the incentive formula or increase, reduce or eliminate a participant’s award, in each case at any time up to the date of payment.
Determination of Transition Period Achievement and Payouts
The table below shows the actual results based on the Company’s transition period performance and the payouts associated with each of the transition period metrics as a percentage of target. The amounts set forth in the table reflect the Company’s actual performance, adjusted to remove the impact of currency movements and IBM content flow-through. The CHC Committee exercised its discretion to adjust for content flow-through from the Company’s former parent, which are consulting and maintenance services that are delivered by the Company’s former parent as part of the client contracts novated to Kyndryl in the Spin-off. The CHC Committee determined this adjustment was appropriate as revenues, costs and expenses from IBM content flow-through are due to services performed by IBM, rather than the Company. Adjusted EBITDA is a non-GAAP measure and defined as net income (loss) excluding net interest expense, depreciation and amortization (excluding depreciation of right-of-use assets and amortization of capitalized contract costs), charges related to ceasing to use leased/fixed assets, charges related to lease terminations, transaction-related costs, pension costs other than pension servicing costs and multi-employer plan costs, stock-based compensation expense, workforce rebalancing charges, impairment expense, significant litigation costs and foreign currency impacts of highly inflationary countries, with a further adjustment to reflect the currency rates used in initial target setting.
	Revenue	Adjusted EBITDA
Actual performance, as adjusted	$4.338 billion	$544 million
% of Target Payout	111%	89%
The results set forth above produced a weighted payout percentage of 100% of target. Despite the Company’s achievement of both strategic goals, with Kyndryl Consult signings growth of 48% year-over-year and fiscal year 2023 year-beginning-backlog improvement of -2.0%, the CHC Committee determined that an upward revision of the weighted payout percentage was not appropriate in the context of the overall attainment results. Based on the performance achieved, each of the NEOs earned a cash bonus for the transition period as follows, which amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table:
Name	Base salary (prorated)	Target bonus as a percentage of base salary	Target bonus potential	Weighted payout percentage	Transition period bonus payment
Martin Schroeter	$250,000	200%	$500,000	100%	$500,000
David Wyshner	$195,000	125%	$243,750	100%	$243,750
Elly Keinan	$200,000	200%	$400,000	100%	$400,000
Edward Sebold	$166,667	125%	$208,333	100%	$208,333
Maryjo Charbonnier	$153,750	125%	$192,188	100%	$192,188
KYNDRYL 2023 PROXY STATEMENT | 51

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
FISCAL 2023 CASH BONUS OPPORTUNITY
The NEOs’ cash bonus for the Company’s 2023 fiscal year beginning April 1, 2022 and ending March 31, 2023 was capped at 200% of their respective target cash bonus opportunity. The tables below set forth the performance metrics selected by the CHC Committee, their relative weightings, the target amounts and qualitative goals approved by the CHC Committee with respect to each metric based on the Company’s fiscal 2023 budget and ESG strategy and the CHC Committee’s rationale for the selection of each metric. In particular, the revenue goal reflected the fact that fiscal year 2023 revenue was expected to decline, in part due to the Company’s anticipated strategic Accounts initiative to address low margin accounts, and, due to the nature of the Company’s business, was primarily driven by actions taken and contracts entered into prior to the Spin-off. The CHC Committee also determined to decrease the relative weighting of the revenue goal for the foregoing reasons and to reflect the Company’s focus on profitability.
Metric	Weighting	Target Amount	Rationale for Selection
Adjusted EBITDA	60%	$2.352 billion
• Used by management to assess our financial performance
• Used by investors to assess our business
• CHC Committee believes this metric provides a reliable indicator of the strength of our financial results

Revenue	30%	$17.434 billion	• Used by management to assess our financial performance • Used by investors to assess our business
ESG	10%	(1)	• Encourages management to focus on the achievement of environmental, social, and governance goals that the CHC Committee believes furthers the Company’s strategy
(1)	The strategic ESG objectives and four specific related qualitative goals are as follows:
Strategic ESG Objectives	Goal
E: Environmentally Sound Practices	Establish our carbon baseline, set targets and announce Science Based Targets initiative (SBTi) targets by fiscal year 2023 year-end

S: Attract, retain and motivate our workforce, ensuring critical skills to enable growth and a thriving culture	Increase global employee engagement Advance key diversity goals globally

G: Governance, Ethics and Transparency	Establish foundation for the culture, systems and platforms for enhancing governance, ethics and transparency
The CHC Committee retained discretion to determine the relative weightings of the four qualitative goals within the ESG metric.
For each NEO, the outcome of our performance with respect to the revenue, adjusted EBITDA and ESG goals set forth above was subject to adjustment upwards (but not above 200% of target) or downwards based on individual performance, provided that the sum of the individual payouts could not exceed the total overall funding level of the executive officer pool.
The following tables set forth the payout percentages for threshold, target and maximum achievement as a percentage of the target revenue and adjusted EBITDA amounts. To the extent that performance fell between the applicable levels for each of these metrics set forth in the table below, payouts were determined using linear interpolation. To the extent that performance fell below the applicable threshold levels, no payouts would have been made in connection with our performance with respect to such goal.
52 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Revenue (30% Weighting)	Below Threshold	Threshold		Target		Maximum
% of Goal Attainment	<95%	95%	98%	100%	102%	105%
% of Target Payout	0%	20%	90%	100%	110%	200%
Adjusted EBITDA (60% Weighting)	Below Threshold	Threshold		Target		Maximum
% of Goal Attainment	<90%	90%	95%	100%	105%	110%
% of Target Payout	0%	50%	80%	100%	150%	200%
Automatic Adjustments and CHC Committee Discretion
The financial results for fiscal 2023 were subject to adjustment to remove the impact of currency movements and any material impact of changes in GAAP or other accounting standards. In addition, with CHC Committee approval, the financial results for the 2023 fiscal year were subject to adjustment for unplanned acquisitions or divestitures, loss of contracts not novated in the Spin-off, special items adjusted for in the Company’s public disclosures including without limitation impairments and gains and losses on divestitures or sales of assets, and material changes to commercial agreements driven by a change in the strategies of the Company’s former parent if such situations occurred. Finally, under the Kyndryl Annual Incentive Plan for Executives, the CHC Committee has discretion to change the incentive formula or increase, reduce or eliminate a participant’s award, in each case at any time up to the date of payment.
Determination of Fiscal 2023 Achievement and Payouts
The table below shows the actual results based on the Company’s fiscal 2023 performance and the payouts associated with each of the fiscal 2023 metrics as a percentage of target. The dollar amounts set forth in the table reflect the Company’s actual performance, adjusted to remove the impact of currency movements.
	Revenue	Adjusted EBITDA	ESG
Actual performance, as adjusted	$18.055 billion	$2.202 billion	(1)
% of Target Payout	157%	72%	100%
(1)
The % of target payout with respect to the ESG objectives was determined based on the Company’s achievement of key ESG goals of establishing the Company’s carbon baseline and announcing Science-Based Targets initiative targets, increasing global employee engagement, advancing key diversity goals globally and establishing a foundation for the culture, systems and platforms for enhancing governance, ethics and transparency. Adjusted EBITDA is a non-GAAP measure and defined as net income (loss) excluding net interest expense, depreciation and amortization (excluding depreciation of right-of-use assets and amortization of capitalized contract costs), charges related to ceasing to use leased/fixed assets, charges related to lease terminations, transaction-related costs, pension costs other than pension servicing costs and multi-employer plan costs, stock-based compensation expense, workforce rebalancing charges, impairment expense, significant litigation costs and foreign currency impacts of highly inflationary countries, with a further adjustment to reflect the currency rates used in initial target setting.

The results set forth above produced a weighted payout percentage of 100% of target. The CHC Committee determined not to adjust the weighted payout percentage for the individual performance of any of the NEOs. Based on the performance achieved, each of the NEOs earned a cash bonus for fiscal 2023 as follows, which amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table:
KYNDRYL 2023 PROXY STATEMENT | 53

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Name	Base salary	Target bonus as a percentage of base salary	Target bonus potential	Weighted payout percentage	Fiscal 2023 bonus payment
Martin Schroeter	$1,000,000	200%	$2,000,000	100%	$2,000,000
David Wyshner	$780,000	125%	$975,000	100%	$975,000
Elly Keinan	$800,000	200%	$1,600,000	100%	$1,600,000
Edward Sebold	$666,667	125%	$833,333	100%	$833,333
Maryjo Charbonnier	$615,000	125%	$768,750	100%	$768,750
Long-Term Equity Incentives
LINK TO COMPENSATION PHILOSOPHY
Long-term equity incentive awards are intended to ensure that our NEOs have a continuing stake in our long-term success, are motivated to achieve longer-term performance objectives linked to our business strategy and receive compensation tied to stockholder value creation. We grant long-term equity incentive (LTI) awards under the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (LTPP).

In determining the size and award mix of the annual long-term incentive opportunity, the CHC Committee considers a number of factors, including competitive market data. The CHC Committee currently awards a mix of performance share units (PSUs) and time-vesting restricted stock units (RSUs) to NEOs as part of the annual long-term incentive opportunity.

Once performance share unit awards have been granted, the number of shares that an NEO will receive on vesting, if any, depends on the Company’s attainment of specific financial or strategic targets.
Finally, the CHC Committee considers time-vesting restricted stock units an important tool to retain key talent and ensure that executives have a continuing stake in our long-term success.
As part of the review of the compensation of our NEOs undertaken by the CHC Committee in November 2021 following the Spin-off, our CHC Committee reviewed the target long-term equity incentives of each of the NEOs, including in comparison to market data. Because the compensation review was undertaken late in 2021, no changes were made to the NEOs’ target long-term equity incentives in fiscal 2023. The target LTI amounts for the NEOs are set forth below and represent the following percentages of their respective total target compensation:
Name	Target LTI ($)	Target LTI (% of Total Target Compensation)
Martin Schroeter	10,500,000	78%
David Wyshner	4,000,000	70%
Elly Keinan	7,600,000	76%
Edward Sebold	1,500,000	50%
Maryjo Charbonnier	1,000,000	42%
54 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
In August 2022, the CHC Committee granted the fiscal 2023 annual long-term equity incentive awards under the LTPP in the form of PSUs and RSUs. The CHC Committee determined to balance its goals of tying our NEOs’ compensation to achievement of business objectives and attracting and retaining the best talent by awarding 65% of the total target award opportunity in the form of PSUs and 35% of the total target award opportunity in the form of time-vesting RSUs for each of our executive officers.

The CHC Committee determined to link the vesting of the PSUs to the achievement of the Company’s business objectives and the creation of stockholder value by basing the vesting of the PSUs on the Company’s adjusted operating cash flow, total signings and total shareholder return (TSR) relative to that of the companies in the S&P 400 Mid-Cap Index over the three-year performance period from April 1, 2022 through March 31, 2025 (the Performance Period). The table below sets forth these performance metrics, their relative weightings and the CHC Committee’s rationale for the selection of each metric.
Metric	Weighting	Rationale for Selection
Adjusted Operating Cash Flow(1)	50%
• Used by management to evaluate our operating results, plan strategic investments and assess our ability and need to incur and service debt
• Used by investors to assess our business
• CHC Committee believes this metric is an indicator of the strength of our operating results

Total Signings(2)	25%
• Used by management as a tool to monitor the performance of the business including the business’ ability to attract new customers and sell additional scope into our existing customer base
• Used by investors to assess our business
• CHC Committee believes this metric is an indicator of future value creation

Relative TSR(3)	25%	• Reflects the performance of Kyndryl’s stock relative to its peers; payout also capped at target if absolute TSR is negative
(1)
“Adjusted Operating Cash Flow” means cash flow from operations with the following add-backs: separation-related costs, workforce rebalancing and restructuring charges, transaction-related and integration-related items, goodwill and long-lived asset impairment charges, foreign currency impacts of highly inflationary countries, significant litigation costs, amortization of intangible assets, stock-based compensation, and pension costs other than pension servicing costs and multi-employer plan costs.

(2)	“Signings” means an initial estimate of the value of a customer’s commitment under a contract. “Total Signings” means the aggregate amount of all Signings during the Performance Period.
(3)
TSR is determined by dividing (a) (x) the average closing stock price of the five trading days ending on the last day of the Performance Period (March 31, 2025), assuming that dividends during the Performance Period are reinvested in additional shares of the issuing entity’s stock, less (y) the average closing stock price of the five trading days ending on the first day of the performance period (April 1, 2022) by (b) the average closing stock price of the five trading days ending on the first day of the performance period (April 1, 2022). In order to compare Kyndryl’s Relative TSR with that of the companies in the S&P 400 Mid-Cap Index, each company in the S&P 400 Mid-Cap Index as of April 1, 2022 (collectively, the PSU Peer Group) will be ranked in order of its TSR (provided that any company that ceases to be a member of the PSU Peer Group after April 1, 2022 because it ceases to be listed on a securities exchange will cease to be a member of the PSU Peer Group). Kyndryl’s percentile rank among the companies in the PSU Peer Group will then be used to determine the percentage vesting of PSUs as further described below.

KYNDRYL 2023 PROXY STATEMENT | 55

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
The table below sets forth the total target value of the fiscal 2023 long-term equity incentive awards made to each NEO as well as the fair market value on the grant date of the RSUs and the target value of the PSUs, assuming that the target level of performance is achieved.
Name	(A) RSU Award Value(1)	(B) 50% of PSU Adj Op Cash Flow(2)	(C) 25% of PSU Total Signings(2)	(D) 25% of PSU Relative TSR(3)	Total LTI Award Value (A+B+C+D)
Martin Schroeter	$3,675,000	$3,412,500	$1,706,250	$1,706,250	$10,500,000
David Wyshner	$1,400,000	$1,300,000	$650,000	$650,000	$4,000,000
Elly Keinan	$2,660,000	$2,470,000	$1,235,000	$1,235,000	$7,600,000
Edward Sebold	$525,000	$487,500	$243,750	$243,750	$1,500,000
Maryjo Charbonnier	$350,000	$325,000	$162,500	$162,500	$1,000,000
(1)	The number of RSUs our NEOs received was determined by dividing the values in the table above by the average of the high and low prices of our common stock on the NYSE on the grant date ($10.615).
(2)
The target number of PSUs our NEOs received that will vest based upon our achievement of Adjusted Operating Cash Flow and Total Signings was determined by dividing the values in the table above by the average of the high and low prices of our common stock on the NYSE on the grant date ($10.615).

(3)
The target number of PSUs our NEOs received that will vest based upon our achievement of Relative TSR was determined by dividing the values in the table above by the product of the average of the high and low prices of our common stock on the NYSE on the grant date and a Monte Carlo valuation percentage.

RSUs. The RSUs vest in four equal annual installments beginning on the anniversary of the grant date, subject to the NEO’s continued employment with the Company through each applicable vesting date.
PSUs. The PSUs vest upon the CHC Committee’s certification of the extent to which the performance criteria have been achieved during the Performance Period. The table below sets forth the percentage of PSUs that vest upon our achievement of below threshold, threshold, target and maximum performance for each of the performance criteria.
	Adjusted Operating Cash Flow		Total Signings		Relative TSR
Performance Level	Kyndryl Performance Rate vs. Target	Percentage of PSUs that vest (out of a target of 50%)	Kyndryl Performance Rate vs. Target	Percentage of PSUs that vest (out of a target of 25%)	Kyndryl Percentile Rank	Percentage of PSUs that vest (out of a target of 25%)
Below Threshold	Below 80%	0%	Below 80%	0%	Below 25th	0%
Threshold	80%	25%	80%	5%	25th	12.5%
Target	100%	50%	98%-102%	25%	50th	25%
Maximum	120%	75%	120%	37.5%	90th	50%
If actual performance with respect to a performance criterion is determined by the CHC Committee to fall between the Threshold and Target levels of achievement or the Target and Maximum levels of achievement, then the percentage of PSUs that vest will be determined by linear interpolation. Notwithstanding the foregoing, if our TSR at the end of the Performance Period is negative, the percentage of PSUs that vest in respect of Relative TSR will be capped at 100%.
For information about the treatment of the RSUs and PSUs in the event of certain terminations or a change in control, see “Potential Payments upon Termination or Change in Control” below.
56 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Other Compensation
EXECUTIVE SEVERANCE AND RETIREMENT PLAN
The Company maintains the Kyndryl Executive Severance and Retirement Plan (Severance Plan), which is described in detail under “Potential Payments upon Termination or Change in Control” below. Each of the NEOs is entitled to benefits under the Severance Plan, as set forth under “Potential Payments upon Termination or Change in Control.” The CHC Committee considers it important that the Company not have to engage in case-by-case negotiations with respect to executive departures. The CHC Committee also believes that having a severance plan furthers the Company’s ability to attract and retain talented executives and that being covered under the terms of a severance plan would allow executives to focus on their duties and provide them security in the event of proposed extraordinary transactions.
LIMITED PERQUISITES
We provide our NEOs with the limited perquisites set forth in the table below. The CHC Committee has determined that these perquisites are necessary to enable the NEOs to perform their duties efficiently and to minimize distractions, and that the benefits the Company receives from providing these perquisites significantly outweighs the cost of providing them.
Benefit	CEO	Other NEOs	Description and Business Rationale
EXECUTIVE WELLBEING PROGRAM			• Executive health exams are offered to encourage senior leaders of the Company to be proactive with preventive healthcare.
EXECUTIVE FINANCIAL WELLNESS PROGRAMS
• Financial planning and tax preparation services are offered to allow our NEOs to focus more fully on their service to the Company without the distraction of sometimes complex tax compliance and financial planning.

PERSONAL USE OF AIRCRAFT
• We permit Mr. Schroeter, but do not permit any of the other NEOs, to fly on a Company-provided aircraft for personal travel in an amount limited to an aggregate incremental cost to the Company of $200,000 per calendar year. We provide this benefit to Mr. Schroeter so he can use his travel time more productively for the Company, for security purposes and to ensure that he can be immediately available to respond to business priorities.

COMPANY CAR AND DRIVER		Group President
• A Company car and driver are provided when necessary for security and/or productivity reasons. Messrs. Schroeter and Keinan (and their families) are provided use of a Company car and driver. No other NEO is provided with a Company car or driver.

It is our policy not to provide tax gross-ups for the perquisites we provide to our NEOs. The incremental cost to the Company to provide these limited perquisites is included in the “All Other Compensation” column of the Summary Compensation Table.
KYNDRYL 2023 PROXY STATEMENT | 57

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
OTHER BENEFITS
Our executives, including our NEOs, are eligible to participate in the following broad-based employee benefit plans, which are generally available to all U.S. salaried employees and in which the NEOs participate on the same basis as such other employees:
•	Group medical insurance
•	Group AD&D insurance
•	Flexible spending accounts
•	Group dental insurance
•	Group life insurance
•	Kyndryl 401(k) Plan
•	Group vision insurance
EXCESS PLAN
In addition, we maintain the Kyndryl Excess Plan (Kyndryl Excess Plan), a nonqualified deferred compensation plan that offers eligible employees, including the NEOs, an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan. For eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, we will make an annual contribution to the Excess Plan equal to 6% of the eligible pay in excess of the limits under the Code, but will not make any contributions to the Kyndryl Excess Plan for new hires. Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code. For additional information about the Kyndryl Excess Plan, as well as IBM’s excess plan (in which Messrs. Schroeter, Keinan and Sebold maintain balances distributable following death or a separation from service to Kyndryl), see “Nonqualified Deferred Compensation for Fiscal 2023.”
58 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
IV.    ADDITIONAL COMPENSATION INFORMATION
No Long-Term Employment Agreements
We generally do not enter into employment agreements with our executives. In connection with the Spin-off, we assumed the offer letters each of Messrs. Schroeter, Wyshner and Keinan and Ms. Charbonnier had with IBM, which set forth their initial compensation terms, but did not contain ongoing obligations such as guaranteed salary or bonus levels, guaranteed equity compensation levels or severance terms.
Non-competition and Non-solicitation Agreements
Certain of our executives, including the NEOs, have signed non-competition and non-solicitation agreements. The agreements contain a non-competition covenant that applies during the executive’s employment and for twelve months following termination of employment (except in the case where the executive qualifies for continued RSU vesting under the Severance Plan in which case the restrictions extend for 24 months following termination of employment) and a non-solicitation covenant that applies during the executive’s employment and for 12 months following termination of employment (or two years following termination of employment in the event of retirement under the Severance Plan).
Stock Ownership Guidelines
To further align management and stockholder interests and discourage inappropriate or excessive risk-taking, our stock ownership guidelines require each of our NEOs, certain other executives and non-employee directors to obtain a substantial equity stake in our common stock within five years of first becoming subject to the guidelines. The multiples of base salary required by the guidelines for our NEOs, other executives subject to the stock ownership guidelines and non-employee directors are as follows:
Position	Stock Ownership Requirement	Compliance Period
CEO	6 times base salary	5 years of first becoming subject to the guidelines
NEOs (other than CEO)	3 times base salary
Next layers of management, generally encompassing our top non-NEO executives	1 or 2 times base salary, depending on level within organization
Non-employee directors	5 times annual cash retainer
Our NEOs, non-employee directors and certain other officers are required to retain 100% of any Company stock received as part of their compensation, net of any amounts required to pay taxes and exercise prices, until the stock ownership guidelines are achieved. For purposes of determining compliance with the stock ownership guidelines, the following are included:
•	Shares held directly by the covered person
•	Shares held by members of the covered person’s household
•	Deferred stock units, so long as not forfeitable
•	Unvested restricted stock or RSU awards
Unexercised stock options and unvested PSUs are excluded for purposes of determining compliance with the stock ownership guidelines.
Once a person subject to the stock ownership guidelines has acquired a number of shares that satisfies the applicable ownership multiple, such number of shares then becomes the minimum ownership requirement for such person (even if the fair market value of such shares subsequently changes) unless and until the
KYNDRYL 2023 PROXY STATEMENT | 59

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
ownership target increases due to an increase in base salary or annual retainer or such individual sells any such holdings. In the event of an increase in base salary or annual retainer, a covered individual is expected to meet the new applicable ownership target within the later of the original five-year deadline or three years following such increase.
Each of our NEOs and non-employee directors was in compliance with the stock ownership guidelines as of March 31, 2023, having acquired the required number of shares or having more time to do so.
Clawback Policy
To protect Company and stockholder interests in the case of an event that causes significant damage to the Company and deter inappropriate actions or decisions by our executives, we maintain an Executive Compensation Clawback Policy (Clawback Policy) applicable to the NEOs and certain other senior executives of the Company (each, a covered individual). Under the Clawback Policy:
•
in the event of a restatement of the Company’s financial statements (other than a restatement caused by a change in applicable accounting rule or interpretations), the CHC Committee may, in its sole discretion, recoup incentive compensation paid to a covered individual other than an executive officer during the three-year period preceding the announcement of the restatement that would not have been paid based upon the restated results; and

•
in the event a covered individual engages directly or indirectly in, or contributes to, fraudulent or other wrongful conduct by action or omission, which causes material harm to the finances, business, reputation, condition, assets or results of operations of the Company, the CHC Committee may, in its sole discretion, recoup incentive compensation paid to such covered individual at any time since the act of misconduct.

The Company intends to revisit its Clawback Policy when NYSE rulemaking regarding recoupment policies becomes effective, and the policy will be updated to comply with all final requirements.
In addition, under the terms of the LTPP, our CHC Committee may:
•
cancel, rescind, suspend, withhold or otherwise limit any outstanding awards held by any plan participant if the participant engages in “Detrimental Activity” (as defined in the LTPP) or is otherwise not in compliance with the terms of the applicable award agreement or the LTPP; and

•
during the two-year period following any exercise, payment or delivery of an award, rescind such exercise, payment or delivery if the participant engages in Detrimental Activity during the rescission period established by the CHC Committee (which rescission period shall not be less than six months after any exercise, payment or delivery pursuant to an Award).

Hedging and Pledging of Company Stock
Pursuant to our Securities Trading Policy, directors and officers who are subject to Section 16 under the Exchange Act (Section 16 officers), as well as their spouses, minor children, anyone living in their household, and any of their family members who do not live in their household but whose transactions in Kyndryl securities are directed by them or are subject to their influence or control, partnerships in which they are a general partner, trusts of which they are a trustee, estates of which they are an executor and other entities that they control (collectively, their Related Parties) are prohibited from engaging in hedging or monetization transactions with respect to the Company’s securities, such as short-sales, prepaid variable forward contracts, equity swaps, collars and exchange funds and other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Kyndryl securities.
Pursuant to our Securities Trading Policy, directors and Section 16 officers and their Related Parties are also prohibited from pledging Kyndryl securities at any time, which includes having Kyndryl securities in a margin account or using Kyndryl securities as collateral for a loan.
60 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Risk Management and Mitigation of Compensation Policies and Practices
The CHC Committee has reviewed our executive and non-executive compensation programs, discussed the concept of risk as it relates to our compensation programs, considered various mitigating factors and reviewed these items with its independent compensation consultant, FW Cook. In addition, our CHC Committee asked FW Cook to conduct an independent risk assessment of our compensation programs. In particular, the CHC Committee considered that there is appropriate balance in the Company’s compensation mix, that policies are in place to mitigate compensation-related risk and that CHC Committee oversight extends below the executive level. Based on these reviews and discussions, the CHC Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business. In particular, the CHC Committee considered:
Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation at the executive level	• Discourages risk-taking that produces short-term results at the expense of building long-term stockholder value
Stock options and RSUs vest over four years and PSUs are subject to a three-year performance and vesting period; all are subject to our Clawback Policy	• Helps ensure our executives realize their compensation over a time horizon consistent with achieving long-term stockholder value
Number of shares that may be earned under our PSU awards are capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives or over-emphasize short-term over long-term performance
Payments under our Annual Incentive Plan are capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives
Robust stock ownership guidelines	• Helps ensure our executives’ economic interests are aligned with the long-term interests of our stockholders
Prohibition on hedging transactions by Section 16 officers and their Related Parties	• Helps ensure the alignment of interests generated by our executive officers’ equity holdings is not undermined by hedging or similar transactions
Clawback Policy	• Deters inappropriate actions or decisions by our executives by reducing the potential financial gain to be realized as a result of such actions or decisions
Use of an independent compensation consultant that performs no other services for the Company	• Helps ensure advice will not be influenced by conflicts of interest
For the foregoing reasons, the CHC Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.
KYNDRYL 2023 PROXY STATEMENT | 61

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon this review and discussion, the Compensation and Human Capital Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023.
SUBMITTED BY THE COMPENSATION AND HUMAN CAPITAL COMMITTEE OF THE BOARD
JANA SCHREUDER, Chair	JANINA KUGEL	HOWARD I. UNGERLEIDER
62 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for their service in fiscal 2023, the transition period from January 1, 2022 through March 31, 2022 (Tran) and fiscal 2021. Prior to November 3, 2021, such amounts were paid by IBM. Beginning November 3, 2021, such amounts were paid by us.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Martin Schroeter Chairman and Chief Executive Officer	2023	1,000,000	—	10,500,025	—	2,000,000	—	155,321	13,655,346
	Tran	250,000	—	—	—	500,000	—	24,244	774,244
	2021	962,122	300,000	18,849,141	4,198,987	2,000,000	—	66,912	26,377,162
David Wyshner Chief Financial Officer	2023	780,000	—	4,000,027	—	975,000	—	13,389	5,768,416
	Tran	195,000	—	—	—	243,750	—	—	438,750
	2021	242,273	146,250	11,089,084	1,599,619	975,000	—	—	14,052,225
Elly Keinan Group President	2023	800,000	—	7,600,020	—	1,600,000	—	122,389	10,122,409
	Tran	200,000	—	—	—	400,000	—	16,771	616,771
	2021	651,515	2,240,000	12,274,703	3,039,269	1,600,000	—	48,736	19,854,223
Edward Sebold General Counsel and Secretary	2023	666,667	—	1,500,020	—	833,333	—	67,500	3,067,520
	Tran	166,667	—	—	—	208,333	—	3,750	378,750
	2021	619,356	125,000	2,365,295	599,855	833,333	—	66,412	4,609,252
Maryjo Charbonnier Chief Human Resources Officer	2023	615,000	—	1,000,028	—	768,750	—	52,349	2,436,127
	Tran	153,750	—	—	—	192,188	—	—	345,938
	2021	300,511	990,500	2,536,373	399,908	770,000	—	11,019	5,008,311
(1)	Amounts in this column reflect the salary earned during the relevant fiscal period, whether paid or deferred under our Excess Plan.
(2)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted to the NEOs during each of the periods presented, computed in accordance with Topic 718 using the assumptions discussed in Note 15 - “Stock-Based Compensation” to the financial statements for the fiscal year ended March 31, 2023 included in our Fiscal 2023 10-K. The amounts for the PSUs granted in fiscal 2023 included within the total amount in the “Stock Awards” column reflect the grant date fair value based upon the probable outcome of the performance conditions (as described under “Compensation Discussion and Analysis – Elements of Compensation and Compensation Decisions – Long-Term Incentives”) as of the grant date. If the highest level of performance was achieved then the aggregate grant date fair value of the PSUs granted in fiscal 2023 would have been the following higher amounts: Mr. Schroeter -- $10,670,654; Mr. Wyshner -- $4,065,035; Mr. Keinan -- $7,723,527; Mr. Sebold -- $1,524,399; and Ms. Charbonnier -- $1,016,280.

(3)	Reflects the cash incentive bonuses earned by the NEOs. See “Compensation Discussion and Analysis— Elements of Compensation and Compensation Decisions—Annual Cash Bonus.”
(4)	We do not provide any of our executives with any above-market or preferential earnings on non-qualified deferred compensation.
(5)
Amounts shown in this column include the following for fiscal 2023: for Messrs. Schroeter, Wyshner, Keinan and Sebold and Ms. Charbonnier, 401(k) matching contributions of $15,250, $8,175, $18,300, $18,300 and $18,300, respectively; for Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, automatic contributions by us to the Kyndryl Excess Plan of $71,700, $53,700, $34,200 and $30,131, respectively. Also shown in this column for Messrs. Schroeter and Keinan, is ground transportation for fiscal 2023 and the transition period of $36,689 and $11,452 and $33,164 and $6,946, respectively.

Amounts shown in this column also include the following perquisites for fiscal 2023: For Mr. Schroeter, personal financial planning, annual executive physical and personal use of aircraft; for Mr. Wyshner, personal financial planning; for Mr. Keinan, personal financial planning and annual executive physical; for Mr. Sebold, personal financial planning and for Ms. Charbonnier, annual executive physical.

The aggregate incremental cost to the Company of Mr. Schroeter’s personal use of company-provided aircraft reported above is based on our actual invoiced amount from a third-party provider for the variable costs incurred on each trip. Since the aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as management fees. Mr. Schroeter’s personal travel on Company-provided aircraft is limited to an aggregate incremental cost to the Company not to exceed $200,000 per year.

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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
In addition, and in limited circumstances, Messrs. Schroeter and Keinan had family members accompany each on business travel on a company-provided aircraft for which we incurred no incremental costs.

The aggregate incremental cost to the Company of Messrs. Schroeter’s and Keinan’s personal use of company-provided ground transportation is calculated, for use of both a company-leased and company-owned car and company driver, by multiplying the apportioned personal use by the driver’s overtime salary and annual variable vehicle costs. The apportioned personal use includes total driving hours allocated to personal activities. For use of an authorized car service, the incremental cost is the full cost to the company for such service.

Grants of Plan-Based Awards in Fiscal 2023
The following table sets forth grants of plan-based awards to the NEOs during the fiscal year that ended March 31, 2023.
Name	Grant Date	Award Type	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin Schroeter		Annual Cash Bonus	120,000	2,000,000	4,000,000
	8/1/2022(2)	FY23 PSU				30,931	618,611	1,005,243		6,825,016
	8/1/2022	FY23 RSU							346,209	3,675,009
David Wyshner		Annual Cash Bonus	58,500	975,000	1,950,000
	8/1/2022(2)	FY23 PSU				11,783	235,663	382,952		2,600,025
	8/1/2022	FY23 RSU							131,889	1,400,002
Elly Keinan		Annual Cash Bonus	96,000	1,600,000	3,200,000
	8/1/2022(2)	FY23 PSU				22,388	447,757	727,605		4,940,018
	8/1/2022	FY23 RSU							250,589	2,660,002
Edward Sebold		Annual Cash Bonus	50,000	833,333	1,666,666
	8/1/2022(2)	FY23 PSU				4,419	88,374	143,608		975,013
	8/1/2022	FY23 RSU							49,459	525,007
Maryjo Charbonnier		Annual Cash Bonus	46,125	768,750	1,537,500
	8/1/2022(2)	FY23 PSU				2,946	58,917	95,740		650,020
	8/1/2022	FY23 RSU							32,973	350,008
(1)
Reflects the possible payout under the Annual Cash Bonus awarded to the NEO for fiscal 2023. See “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Annual Cash Bonus”. The amount paid out is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Reflects the PSU award granted to the NEO as part of the fiscal 2023 long-term incentive award. Amounts reported in the “Threshold” column assume that 5% of the target PSUs will vest and amounts reported in the “Maximum” column assume that 162.5% of the target PSUs will vest.

(3)
Computed in accordance with Topic 718 using the assumptions discussed in Note 15 - “Stock-Based Compensation” to the financial statements for the fiscal year ended March 31, 2023 included in the Fiscal 2023 10-K.

64 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Outstanding Equity Awards at March 31, 2023
The following table sets forth the number of securities underlying outstanding equity awards for each of our NEOs as of March 31, 2023.
Name	Grant Date	Option Awards(1)(2)				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (13) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(13) ($)
Martin Schroeter	2/1/2021(3)					127,380	1,880,129
	12/16/2021(4)					177,520	2,620,195
	12/16/2021(5)							152,170	2,246,029
	12/16/2021	160,511	481,536	17.78	12/16/2031
	8/1/2022(11)					346,209	5,110,045
	8/1/2022(12)							755,002	11,143,829
David Wyshner	10/1/2021(6)					105,446	1,556,383
	10/1/2021(3)					44,124	651,270
	12/16/2021(4)					67,627	998,175
	12/16/2021(5)							57,970	855,637
	12/16/2021	61,147	183,443	17.78	12/16/2031
	8/1/2022(11)					131,889	1,946,682
	8/1/2022(12)							287,622	4,245,301
Elly Keinan	4/1/2021(3)					67,378	994,499
	12/16/2021(4)					128,491	1,896,527
	12/16/2021(5)							110,142	1,625,696
	12/16/2021	116,180	348,540	17.78	12/16/2031
	8/1/2022(11)					250,589	3,698,694
	8/1/2022(12)							546,479	8,066,029
Edward Sebold	6/3/2019(7)					4,936	72,855
	6/7/2019(8)					1,334	19,690
	6/8/2020(9)					2,914	43,011
	5/3/2021(3)					11,192	165,194
	12/16/2021(4)					25,361	374,328
	12/16/2021(5)							21,739	320,868
	12/16/2021	22,930	68,791	17.78	12/16/2031
	8/1/2022(11)					49,459	730,015
	8/1/2022(12)							107,859	1,591,999
Maryjo Charbonnier	8/2/2021(10)					22,012	324,897
	8/2/2021(3)					10,692	157,814
	12/16/2021(4)					16,908	249,562
	12/16/2021(5)							14,493	213,917
	12/16/2021	15,287	45,861	17.78	12/16/2031
	8/1/2022(11)					32,973	486,681
	8/1/2022(12)							71,907	1,061,348
(1)	Stock options vest in four equal annual installments beginning on the anniversary of the grant date.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(2)	For information on vesting upon specified termination events or a change in control, see “Potential Payments upon Termination or Change in Control.”
(3)	These RSUs vest on November 3, 2023.
(4)	These RSUs vest in three equal annual installments on December 16, 2023, December 16, 2024 and December 16, 2025.
(5)
The PSU awards granted on December 16, 2021 will vest, if at all, based on the increase in the Company’s share price from an “Initial Share Price” of $19.388 over the three-year performance period beginning on December 16, 2021 and ending on December 15, 2024 (the “Performance Period”). The actual number of PSUs that become vested is based on the highest multiple of the Initial Share Price set out in the tiers below which is maintained for at least 90 consecutive calendar days during the Performance Period.

We have reflected the threshold (Tier 1) number of shares for each of the NEOs because our performance as of March 31, 2023 was below threshold. The actual number of shares that will be distributed with respect to these PSU awards is not yet determinable.

	Multiple of Initial Share Price	Performance Vesting Level
Tier 1	1.25x	50%
Tier 2	1.50x	100%
Tier 3	1.75x	150%
Tier 4	2.00x	200%
(6)	Of these previously disclosed sign-on retention restricted stock units (“RRSUs”), 8,113 vested on October 1, 2023, and 97,333 vest on October 1, 2024.
(7)	These RRSUs vested in full on June 3, 2023.
(8)	These RSUs vested on June 7, 2023.
(9)	Of these RSUs, 50% vested on June 8, 2023 and 50% vest on June 8, 2024.
(10)	These RRSUs vest in full on August 2, 2023.
(11)	These RSUs vest in four equal annual installments beginning on the anniversary of the grant date.
(12)
50% of the PSU awards granted on August 1, 2022 will vest, if at all, based on the Company’s achievement of the Adjusted Operating Cash Flow metric, 25% of such PSU awards will vest, if at all, based on the Company’s achievement of the Total Signings metric and 25% of such PSU awards will vest, if at all, based on the Company’s achievement of the Relative TSR metric. The number of shares reflected for each of the NEOs represents the target number of shares that would vest based on Adjusted Operating Cash Flow and Total Signings and the maximum number of shares that would vest based on Relative Total Shareholder Return. We have reflected the target number of shares for Adjusted Operating Cash Flow and Total Signings and the maximum number of shares for Relative Shareholder Return for each NEO because our performance as of March 31, 2023 was between threshold and target performance with respect to the Adjusted Operating Cash Flow and Total Signings metrics and between target and maximum performance with respect to the Relative Shareholder Return metric. The actual number of shares that will be distributed with respect to the fiscal 2023 PSU awards is not yet determinable. The fiscal 2023 PSU awards vest in proportion to actual performance over the three-year performance period ending on March 31, 2025. See the description of the fiscal 2023 PSU awards in “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives.”

(13)	The market value is based on the closing price on the NYSE of our common stock on March 31, 2023, the last trading day of 2023 ($14.76), multiplied by the number of outstanding shares.
66 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Option Exercises and Stock Vested in Fiscal 2023
The following table provides information regarding RSUs that vested during fiscal 2023 for our NEOs. Our NEOs did not exercise any options during fiscal 2023.
Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Martin Schroeter(3)	306,440	3,149,958
David Wyshner	116,301	1,181,999
Elly Keinan(3)	173,620	1,791,142
Edward Sebold	38,623	416,356
Maryjo Charbonnier	26,388	271,621
(1)	The shares acquired on vesting represent RSUs that vested as follows:
As to Mr. Schroeter – 123,633 RSUs that vested on May 3, 2022,123,634 RSUs that vested on November 3, 2022 and 59,173 RSUs that vested on December 16, 2022.

As to Mr. Wyshner – 42,825 RSUs that vested on May 3, 2022, 8,108 RSUs that vested on October 1, 2022, 42,826 RSUs that vested on November 3, 2022 and 22,542 RSUs that vested on December 16, 2022.

As to Mr. Keinan - 65,395 RSUs that vested on May 3, 2022, 65,395 RSUs that vested on November 3, 2022 and 42,830 RSUs that vested on December 16, 2022.

As to Mr. Sebold – 10,862 RSUs that vested on May 3, 2022, 1,325 RSUs that vested on June 7, 2022, 2,412 RSUs that vested on June 8, 2022, 10,863 RSUs that vested on November 3, 2022, 8,453 RSUs that vested on December 16, 2022 and 4,708 RSUs that vested on December 31, 2022.

As to Ms. Charbonnier – 10,376 RSUs that vested on May 3, 2022, 10,377 RSUs that vested on November 3, 2022 and 5,635 RSUs that vested on December 16, 2022.
(2)
The value realized on vesting is based on the average high and low of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the average high and low of our stock price on the last trading day prior to the vesting date.

(3)
This table does not include Kyndryl RSUs that vested during fiscal 2023 and that relate to equity awards granted to Messrs. Schroeter and Keinan prior to their respective retirements from IBM which, upon their respective retirements, remained outstanding and subject to vesting as if they had been employed by IBM on each applicable vesting date.

Pension Benefits in Fiscal 2023
During fiscal 2023, no NEOs participated in either a tax-qualified or non-qualified defined benefit plan sponsored by the Company.
KYNDRYL 2023 PROXY STATEMENT | 67

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Non-Qualified Deferred Compensation for Fiscal 2023
The following table provides information regarding contributions, earnings and balances for our NEOs under the Kyndryl Excess Plan, as well as under the IBM Excess 401(k) Plus Plan, in which they participated in fiscal 2021 and maintain balances, but to which they may not make further contributions. Under each of the plans, deferred account balances are fully vested at all times. In addition, neither plan provides any opportunity for above-market or preferential earnings, nor does either plan provide any minimum internal rate of return. Additionally, the Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan do not permit “hardship” withdrawals. The Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan are not funded, and plan participants have only an unsecured contractual commitment by the applicable company to pay amounts owed under each plan. Each of these plans is further described below.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Martin Schroeter(5) Kyndryl Excess Plan IBM Excess 401 (k) Plus Plan
	—	71,700	4,993	—	78,269
	—	—	(589)	—	7,711
David Wyshner Kyndryl Excess Plan IBM Excess 401 (k) Plus Plan
	—	—	—	—	—
	—	—	—	—	—
Elly Keinan(5) Kyndryl Excess Plan IBM Excess 401 (k) Plus Plan
	—	53,700	3,732	—	58,693
	—	—	(84)	—	2,173
Edward Sebold Kyndryl Excess Plan IBM Excess 401 (k) Plus Plan
	622,917	34,200	12,924	—	774,405
	—	—	(171,974)	—	1,614,147
Maryjo Charbonnier Kyndryl Excess Plan IBM Excess 401 (k) Plus Plan
	27,265	30,131	350	—	67,288
	—	—	—	—	—
(1)	The amounts in this column are reported as compensation for fiscal 2023 in the “Base Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.
(2)
Represents the amount of the automatic contribution made by us in accordance with the Kyndryl Excess Plan. The amounts in this column are reported as compensation for fiscal 2023 in the “All Other Compensation” column of the Summary Compensation Table.

(3)	Amounts in this column are not reported as compensation for fiscal 2023 in the Summary Compensation Table since they do not reflect above-market or preferential earnings.
(4)
Amounts in this column include the following aggregate amounts for each of the following NEOs reported as compensation to such NEOs for previous periods in the “Base Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table: Mr. Schroeter, $71,700 in fiscal 2023, $10,303 in previous periods; Mr. Keinan: $53,700 in fiscal 2023, $3,615 in previous periods; Mr. Sebold, $657,117 in fiscal 2023, $214,806 in previous periods; Ms. Charbonnier, $57,396 in fiscal 2023.

(5)
This table does not include Kyndryl RSUs that relate to equity awards granted to Messrs. Schroeter and Keinan prior to their respective retirements from IBM and which, upon their respective retirements, remained outstanding and subject to vesting as if they had been employed by IBM on each applicable vesting date.

68 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
IBM Excess 401(k) Plus Plan
IBM maintains the IBM Excess 401(k) Plus Plan (the “IBM Excess Plan”), in which each of our NEOs other than Mr. Wyshner and Ms. Charbonnier participated in 2021. Under the IBM Excess Plan, an eligible employee may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments. In both cases, the deferral elections must be made prior to the year in which the deferred amounts are earned. Following the Spin-off, our NEOs became ineligible to make deferral elections under the IBM Excess Plan.
Deferrals under the IBM Excess Plan may be allocated among 34 notional investment choices, each of which replicates the performance of the comparable investment funds in the IBM 401(k) Plan. For Messrs. Schroeter, Keinan and Sebold, their transfer to Kyndryl in connection with the Spin-off did not trigger a distribution of the amounts in their accounts in the IBM Excess Plan. Rather, upon their separation of service from Kyndryl, they will receive a distribution of the amounts in their accounts in a lump sum or installments based upon their distribution election.
Kyndryl Excess Plan
In connection with the Spin-off, we adopted the Kyndryl Excess Plan, a nonqualified deferred compensation plan that, starting in calendar year 2022, offers eligible employees an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan.
Employees became eligible to participate in the Kyndryl Excess Plan beginning in 2022 if they (i) were hired as an executive or promoted to an executive position by Kyndryl after September 1, 2021 and prior to November 15, 2021 or (ii) directly transferred from IBM to Kyndryl and either (a) made elective deferrals under the IBM Excess plan for the 2021 plan year or (b) were hired as an executive by IBM between November 15, 2020 and September 1, 2021. Each of the NEOs is eligible to participate in the Kyndryl Excess Plan.
For certain eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, we will make an annual automatic contribution to the Kyndryl Excess Plan equal to 6% of their eligible pay in excess of the limits under the Code.
Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code.
Deferrals under the Kyndryl Excess Plan may be allocated among hypothetical investment options that mirror the investment options available under our qualified Kyndryl 401(k) Plan.
Potential Payments upon Termination or Change in Control
The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on the last business day of fiscal 2023. The only agreements, arrangements or plans that entitle the NEOs to severance, perquisites or other enhanced benefits upon termination of their employment or a change in control are:
•	the Severance Plan; and
•	the terms of the NEOs’ equity awards.
The amounts shown in the table do not include:
•	payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs; and
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•
distributions of previously vested plan balances under the Kyndryl 401(k) Plan, the Kyndryl Excess Plan and the IBM Excess Plan (see “—Non-Qualified Deferred Compensation for Fiscal 2023” above for information about the Kyndryl Excess Plan and the IBM Excess Plan).

Potential Payments to NEOs upon Termination of Employment or Change in Control Table
Name	Termination without Cause ($)	Qualifying Termination following a Change in Control ($)	Qualifying Retirement ($)	Disability ($)	Death ($)
Martin Schroeter
Cash Severance Payment(1)	4,000,000	8,000,000	—	—	—
Acceleration of Equity Awards(2)	—	23,233,111	9,610,369	23,233,111	23,233,111
Value of Continuing Benefits(3)	38,773	38,773	—	—	—
Outplacement Benefit(4)	4,500	4,500	—	—	—
Total	4,043,273	31,276,384	9,610,369	23,233,111	23,233,111
David Wyshner
Cash Severance Payment(1)	2,535,000	3,997,500	—	—	—
Acceleration of Equity Awards(2)	—	10,342,156	—	10,342,156	10,342,156
Value of Continuing Benefits(3)	44,796	44,796	—	—	—
Outplacement Benefit(4)	4,500	4,500	—	—	—
Total	2,584,296	14,388,952	—	10,342,156	10,342,156
Elly Keinan
Cash Severance Payment(1)	3,200,000	5,600,000	—	—	—
Acceleration of Equity Awards(2)	—	16,450,005	6,589,720	16,450,005	16,450,005
Value of Continuing Benefits(3)	37,260	37,260	—	—	—
Outplacement Benefit(4)	4,500	4,500	—	—	—
Total	3,241,760	22,091,765	6,589,720	16,450,005	16,450,005
Edward Sebold
Cash Severance Payment(1)	2,166,667	3,416,668	—	—	—
Acceleration of Equity Awards(2)	—	3,351,215	1,405,093	3,351,215	3,351,215
Value of Continuing Benefits(3)	38,773	38,773	—	—	—
Outplacement Benefit(4)	4,500	4,500	—	—	—
Total	2,209,940	6,811,156	1,405,093	3,351,215	3,351,215
Maryjo Charbonnier
Cash Severance Payment(1)	1,998,750	3,151,875	—	—	—
Acceleration of Equity Awards(2)	—	2,516,388	—	2,516,388	2,516,388
Value of Continuing Benefits(3)	—	—	—	—	—
Outplacement Benefit(4)	4,500	4,500	—	—	—
Total	2,003,250	5,672,763	—	2,516,388	2,516,388
(1)	Cash Severance Payments:
•
Under the Severance Plan, as described more fully below, each NEO is entitled to cash severance in the event of a termination without Cause or, solely following a Change in Control, with Good Reason, subject to certain conditions;

•	The amounts of the cash severance payments included in the table assume that there is no notice period prior to the termination without Cause; and
•	The cash severance payments included in the table assume there would be no cutback of payments to avoid subjecting the NEOs to an excise tax under Section 280G of the Code.
(2)	Acceleration of Equity Awards:
•
The values under “Acceleration of Equity Awards” are presented as the sum of the values as of the last business day of fiscal 2023 of the additional benefit from the acceleration of vesting, if any, of RSUs, stock options and PSUs that would have occurred as a result of termination under the different circumstances presented.

•
The value of accelerated stock options, for purposes of this table, was determined by subtracting the exercise price of the original stock option from the closing stock price on the NYSE of $14.76 at March 31, 2023, and multiplying the result, if a positive number (in-the-money), by the number of option shares that would vest as a result of termination. Because the stock options held by the NEOs were not in-the-money at March 31, 2023, no amount relating to such options is included in the table.

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•
With respect to Messrs. Schroeter, Keinan and Sebold, a termination without cause would constitute a “qualifying LTPP retirement” as described under “—Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations” below.

(3)	Value of Continuing Benefits:
•	Reflects the cost of providing continued group health coverage (on the same basis as actively employed employees of the Company), for a period of 18 months, assuming fiscal 2023 rates; and
•	The amounts included in the table assume that there is no notice period prior to the termination without Cause.
(4)	Reflects the estimated cost of six months of outplacement services.
Severance Plan
The Severance Plan provides for payment of severance and other benefits to eligible executives, including the NEOs, in the event of a termination of employment with the Company without Cause (as that term is defined in the LTPP and as set forth below) and other than due to death or disability or, solely in connection with a change in control, with Good Reason (as defined below, and each of a termination without Cause and a termination with Good Reason, a “covered termination”), in each case, subject to the executive’s (i) execution and non-revocation of a general release of claims in favor of the Company, (ii) execution of a two-year noncompetition and non-solicitation agreement and (iii) continued compliance with the executive’s Agreement Regarding Confidential Information and Intellectual Property with the Company. The Severance Plan also provides for continued vesting of certain equity awards upon a “qualifying retirement” (as defined below).
In the event of a covered termination, in addition to certain accrued obligations, as of March 31, 2023, the Severance Plan provided for the following payments and benefits to the NEOs:
•	a lump-sum pro-rata bonus for the year of termination, based on actual performance;
•
a lump-sum payment in an amount equal to 24 months’ base salary in the case of Mr. Schroeter, or 18 months’ base salary in the case of each of the other NEOs, in each case inclusive of any notice period;

•
continued health insurance coverage, or reimbursement of premiums for coverage, at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees, for a period of 18 months (the “welfare benefit”), inclusive of any notice period; and

•	payment of, or reimbursement for, six months of outplacement services (the “outplacement benefit”).
Notwithstanding the foregoing, in the event such covered termination occurs within the 24-month period following a change in control (as defined in the LTPP), in addition to certain accrued obligations, the Severance Plan provides for the following payments and benefits to the NEOs:
•	a lump-sum pro-rata bonus for the year of termination, based on target performance;
•
a lump-sum cash severance amount equal to the sum of 24 months’ base salary and two times target annual incentive plan payout in the case of Mr. Schroeter, or the sum of 18 months’ base salary and one and one-half times target annual incentive plan payout in the case of the other NEOs;

•	the welfare benefit; and
•	the outplacement benefit.
In addition, the Severance Plan provides that, upon a termination in connection with a “qualifying retirement,” subject to the NEO’s (i) provision of six months’ notice of intent to retire, (ii) execution and non-revocation of a general release of claims in favor of the Company, (iii) execution of a two-year noncompetition and non-solicitation agreement and (iv) continued compliance with the Agreement Regarding Confidential Information and Intellectual Property with the Company, notwithstanding anything to the contrary in the LTPP or the award agreements relating to the NEO’s outstanding RSU awards, such
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outstanding RSU awards will not be canceled but will instead remain outstanding and subject to vesting in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date.
The Severance Plan provides that if any payments and/or benefits due to a participant (including any NEO) under the Severance Plan and/or any other arrangements will constitute “excess parachute payments” (as defined in Section 280G (“Section 280G”) of the Code), the Company will reduce the amount of payments under the Severance Plan by the minimum amount necessary such that the present value of the participant’s “parachute payments” (as defined in Section 280G) is below 300% of such participant’s “base amount” (as defined in Section 280G), calculated in accordance with the Treasury Regulations promulgated under Section 280G; provided, however, in no event will the amount of any severance payments be reduced unless (a) the net after-tax amount of such payments and benefits as so reduced is greater than or equal to (b) the net after-tax amount of such payments and benefits without such reduction.
For purposes of the Severance Plan:
•
a “qualifying retirement” is a termination of employment (other than for Cause as defined the LTPP and set forth below) after attaining the age of 55 and completing at least ten (10) years of service with the Company at the time of termination. For purposes of calculating years of service, years of service to IBM will be counted for participants who transferred employment directly to the Company from IBM in connection with the Spin-off; and

•
a termination with “Good Reason” is a termination of employment due to (a) a material diminution in the participant’s authority, duties or responsibilities, (b) a reduction in the participant’s then current base salary or bonus opportunity, (c) a material breach by the Company of an existing agreement between the Company and the participant, (d) the failure of the Company’s successor to assume in writing the Company’s obligations under the Severance Plan or any other agreement with the participant if not assumed by successor by operation of law, or (e) a relocation of more than 40 miles from both the participant’s then current primary place of employment and their assigned primary Company office; provided, however, that the participant must provide the Company with written notice of the circumstance that the participant claims to be good reason within 90 days after such circumstance first occurs, such circumstance is not remedied within 30 days after the Company receives the written notice, and the participant’s termination of employment is effective as soon as practicable after the end of such 30-day cure period.

Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations (Other than Terminations in Connection with a Change in Control)
RSUs
Except as provided in the case of a “qualifying retirement” under the Severance Plan, in the event of termination of employment other than on account of death or disability, all unvested RSUs will be canceled. In the event of the NEO’s death, all unvested RSUs will immediately vest. In the event the NEO becomes disabled (as described in the LTPP), unvested RSUs will remain outstanding and continue to vest in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date.
Stock Options
In the event of termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, any stock options that are not exercisable will be canceled immediately, and any stock options that are exercisable as of the date of termination of employment (other than for Cause (as defined in the LTPP and set forth below)) will remain exercisable for 90 days after the date of termination, after which any unexercised stock options will be canceled. In the event of termination of employment in connection with a “qualifying LTPP retirement” (which is a termination of employment (other than for Cause) after attaining the age of 55 and completing at least ten (10) years of service with the Company at the time of termination), any unvested stock options will vest and become exercisable, and all stock options that are exercisable as of the date of termination will remain exercisable until the earlier of the
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expiration of the full term and the fifth anniversary of the date the NEO’s employment terminates. In the event of the NEO’s death or in the event the NEO becomes disabled, all stock options will become fully exercisable and remain exercisable until the earlier of the expiration of their full term and the third anniversary of the date the NEO’s employment terminates.
PSUs
In the event of a termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, all unvested PSUs will be canceled. In the event of termination of employment in connection with a “qualifying LTPP retirement” at least one year after the grant date of the PSUs, the NEO will receive a payout that is prorated for the time worked as an active executive during the Performance Period following the CHC Committee’s calculation of the PSU payout. In the event of a NEO’s death or in the event the NEO becomes disabled, the PSUs will remain outstanding and continue to vest in accordance with their terms.
Treatment of Outstanding Equity Awards in the Event of a Change in Control
In the event of a change in control (as defined in the LTPP):
•
if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then, if the participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without cause (and other than due to death or disability) on or within 24 months following a change in control, unless otherwise provided by the CHC Committee, all options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based awards) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee;

•
if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then unless otherwise provided by the CHC Committee, all stock options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such stock options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based award) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee; and

•
the CHC Committee may, upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share received or to be received by other stockholders of the Company in the event (it being understood that any stock option or stock appreciation right having a per-share exercise or hurdle price equal to, or in excess of, the fair market value (as of the date specified by the CHC Committee) of a share subject thereto may be canceled and terminated without any payment or consideration therefor).

Notwithstanding the above, the CHC Committee will exercise such discretion over the timing of settlement of any award subject to Code Section 409A at the time such award is granted. To the extent practicable,
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these provisions will occur in a manner and at a time that allows affected participants the ability to participate in the change in control transaction with respect to the shares subject to their awards.
Definition of Cause
“Cause” means, as reasonably determined by Kyndryl, the occurrence of any of the following: (i) embezzlement, misappropriation of corporate funds or other material acts of dishonesty; (ii) commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction); (iii) engagement in any activity that the employee knows or should know could harm the business or reputation of the Company; (iv) failure to adhere to the Company’s corporate codes, policies or procedures; (v) a breach of any covenant in any employment agreement or any intellectual property agreement, or a breach of any other provision of the employment agreement, in either case if the breach is not cured to the Company’s satisfaction within a reasonable period after notice of the breach (no notice and cure period is required if the breach cannot be cured); (vi) failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after a written demand for substantial performance is delivered to the employee (no notice or cure period is required if the failure to perform cannot be cured); (vii) violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty; (viii) rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or (ix) acceptance of an offer to engage in or associate with any business which is or becomes competitive with the Company; provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (“Item 402(u)”), the Company is providing the following reasonable estimate of the ratio of the median of the annual total compensation of all of our employees (except Martin Schroeter, our Chief Executive Officer), to the annual total compensation of Mr. Schroeter, calculated in a manner consistent with Item 402(u).
For fiscal 2023, our last completed fiscal year:
•	The median of the annual total compensation of all of our employees, excluding our CEO, was $38,068.
•	The annual total compensation of our CEO was $13,655,346.
•	Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees except our CEO was 359:1.
We determined that, as of January 1, 2023, our employee population consisted of 87,708 individuals. Approximately 91% of our employees work outside the U.S., with workforce hubs in India, Poland, Brazil, Japan, Czechia and Hungary.
To identify our “median employee” from this employee population, we obtained from our internal compensation system annual base salary amounts for fiscal 2023 for each employee in the employee population. We believe this consistently applied compensation measure reasonably reflects annual compensation across our employee base. Base salary amounts for employees paid in currencies other than U.S. dollars were converted to U.S. dollars based on the foreign exchange rates as of March 31, 2023. We annualized the base salary amounts for any permanent employees in the employee population who were employed by us for less than the full fiscal year. We then ranked the resulting base salaries for all of the employees in the employee population other than our CEO to determine our median employee.
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Pay vs. Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (calculated as provided in Item 402(v) of Regulation S-K) and certain financial performance of the Company. For further information concerning the CHC Committee’s compensation philosophy, including the pay for performance pillar of that philosophy, and how the CHC Committee aligns executive compensation with the Company’s performance, see “Executive Compensation – Compensation Discussion and Analysis.”

					Value of initial fixed $100 investment based on:
Year	Summary compensation table total for PEO ($)	Compensation actually paid to PEO ($)(1)	Average summary compensation table total for non-PEO named executive officers ($)(2)	Average compensation actually paid to non-PEO named executive officers ($)(2)(3)	Total shareholder return(4)	Peer group total shareholder return(5)	Net Income ($ mil.) (6)	Adjusted EBITDA ($ mil.)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	13,655,346	19,183,372	5,348,618	6,928,885	55	78	(1,374)	2,202
Trans	774,244	(6,991,872)	445,052	(2,150,363)	49	91	(229)	536
2021	26,377,162	23,074,107	10,881,003	8,995,352	67	94	(2,319)	2,049
(1)
To calculate the compensation actually paid (CAP) to Mr. Schroeter, our principal executive officer (PEO) in each of the periods presented, the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:

Year	SCT Total ($)	Deductions: Stock Award and Option Award Amounts Presented in SCT ($)(a)	Additions: Value of Stock and Option Awards calculated in accordance with SEC methodology for determining CAP ($)(b)	CAP ($)
2023	13,655,346	10,500,025	16,028,051	19,183,372
Trans	774,244	—	(7,766,116)	(6,991,872)
2021	26,377,162	23,048,128	19,745,073	23,074,107
(a)	Reflects the following amounts:

Year	Stock Awards ($)	Option Awards ($)	Total Deductions ($)
2023	10,500,025	—	10,500,025
Trans	—	—	0
2021	18,849,141	4,198,987	23,048,128
(b)
Pursuant to Item 402(v)(2)(iii)(C), the equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year- or period-end fair value of any equity awards granted in the applicable year or period that are outstanding and unvested as of the end of the year or period; (ii) the amount of change as of the end of the applicable year or period (from the end of the prior fiscal year or period) in fair value of any awards granted in prior years or periods that are outstanding and unvested as of the end of the applicable year or period; (iii) for awards that are granted and vest in same applicable year or period, if any, the fair value as of the vesting date; (iv) for awards granted in prior years or periods that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year or period) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, if any, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year or period prior to the vesting date

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that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year or period. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Current Year/Period Equity Awards at Year/Period End ($)	Change in Value of Prior Years’ Awards Unvested at Year/Period End ($)	Vesting Date Fair Value of Current Year/ Period Equity Awards ($)	Change in Fair Value of Prior Years’ Awards that Vested in Year/Period ($)	Prior Year-End Fair Value of Prior Year Awards that Failed to Vest During Year/ Period ($)	Dollar Value of Dividends Paid During Year/Period ($)	Equity Value Included in CAP ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) = (b) + (c) + (d) + (e) - (f) + (g)
2023	15,165,473	1,635,418	—	(772,840)	—	—	16,028,051
Trans	—	(7,766,116)	—	—	—	—	(7,766,116)
2021	19,745,073	—	—	—		—	19,745,073
(2)	The non-PEO named executive officers included Messrs. Wyshner, Keinan, and Sebold and Ms. Charbonnier for each of the periods indicated.
(3)
To calculate the average compensation actually paid (CAP) to the non-PEO named executive officers, the following amounts were deducted from and added to the average Summary Compensation Table (SCT) total compensation:

Year	Average SCT Total ($)	Deductions: Average Stock Award and Option Award Amounts Presented in SCT ($)(a)	Additions: Average Value of Stock and Option Awards calculated in accordance with SEC methodology for determining CAP ($)(b)	CAP ($)
2023	5,348,618	3,525,024	5,105,291	6,928,885
Trans	445,052	—	(2,595,415)	(2,150,363)
2021	10,881,003	8,476,027	6,590,376	8,995,352
(a)	Reflects the following amounts:

Year	Average Stock Awards	Average Option Awards	Total Deductions
2023	3,525,024	—	3,525,024
Trans	—	—	0
2021	7,066,364	1,409,663	8,476,027
(b)	Reflects the following amounts:

Year	Average Fair Value of Current Year/Period Unvested Equity Awards at Year/ Period End ($)	Average Change in Value of Prior Years’ Awards Unvested at Year/ Period End ($)	Average Vesting Date Fair Value of Current Year/ Period Equity Awards ($)	Average Change in Value of Prior Years’ Awards that Vested in Year/ Period ($)	Average Prior Year-End Fair Value of Prior Year Awards that Failed to Vest During Year/ Period ($)	Average Dollar Value of Dividends Paid During Year/ Period ($)	Equity Value Included in Average CAP ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) = (b) + (c) + (d) + (e) - (f) + (g)
2023	4,731,195	588,814	—	(214,718)	—	—	5,105,291
Trans	—	(2,594,197)	—	(1,219)	—	—	(2,595,415)
2021	6,635,965	(45,590)	—	—	—	—	6,590,376
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(4)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends (if any) for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period is November 4, 2021, the date our stock commenced regular-way trading on the NYSE.

(5)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: the S&P 400 IT Sector GICS Level 1 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K, included in our Annual Report for the fiscal year ended March 31, 2023.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year or period.
(7)	Adjusted EBITDA is defined in “Executive Compensation — Compensation Discussion and Analysis — Annual Cash Bonus.”
Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program is based on the CHC Committee’s philosophy to pay for performance by making the majority of the executive compensation opportunity performance-based and tied to the Company’s business results and individual performance, align our executives’ interests with those of our stockholders and pay competitively. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on the goals of balancing risk while rewarding our NEOs for delivering financial, operating and strategic performance aligned with the Company’s business strategy and stockholder interests. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for fiscal 2023, to the Company’s performance are as follows:
•	Adjusted EBITDA (as defined in “Executive Compensation — Compensation Discussion and Analysis — Annual Cash Bonus”)
•	Revenue
•	Adjusted Operating Cash Flow (as defined in “Executive Compensation — Compensation Discussion and Analysis — Long-Term Equity Incentives”)
•	Signings (as defined in “Executive Compensation — Compensation Discussion and Analysis — Long-Term Equity Incentives”)
•	Relative TSR (the Company’s TSR as compared to the companies in the S&P 400 Mid-Cap Index)
Relationships Between Compensation Actually Paid and Company Performance
In executing on its pay for performance philosophy, the CHC Committee uses several performance measures to align executive compensation with Company performance, not all of which are presented in the Pay versus Performance table. In addition, the CHC Committee seeks to balance risk by tying incentives to both short-term and long-term performance goals, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
KYNDRYL 2023 PROXY STATEMENT | 77

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Adjusted EBITDA

Compensation Actually Paid and Net Income

Due to our change in fiscal year-end, the Pay vs. Performance Table and preceding charts include a three month transition period from January 1, 2022 through March 31, 2022. Compensation Actually Paid and Company performance during the transition period is not comparable to fiscal 2021 or fiscal 2023 because it represents a shorter time period.
78 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
PEO and non-PEO CAP for fiscal 2021 is greater than fiscal 2023 due to one-time equity awards provided to each of our NEOs in connection with our spin-off from IBM (as described in greater detail in our 2022 proxy statement “Executive Compensation—Compensation Discussion and Analysis—Long-Term Equity Incentives”). The awards were granted outside of our annual compensation program. They consisted of 1/3 of PSUs linked to achievement of share price hurdles, 1/3 of stock options, and 1/3 of RSUs. None of the Spin-off PSUs have been earned as of the end of fiscal 2023.
The change in PEO and non-PEO CAP in each period reflected in the preceding charts is directionally correlated to our TSR and stock price because a significant majority of NEO compensation is granted in the form of equity compensation.
KYNDRYL 2023 PROXY STATEMENT | 79

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Proposal 3—Approval of Amendment and Restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan
OVERVIEW
On May 25, 2023, upon the recommendation of our CHC Committee, our Board approved an amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (as proposed to be amended, the Amended Plan), subject to approval by our stockholders at this 2023 Annual Meeting (the date of this 2023 Annual Meeting, the Effective Date). If approved by stockholders, the Amended Plan will increase the number of shares authorized for issuance under the plan by 17,000,000 shares. No other amendments are proposed.
The Kyndryl 2021 Long-Term Performance Plan was originally approved by IBM as our sole stockholder on October 10, 2021 and was amended and restated by our stockholders on July 28, 2022 (as so amended and restated, the Existing Plan). The Existing Plan is the Company’s only compensation plan under which equity-based awards may be made. As outlined in the Compensation Discussion and Analysis section of this Proxy Statement, equity-based incentive compensation is an integral part of our compensation program and is designed to ensure that our executives have a continuing stake in our long-term success, motivate them to achieve longer-term performance objectives linked to our business strategy and tie their compensation to stockholder value. The Amended Plan will permit the Company to continue to reward the efforts of its employees and its non-employee directors, and to attract new employees as a part of a competitive total rewards package by providing incentives in the form of stock-based awards, including restricted stock units, performance share units and other stock-based awards.
IMPORTANCE OF THE AMENDMENT OF THE KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN
If stockholders do not approve the Amended Plan, the shares available for future awards under the Existing Plan will be exhausted and we will be unable to issue stock-settled equity awards and will be reliant on cash awards.
An inability to grant equity-based awards would have significant negative consequences to us and our stockholders, including the following:
•
Loss of a key mechanism to align executives with stockholders. As described in our “Compensation Discussion and Analysis,” a key element of our CHC Committee’s compensation philosophy is to align the interests of our executive officers with that of our stockholders. Our CHC Committee fulfills this philosophy in part by paying a meaningful portion of our NEOs’ and other executives’ variable compensation in the form of stock-based awards, as the CHC Committee believes that aligns employee and stockholder interests and drives long-term value creation.

•
Increase in Cash Compensation. In order to attract and retain qualified personnel, we would likely be compelled to alter our compensation programs to increase the cash-based components, which would not provide the same benefits as equity awards and would limit cash available for other purposes.

80 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
FEATURES OF THE AMENDED PLAN DESIGNED TO PROTECT STOCKHOLDER INTERESTS
The Amended Plan includes several best practices designed to protect stockholder interests:
No “evergreen” provision (stockholder approval is required to add additional shares)
No discounted stock options or stock appreciation rights
No repricing of stock options or stock appreciation rights without stockholder approval
No liberal share recycling
Awards are subject to clawback/forfeiture pursuant to the Amended Plan and the Company’s Clawback Policy

Awards are subject to a one-year minimum vesting condition
No payments of dividends or dividend equivalents on equity awards unless the underlying award vests
No payment of dividends or dividend equivalents on stock options or SARs
No automatic single trigger equity acceleration
No 280G tax gross-ups
Non-employee director compensation limit

DILUTION
The potential dilution (calculated as defined below) resulting from issuing all of the 17,000,000 additional shares authorized under the Amended Plan, plus the 7,814,152 shares that remain available for grant as of May 30, 2023, and taking into account outstanding awards, would be 16.7%.
The following table provides detail regarding the potential dilution resulting from the Amended Plan as of the Record Date of May 30, 2023:
Number of Outstanding Equity Awards	Number of Shares Remaining Available for Future Grants	Proposed Share Increase	Shares of Common Stock Outstanding as of May 30, 2023	Dilution
20,888,661(1)	7,814,152(2)	17,000,000(3)	227,844,131	16.7%(4)
(1)
Consists of the following awards outstanding under the Existing Plan as of May 30, 2023: (a) 3,659,225 stock options, (b) 8,112,667 performance share units (assuming maximum performance with respect to each of the performance measures) and (c) 9,116,769 restricted stock units. The weighted average exercise price of the 3,659,225 stock options outstanding as of May 30, 2023 was $17.76 and the weighted average remaining term was 4.2 years based on a simplified method due to the Company’s limited history of option exercise and forfeiture activity.

(2)	Represents shares that are available for grant under the Existing Plan as of May 30, 2023.
(3)	Represents the proposed share increase if the Amended Plan is approved by stockholders.
(4)
Dilution is calculated by dividing (a) the sum of  (1) the 20,888,661 outstanding equity awards, (2) the 7,814,152 shares remaining available for future grants under the Existing Plan as of May 30, 2023 and (3) the 17,000,000 additional shares requested to be made available for grant if this proposal is approved by stockholders by (b) the sum of  (1), (2) and (3) above and the 227,844,131 shares of common stock outstanding as of May 30, 2023.

Assuming approval of the Amended Plan, as of the Effective Date, and subject to changes in capitalization as well as the Amended Plan’s share counting rules, a total of 24,814,152 shares (representing 7,814,152 shares that were available for future grants under the Existing Plan as of May 30, 2023 and 17,000,000 newly added shares) will be authorized and available for awards granted under the Amended Plan, less one share for every one share that was subject to an award granted under the Existing Plan after May 30, 2023 and prior to the Effective Date.
KYNDRYL 2023 PROXY STATEMENT | 81

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
STOCK AWARDS GRANTED UNDER THE AMENDED AND RESTATED KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN
No awards made under the Amended Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of this proposal. The number and types of awards that will be granted under the Amended Plan in the future are not determinable, as the CHC Committee will make these determinations in its sole discretion. The following table sets forth information with respect to the number of outstanding stock options, restricted stock units and performance share units that have been granted to the NEOs and the specified groups set forth below under the Existing Plan as of May 30, 2023. On May 30, 2023, the closing price of the underlying shares of our common stock traded on the NYSE was $12.50 per share.
Name and Principal Position	Stock Options	Performance Share Units	Restricted Stock Units
Martin Schroeter Chairman and Chief Executive Officer	642,047	922,950	678,102
David Wyshner Chief Financial Officer	244,590	351,602	349,086
Elly Keinan Group President	464,720	668,041	451,444(1)
Edward Sebold General Counsel and Secretary	91,721	131,851	95,196
Maryjo Charbonnier Chief Human Resources Officer	61,148	87,902	82,585

All executive officers as a group (6 persons)	1,504,226	2,162,346	1,656,413
All non-executive directors as a group (9 persons)	—	—	174,591
Each associate of the above-mentioned directors or executive officers	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (965 persons)	2,154,999	2,478,405(2)	7,285,765(3)
(1)
Includes 4,976 Restricted Stock Units that relate to equity awards granted to Mr. Keinan prior to his retirement from IBM which, upon his retirement, remained outstanding and subject to vesting as if he had been employed by IBM on each applicable vesting date.

(2)	Excludes 28,632 cash-settled Performance Stock Units.
(3)	Excludes 110,977 cash-settled Restricted Stock Units.
82 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
SUMMARY OF MATERIAL TERMS OF THE AMENDED PLAN
The following summary of the material provisions of the Amended Plan is not intended to be exhaustive. A copy of the Amended Plan is set forth as Annex A hereto.
Purpose of the Amended Plan
The Amended Plan is designed to attract, motivate and retain certain of our employees and other individuals providing services to us. These objectives are accomplished by making long-term incentive and other awards under the Amended Plan, thereby providing participants with a proprietary interest in our growth and performance.
Term of Amended Plan
The Amended Plan does not have a set term. However, awards will be subject to the duration set forth in the applicable award agreement. In addition, for a stock option to be considered an Incentive Stock Option (ISO), it generally must be granted within the earlier of the date of the adoption of the plan or the date the plan is approved by stockholders, and it must not be exercisable after the expiration of 10 years from the date of grant (or less, if the grantee is a 10% stockholder).
Types of Awards
Under the Amended Plan, we have the flexibility to grant different types of equity compensation awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, cash awards and other awards based, in whole or in part, on the value of our common stock. Awards may be subject to conditions established by the CHC Committee, and set forth in the applicable award agreement, which may include, but are not limited to, continuous service with Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other measurements of performance, engagement or attainment of goals.
•
A Stock Option is a grant of a right to purchase a specified number of shares of the Company’s common stock at an exercise price which shall be not less than 100% of fair market value on the date of grant of such right, as determined by the CHC Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the exercise price may be the same as the purchase or designated price of such other award. Under the Amended Plan, the exercise price is required be paid in full in cash at the time of the exercise or, if permitted by the CHC Committee, by means of tendering shares of our common stock or surrendering another award or any combination thereof. A stock option may be in the form of an ISO that complies with Section 422 of the Code. Grants of ISOs are subject to the individual limit described below. The Amended Plan provides that we may not reset the exercise price of previously granted stock options without obtaining stockholder approval. The Amended Plan also provides that each stock option granted to a participant will expire at the time determined by the CHC Committee at the time of grant; provided, however, no stock option shall be exercisable on or after the tenth (10th) anniversary of its date of grant.

KYNDRYL 2023 PROXY STATEMENT | 83

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
•
A Stock Appreciation Right is a right to receive a payment, in cash and/or shares of the Company’s common stock, equal in value to the excess of the fair market value of a specified number of shares of the Company’s common stock on the date the stock appreciation right (SAR) is exercised over the grant price of the SAR, which shall not be less than 100% of the fair market value on the date of grant of such SAR, as determined by the CHC Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award. The Amended Plan provides that we may not reset the grant price of a previously granted SAR without obtaining stockholder approval.

•
A Stock Award is an award made in stock and denominated in units of stock. An award made in stock or denominated in units of stock that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of  “Restricted Stock” or “Restricted Stock Units.” Payment of stock awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the CHC Committee may determine.

•	A Cash Award is an award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the CHC Committee.
•
Dividends or dividend equivalent rights may be extended to and made part of any award denominated in stock or units of stock (for the avoidance of doubt, excluding stock options or SARs) subject to such terms, conditions and restrictions as the CHC Committee may establish; provided that any dividends or dividend equivalents payable with respect to any award or any portion of an award may only be paid to the participant to the extent the vesting conditions applicable to such award or portion thereof are subsequently satisfied and the award or portion thereof to which such dividend or dividend equivalent relates, and any dividends or dividend equivalents with respect to any award or any portion thereof that does not become vested shall be forfeited. The CHC Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock.

Administration
Our CHC Committee has full discretionary powers to select participants, to interpret the Amended Plan, to grant waivers of award restrictions, to continue, accelerate or suspend exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the Amended Plan as it may deem necessary or proper. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as necessary to comply with provisions of the laws and regulations of the countries in which we operate in order to assure the viability of awards granted under the Amended Plan and to enable participants, regardless of where employed, to receive advantages and benefits under the Amended Plan and such laws and regulations. Our CHC Committee may delegate to our officers any of its duties, powers and authorities under the Amended Plan pursuant to such conditions or limitations as our CHC Committee may establish, except that only our CHC Committee or our Board may select, and grant awards to, participants who are subject to Section 16 of the Exchange Act.
84 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Eligibility
Our non-employee directors, current employees and prospective employees or service providers that have accepted an offer of employment or service from us and current employees and prospective employees or service providers of our affiliates that have accepted an offer of employment or service from such affiliates are eligible to receive awards under the Amended Plan, as determined by the CHC Committee (or its delegates, as applicable) in its sole discretion. As of March 31, 2023 approximately 778 employees, including our executive officers, were eligible to participate in programs under the Amended Plan. In addition, the nine non-employee members of our board of directors are eligible to participate in the Amended Plan.
Shares Available for Awards
Assuming approval of the Amended Plan, as of the Effective Date, and subject to changes in capitalization as well as the Amended Plan’s share counting rules, a total of 24,814,152 shares (representing 7,814,152 shares that were available for future grants under the Existing Plan as of May 30, 2023 and 17,000,000 newly added shares) will be authorized and available for awards granted under the Amended Plan, less one share for every one share that was subject to an award granted under the Existing Plan after May 30, 2023 and prior to the Effective Date. Subject to changes in capitalization, the maximum aggregate number of shares of our common stock that may be issued under all stock-based awards granted under the Amended Plan is 47,900,000. The aggregate share reserve in the prior sentence reflects the total number of shares that have been historically approved by stockholders for awards granted under the Existing Plan and proposed to be approved under the Amended Plan.
Shares covered by awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards, will be available for future issuance under awards. However, shares tendered to or withheld by us in connection with the exercise of stock options or stock appreciation rights, or the payment of tax withholding on any award, will not be available for future issuance under awards.
Substitute Awards
Substitute awards granted under the Amended Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, will not reduce the shares authorized for grant under the Amended Plan. Additionally, in the event that a company acquired by the Company or any affiliate or with which the Company or any affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Amended Plan and will not reduce the shares authorized for grant under the Amended Plan; provided that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.
KYNDRYL 2023 PROXY STATEMENT | 85

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Limitations on Number of Shares Granted
The number of shares of our common stock available for grant in the form of ISOs under the Amended Plan is limited to 47,900,000.
Non-Employee Director Compensation Limit
Non-employee directors may not receive awards for service as non-employee directors in any fiscal year with a value (together with any cash fees) in excess of $750,000.
Minimum Vesting Condition
The grant, vesting, exercise and settlement of awards granted under the Amended Plan may be subject to the satisfaction of time- or performance-based conditions, as determined at or after the date of grant of an award under the Amended Plan. However, awards may not vest prior to the first anniversary of the date of grant, except that our CHC Committee may (i) accelerate the vesting of awards or otherwise lapse or waive such minimum vesting condition in connection with a termination of employment or due to a change in control and (ii) grant awards that are not subject to the minimum vesting condition with respect to (a) 5% or less of the total shares of common stock available for awards under the Amended Plan, (b) awards made to non-employee directors that occur in connection with our annual meeting of stockholders (which may vest on the earlier of the one-year anniversary of the date of grant or the date of our next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) and (c) granted in connection with the assumption of awards of an acquired company that were scheduled to vest within the one-year minimum vesting period.
Adjustments
In the event of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the CHC Committee is authorized to issue or assume stock options, whether or not in a transaction to which Code Section 424(a) applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of common stock available for issuance under the Amended Plan, including individual participant maximums, will be increased to reflect such substitution or assumption.
In the event of any change in our outstanding common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, our CHC Committee may adjust proportionately:
(a)
the number of shares of our common stock (i) available for issuance under the Amended Plan, (ii) available for issuance under ISOs and (iii) covered by outstanding awards denominated in stock or units of stock;

(b)	the exercise and grant prices related to outstanding awards; and
(c)	the appropriate fair market value and other price determinations for such awards.
86 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Notwithstanding the foregoing, in the event of any change in our outstanding capital stock by reason of a stock split or a reverse stock split, the above-referenced proportionate adjustments, if applicable, will be mandatory. In the event of any other change affecting our capital stock or any distribution (other than normal cash dividends) to holders of our capital stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected awards as may be deemed equitable by our CHC Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event.
Repricing Prohibited
The CHC Committee may not amend the Amended Plan to decrease the exercise price or grant price of a stock option or SAR, or cancel a stock option or SAR and replace it with a new stock option or SAR (with a lower exercise or grant price, as the case may be) or other award or cash in a manner which would either: (1) be reportable in the Company’s proxy statement as stock options that have been “repriced”; or (2) result in a “repricing” for financial statement purposes (or otherwise cause the award to fail to qualify for equity accounting treatment), or take any other action that would be treated under the rules of the NYSE as a “repricing” of such stock option or SAR or would otherwise require stockholder approval under the rules of the NYSE, unless such amendment, cancellation or action is approved by the Company’s stockholders.
Forfeiture/Clawback
Except to the extent the applicable award agreement specifies otherwise, the CHC Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred awards at any time if the participant is not in compliance with all applicable provisions of the award agreement and the Amended Plan, or if the participant engages in any “Detrimental Activity,” as defined in the Amended Plan. In addition, any awards may be subject to clawback, forfeiture or similar requirements to the extent required by applicable law or the rules of the NYSE. In addition, awards under the Amended Plan are subject to the Company’s Clawback Policy as described under “Compensation Discussion and Analysis—Additional Compensation Information—Clawback Policy.”
Effect of a Change in Control on Awards
Except as otherwise provided in an award agreement or any other agreement between a participant and us or any of our affiliates, in the event of a change in control, notwithstanding any provision of the Amended Plan to the contrary:
(i)
if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the Amended Plan, then, if the participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without cause (and other than due to death or disability) on or within 24 months following a change in control, then unless otherwise provided by the CHC Committee, all options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based award) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee;

KYNDRYL 2023 PROXY STATEMENT | 87

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(ii)
if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the Amended Plan, then unless otherwise provided by the CHC Committee, all stock options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such stock options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based awards) held by such participant; provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee; and

(iii)
the CHC Committee may, upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share received or to be received by other stockholders of the company in the event (it being understood that any stock option or stock appreciation right having a per-share exercise or hurdle price equal to, or in excess of, the fair market value (as of the date specified by the CHC Committee) of a share subject thereto may be canceled and terminated without any payment or consideration therefor).

Notwithstanding the above, the CHC Committee will exercise such discretion over the timing of settlement of any award subject to Code Section 409A at the time such award is granted. To the extent practicable, these provisions will occur in a manner and at a time that allows affected participants the ability to participate in the change in control transaction with respect to the shares subject to their awards.
Deferral
With CHC Committee approval, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures or a separate plan as may be established from time to time by the CHC Committee. Any deferred payment, whether elected by the participant or specified by the applicable award agreement or the CHC Committee, may require the payment to be forfeited as described under “Forfeiture/Clawback” above.
Prohibition on Transfer
No award granted under the Amended Plan will be transferable or assignable, or payable to or exercisable by, anyone other than the participant to whom it was granted, except (1) by law, will or the laws of descent and distribution, (2) as a result of the disability of a participant or (3) to the extent that the CHC Committee (in the form of an award agreement or otherwise) permits transfers of awards by gift or otherwise to a member of a participant’s immediate family and/or trusts whose beneficiaries are members of the participant’s immediate family, or to such other persons or entities as may be approved by the CHC Committee (such as pursuant to a domestic relations order). Notwithstanding the foregoing, ISOs are not transferable or assignable other than by will or by the laws of descent and distribution.
88 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Amendment and Termination
The Board may amend, modify, suspend or terminate the Amended Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Amended Plan may not be amended without stockholder consent to (1) increase the aggregate number of shares of Common Stock that may be issued under the Amended Plan (except for adjustments pursuant to Section 14 of the Amended Plan), (2) permit the granting of stock options or SARs with exercise or grant prices lower than those specified under “Types of Awards” above or (3) take any action with respect to stock options or SARs described under “Repricing Prohibited” above.
U.S. FEDERAL INCOME TAX TREATMENT OF AMENDED PLAN AWARDS
The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the Amended Plan based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.
Non-Qualified Stock Options
No taxable income is realized by a participant upon the grant of a stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock for which the option is exercised over the aggregate option exercise price. Income and payroll taxes are required to be withheld by the participant’s employer on the amount of ordinary income resulting to the participant from the exercise of a stock option. The amount recognized as income by the participant is generally deductible by the participant’s employer for federal income tax purposes. The participant’s tax basis in shares of common stock acquired by exercise of a stock option will be equal to the exercise price plus the amount taxable as ordinary income to the participant.
Upon a sale of the shares of common stock received by the participant upon exercise of the stock option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired upon the exercise of a stock option begins on the date of exercise of that stock option.
If the participant pays the exercise price in full or in part by using shares of previously acquired common stock, the exercise will not affect the tax treatment described above, and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to us and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income, and the holding period will commence on the exercise date.
KYNDRYL 2023 PROXY STATEMENT | 89

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Incentive Stock Options
No taxable income is realized by a participant upon the grant or exercise of an ISO; however, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. If shares of common stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within a holding period of two years after the date of grant or within one year after the receipt of those shares by that participant, then:
•	upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain; and
•	the Company will be allowed no deduction.
If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:
•
the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the option exercise price; and

•	the Company will be entitled to deduct that amount.
Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us. If a participant pays the exercise price in full or in part with previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to us, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO. If this exercise is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of that common stock if the holding periods discussed above have not been met.
If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified option. Subject to some exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.
Stock Appreciation Rights
Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market value of any common stock received from the exercise. The participant’s tax basis in the shares of common stock received on exercise of the SAR will be equal to the compensation income recognized with respect to the common stock. The participant’s holding period for shares acquired after the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares.
90 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards
Restricted stock that is subject to a substantial risk of forfeiture generally results in income recognition by the participant in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the restricted stock at the time the restrictions lapse. However, if permitted by the Company, a recipient of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to instead be taxed on the excess of the fair market value of the shares granted, measured at the time of grant and determined without regard to any applicable risk of forfeiture or transfer restrictions, over the purchase price, if any, of such restricted stock. A participant who has been granted shares of common stock that are not subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of restricted stock units (RSUs), performance awards or other stock-based awards (other than restricted stock) will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement. In each of these cases, the Company will generally have a corresponding tax deduction at the same time the participant recognizes such income.
Section 16(b)
Any of our officers and non-employee directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability as a result of special tax rules regarding the income tax consequences concerning their awards under the Amended Plan.
Parachute Payments
In the event that the payment of any award under the Amended Plan is accelerated because of a change in ownership or control (as defined in Section 280G(b)(2) of the Code) and such payment of an award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.
Section 409A of the Code
Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Amended Plan are anticipated to be exempt from the requirements of Section 409A of the Code, awards that are not exempt are intended to comply with Section 409A of the Code.
KYNDRYL 2023 PROXY STATEMENT | 91

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Tax Effects to the Company; Section 162(m) of the Code
Generally the Company may be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer, its chief financial officer and its other three most highly compensated executive officers for that tax year (collectively, “covered employees”) and for any individual who was a covered employee of the Company during tax years beginning in 2017. Under Section 162(m) of the Code, the annual compensation paid to any covered employee will be deductible only to the extent that it does not exceed $1,000,000. The administrator of the Amended Plan has discretionary authority to grant awards under the Amended Plan in excess of this limit.
92 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Equity Compensation Plan Information
The following table sets forth, as of March 31, 2023, certain information regarding our equity compensation plans. The only plan pursuant to which we may currently make equity grants is the Amended and Restated Kyndryl 2021 Long-Term Performance Plan.
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($/Sh)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by security holders	21,232,907(1)	$17.76(2)	7,719,268(3)
(1)
Total includes (i) 3,678,412 stock options, (ii) 8,153,059 performance share units (assuming maximum performance with respect to each of the performance measures) and (iii) 9,401,436 restricted stock units.

(2)
The weighted-average exercise price relates only to stock options. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)
These shares are available for grant as of March 31, 2023, under the Amended and Restated Kyndryl 2021 Long-Term Performance Plan pursuant to which the CHC Committee of the Board of Directors may make various stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and other awards based, in whole or in part, on the value of our common stock.

KYNDRYL 2023 PROXY STATEMENT | 93

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Audit Matters
Proposal 4—Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit services and fees), retention and oversight of the independent registered public accounting firm that audits our financial statements. In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP (PwC) to serve as our independent registered public accounting firm for fiscal 2024. With the endorsement of the Board, the Audit Committee believes that this selection is in the best interests of Kyndryl and its stockholders and, therefore, recommends to stockholders that they ratify that appointment.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
INDEPENDENT AUDITOR ENGAGEMENT
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•	PwC’s capability and expertise in addressing and advising on the breadth and complexity of Kyndryl’s global operations;
•	PwC’s independence and tenure as Kyndryl’s auditor;
•	The strength of PwC’s performance on prior Kyndryl audits, including the extent and quality of PwC’s communications with the Audit Committee;
•	Analysis of known litigation or regulatory proceedings involving PwC, if any;
•	Public Company Accounting Oversight Board reports (PCAOB);
•	Appropriateness of PwC’s fees for audit and non-audit services; and
•	PwC’s reputation for integrity and competence in the fields of accounting and auditing.
AUDITOR INDEPENDENCE CONTROLS
The Audit Committee and Kyndryl management have robust policies and procedures in place to monitor and verify PwC’s independence from Kyndryl on a continual basis. These policies and procedures include:
•	Private meetings between the Audit Committee and PwC throughout the year;
•	Pre-approval by the Audit Committee of audit and non-audit services;
•	Lead engagement partner rotation at least every 5 years;
•	Concurring audit partner rotation at least every 5 years;
•	Auxiliary engagement partner rotation at least every 7 years;
•	Hiring restrictions for PwC employees at Kyndryl; and
94 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
•	Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of PCAOB inspections.
ACCOUNTABILITY TO STOCKHOLDERS
PwC’s representative will be present at the 2023 Annual Meeting and will have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.
The Board recommends that you vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2024.
Audit and Non-Audit Fees
PwC began serving as our independent registered public accounting firm in 2020. In connection with the audit of the fiscal 2023 financial statements, we entered into an agreement with PwC which set forth the terms by which PwC would perform audit services for the Company. The following table presents fees for professional audit and other services rendered by PwC for the fiscal year ended March 31, 2023, the transition period from January 1, 2022 through March 31, 2022 (transition period) and the fiscal year ended December 31, 2021. Prior to the spin off in fiscal 2021, IBM paid any audit, audit-related, tax or other fees related to Kyndryl’s business. All PwC services for fiscal 2021, the transition period and fiscal 2023 were approved in advance by our Audit Committee (or, prior to the Spin-off, by IBM’s audit committee).
(Dollars in Millions)	Fiscal 2023	Transition Period	Fiscal 2021
Audit Fees(1)	$26	$7	$17
Audit-Related Fees(2)	14	—	14
Tax Fees(3)	2	—	—
All Other Fees(4)	1	—	—
Total	$42	$7	$31
NA—Not applicable
(1)
Fees in fiscal 2023 include those for services rendered for the integrated audit of Kyndryl's consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements. Fees in the transition period include the audit of Kyndryl’s consolidated transition period financial statements.

(2)
For all periods presented, consists of fees billed for assurance and related services that are related to the performance of the auditor review of Kyndryl’s consolidated financial statements and are not reported under “Audit Fees”. These services are related to process control reports delivered to the Company and its clients, employee benefit plan audits, and assurance and limited assurance procedures over selected ESG information.

(3)	Tax fees in fiscal 2023 include services related to tax compliance and advisory services for US federal and state taxes, as well as non-US matters such as cross-border and transfer pricing assistance.
(4)	All other fees in fiscal 2023 include services related to professional services other than the services reported above, including permissible general training and software licenses.
The Audit Committee considered whether providing the non-audit services included in this table was compatible with maintaining PwC’s independence and concluded that it was.
KYNDRYL 2023 PROXY STATEMENT | 95

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
Consistent with its charter and applicable SEC rules, our Audit Committee approves all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by PwC during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence.
Audit Committee Report
The Audit Committee hereby reports as follows:
1
The Audit Committee has a charter outlining its authority and responsibilities which is reviewed annually by the Audit Committee. A brief description of the key responsibilities of the Audit Committee is set forth under “Corporate Governance and Board Matters—Committees of the Board—Audit Committee.”

2
Management has the primary responsibility for the integrity of the Company’s financial statements and the reporting process, including the application of accounting and financial reporting principles and our system of internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, PwC, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the U.S. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting.

3	The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with Kyndryl’s management and with PwC.
4	The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
5
The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

6
Based on the review and discussions referred to in paragraphs (3) through (5) above, the Audit Committee recommended to the Board that the audited financial statements be included in Kyndryl’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, filed with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DOMINIC J. CARUSO, Chair	DENIS MACHUEL	RAHUL N. MERCHANT
96 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Stock Ownership Information
Security Ownership of Certain Beneficial Owners
and Management
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of May 30, 2023, by each of our directors and named executive officers and all of our directors and executive officers as a group.
	Number of Shares or Units Beneficially Owned as of May 30, 2023(1)
Name	Shares of Common Stock Owned Directly and Indirectly(2)	Options Exercisable and Restricted Stock Units Vesting Within 60 Days of May 30, 2023(3)	Total Beneficial Ownership(4)
Martin Schroeter	481,008	187,504	668,512
David Wyshner	115,789	61,147	176,936
Elly Keinan	176,180	121,166	297,346
Edward Sebold	26,832	30,650	57,482
Maryjo Charbonnier	16,874	15,287	32,161
Dominic J. Caruso	10,990	19,399	30,389
John D. Harris II	11,046	19,399	30,445
Stephen A. M. Hester	18,792	19,399	38,191
Shirley Ann Jackson	17,716	19,399	37,115
Janina Kugel	8,792	19,399	28,191
Denis Machuel	14,157	19,399	33,556
Rahul N. Merchant	10,990	19,399	30,389
Jana Schreuder	10,990	19,399	30,389
Howard I. Ungerleider	30,990	19,399	50,389
All directors and executive officers as a group (15 individuals)	970,630	612,100	1,582,730
(1)
Each individual and member of the group has sole investment power with respect to the shares owned. As of May 30, 2023, (i) no director or executive officer beneficially owned 1% or more of the outstanding common stock of the Company and (ii) the directors and executive officers as a group beneficially owned less than 1% of the outstanding common stock of the Company (including common stock they can acquire within 60 days).

(2)	Included are shares of common stock owned outright.
(3)
The number of shares shown in this column are not currently outstanding but are deemed beneficially owned because the individual has the right to acquire them pursuant to options exercisable or restricted stock units settling within 60 days of May 30, 2023 as follows: Mr. Schroeter – 26,993 RSUs vesting within 60 days of May 30, 2023 and 160,511 options exercisable; Mr. Wyshner – 61,147 options exercisable; Mr. Keinan – 4,986 RSUs vesting within 60 days of May 30, 2023 and 116,180 options exercisable; Mr. Sebold – 7,720 RSUs vesting within 60 days of May 30, 2023 and 22,930 options exercisable; Ms. Charbonnier - 15,287 options exercisable; each of Messrs. Caruso, Harris, Hester, Machuel, Merchant and Ungerleider, Dr. Jackson and Mses. Kugel and Schreuder – 19,399 RSUs vesting on July 27, 2023; All directors and executive officers as a group – 224,580 RSUs vesting within 60 days of May 30, 2023 and 387,520 options exercisable.

(4)	These amounts are the sum of the number of shares shown in the prior columns.
KYNDRYL 2023 PROXY STATEMENT | 97

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
5% OWNERS
The following table provides information about stockholders known to us to beneficially own more than 5% of our outstanding common stock.
Name and Address	Amount and Nature of Beneficial Ownership	Percent of Company Common Stock
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	24,148,982(1)	10.6%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	20,433,741(2)	9.0%
Jupiter Asset Management Ltd The Zig Zag Building 70 Victoria Street London SW1E 6SQ	18,446,862(3)	8.1%
(1)
As of March 31, 2023, and based on the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on April 10, 2023, Vanguard had (i) shared voting power with respect to 71,713 shares of common stock, (ii) sole dispositive power with respect to 23,902,157 shares of common stock and (iii) shared dispositive power with respect to 246,825 shares of common stock.

(2)
As of December 31, 2022, and based on the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January  27, 2023, BlackRock had (i) sole voting power with respect to 19,511,253 shares of common stock and (ii) sole dispositive power with respect to 20,433,741 shares of common stock held by BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd.

(3)
As of December 31, 2022, and based on the Schedule 13G/A filed by Jupiter Asset Management Ltd (“Jupiter”) with the SEC on February 10, 2023, Jupiter had shared voting and shared dispositive power with respect to 18,446,862 shares of common stock.

98 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Frequently Asked Questions
ANNUAL MEETING OF STOCKHOLDERS
Date and Time	Access	Record Date
July 27, 2023 1:00 p.m. Eastern Daylight Time
virtualshareholdermeeting.com/KD2023
To participate in the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card
Close of business on May 30, 2023

1.  Why am I being provided with these materials?
We are providing these proxy materials in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting of Stockholders to be held on July 27, 2023, and at any postponements or adjournments of the Annual Meeting. The proxy materials include the Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report. We have either (1) delivered to you a Notice of Internet Availability of Proxy Materials (Notice) and made the proxy materials available to you on the Internet or (2) delivered printed versions of the proxy materials, including a proxy card, to you by mail.
2.  What is a “stockholder of record”?
A stockholder of record or registered stockholder (record owner) is a stockholder whose ownership of Kyndryl stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold Kyndryl stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that Kyndryl does not know that you are a stockholder, or how many shares you own.
3.  How do I attend and vote my shares at the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders, conducted exclusively by live audio webcast. There will be no in-person meeting. Any stockholder can attend the Annual Meeting live online at virtualshareholdermeeting.com/KD2023, beginning promptly at 1:00 p.m. (Eastern Daylight Time) on July 27, 2023. To participate in and vote at the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice or on your proxy card. If you were a stockholder as of the record date of May 30, 2023, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:
•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at virtualshareholdermeeting.com/KD2023;
•	assistance with questions regarding how to attend and participate via the Internet will be provided at virtualshareholdermeeting.com/KD2023 on the day of the Annual Meeting;
•	technical support and assistance will be provided at virtualshareholdermeeting.com/KD2023 on the day of the Annual Meeting and during the Annual Meeting; and
•	you will need the 16-digit number that is included in your proxy card or your Notice in order to ask questions and to vote during the Annual Meeting.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
4. Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in an in-person Annual Meeting?
The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We believe that holding the Annual Meeting online provides the opportunity for participation by a broader group of stockholders while reducing environmental impacts and the costs associated with planning, holding and arranging logistics for in-person meeting proceedings.
We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;
•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and
•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
Questions pertinent to meeting matters will be answered during the designated portion of the Annual Meeting, subject to time limitations. Questions regarding claims or personal matters are not pertinent to meeting matters, and therefore will not be answered. The rules of conduct and procedures will be available on the virtual meeting website.
5. What is the “record date” for the Annual Meeting?
The record date for the Annual Meeting is the close of business on May 30, 2023.
6. Which Kyndryl shares will be entitled to vote at the Annual Meeting?
Stockholders as of the close of business on the record date of May 30, 2023, may vote at the Annual Meeting. You have one vote for each share of common stock held by you as of May 30, 2023, including shares:
•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder” or “record owner”); and
•
Held beneficially for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares.

7. Which Kyndryl shares are included in the proxy card?
For record owners, the proxy card covers the number of shares to be voted in your account as of the record date.
8. Can I vote my shares without attending the Annual Meeting?
If you are a record owner, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting.
100 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
FOR RECORD OWNERS
Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions.
However, it is not necessary to check any boxes if you wish to vote in accordance with the Board’s recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope, or if you received a Notice, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for record owners who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
How to Vote	Your Vote Is Important

INTERNET	PHONE	MAIL	MOBILE DEVICE	LIVE
Go to www.proxyvote.com, 24/7	Call toll-free, 24/7 1-800-690-6903	Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope	Scan the QR code	Attend the Annual Meeting virtually and cast your ballot
WHETHER OR NOT YOU ATTEND THE MEETING, WE ENCOURAGE YOU TO VOTE YOUR SHARES PROMPTLY.
FOR HOLDERS IN STREET NAME
You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.
9. May I change or revoke my proxy?
Yes. Whether you have submitted your proxy by Internet, telephone or mail, if you are a record owner, you may revoke your proxy or change your vote by:
•	Sending a written statement that you wish to revoke your proxy to our Corporate Secretary, provided such statement is received no later than July 26, 2023;
•	Voting again by Internet (www.proxyvote.com) or telephone (1-800-690-6903) at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on July 26, 2023;
•	Submitting a properly signed proxy card with a later date that is received no later than July 26, 2023; or
•	Voting at the virtual-only Annual Meeting. Attendance at the meeting via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request.
If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
10. Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?
Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters using their own discretion.
11. Who tabulates the votes?
Votes are counted by employees of Broadridge Financial Solutions, Inc., Kyndryl’s tabulator, and certified by the Inspectors of Election (who are agents of Broadridge Financial Solutions, Inc.).
12. I understand that a “quorum” of stockholders is required in order for Kyndryl to transact business at the Annual Meeting. What constitutes a quorum?
The presence, in person or represented by proxy, of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and shares represented by “broker non-votes”, as described below, are counted as present and entitled to vote for purposes of determining a quorum. On the record date of May 30, 2023, there were 227,844,131 shares of the Company’s common stock outstanding, and each share is entitled to one vote at the Annual Meeting.
13. What is a broker non-vote, and what is “broker discretionary voting”?
A broker non-vote occurs when shares held through a broker (shares held “in street name”) are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion.
Broker discretionary voting refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the Proposal on the Election of Directors, and the on Say-on-Pay and Plan Proposals. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote regarding the Election of Directors, Say-on-Pay and Plan Proposals, no votes will be cast on your behalf.
The NYSE rules allow broker discretionary voting on the Ratification Proposal.
102 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
14. What am I voting on, how many votes are required to approve each item, how are votes counted, and how does the Board recommend I vote?
The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:
Proposal		Voting Options	Board Recommendations(1)	Vote Required	Do Abstentions Count as Votes Cast?	Is Broker Discretionary Voting Allowed(2)
1	Election of three Class II director nominees for a three-year term	—“For” —“Against” —“Abstain”	FOR each nominee	Majority of votes cast— FOR must exceed AGAINST votes(3)	No	No
2	Approval (non-binding vote) of compensation of named executive officers	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
3	Approval of the amendment and restatement of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
4	Ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2024(4)	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	Yes
(1)	If you are a record owner and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.
(2)
A broker non-vote will not count as a vote for or against a director and will have no effect on the outcome of the election of the three director nominees disclosed in this Proxy Statement. A broker non-vote will have no effect on Items 2 and 3.

(3)
In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, our Bylaws require that such person must tender his or her resignation to the Board, the Chair, or the Secretary. Our Bylaws further provide that the independent directors of the Board will then consider the tendered resignation, evaluating the relevant facts and circumstances, and giving due consideration to the best interests of the Company and its stockholders, and shall make a decision within 90 days after the election on whether to accept the tendered resignation. The Board will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation. Cumulative voting in the election of directors is not permitted.

(4)
It is important to note that the Ratification Proposal (Proposal No. 4) is non-binding and advisory. While the ratification of the appointment of PwC as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit Committee to consider the selection of a different firm.

15. Will my votes be confidential?
Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.
KYNDRYL 2023 PROXY STATEMENT | 103

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
16. I received my proxy materials in hard copy. How may I arrange to receive them electronically?
To enroll for electronic delivery, go to our Investor Relations website investors.kyndryl.com, select the “Resources” tab, then click on “Consent for materials online” from the dropdown menu and follow the instructions to enroll.
17. How do I submit a proposal for inclusion in Kyndryl’s 2024 proxy material?

To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2024 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before February 15, 2024. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. Proposals should be sent via registered, certified or express mail to:

For information regarding submission of a director nominee using the Company’s proxy access bylaw, see “Corporate Governance and Board Matters—Director Nomination Process—Stockholder Recommendations and Nominations” in the Corporate Governance & Board Matters section of this Proxy Statement.

18. How do I submit an item of business for the 2024 Annual Meeting?
As set forth in our Bylaws, stockholders who intend to present an appropriate item of business (including director nominations) at the 2024 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in Kyndryl’s Proxy Statement) must provide written notice of such business to Kyndryl’s Secretary no earlier than February 28, 2024 and no later than March 29, 2024 at the address set forth in Question 17. Our Bylaws, which contain other informational requirements that must be followed in connection with submitting director nominations and any other appropriate items of business for consideration at a meeting of stockholders, are posted on our website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: Amended and Restated Bylaws.
19. What is the deadline to provide my notice pursuant to Rule 14a-19 if I intend to solicit proxies in support of director nominees other than the Company’s nominees at the Company’s 2024 annual meeting?
As set forth in our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no earlier than February 28, 2024 and no later than March 29, 2024. The notice should be sent to our Corporate Secretary at the address set forth in Question 17 above via registered, certified or express mail. Our Bylaws also contain other informational requirements that must be followed in connection with submitting director nominations.
104 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
20. What is “householding” and how does it affect me?
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or Notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.
You may also:
Mail your request to: Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717
and include your name, the name of your broker or other nominee and your account number(s)
or call the Householding election number: 1-866-540-7095
21. Members of our household own Kyndryl shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?
Yes. If you and others sharing a single address hold Kyndryl shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.
22. I received a Notice of Internet Availability of Proxy Materials. What does this mean?
Consistent with common practice and in accordance with SEC rules, Kyndryl is distributing proxy materials to some stockholders over the Internet by sending a Notice that explains how to access our proxy materials and vote online. If you received a Notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card), please follow the instructions included in your Notice.
23. I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?
FOR RECORD OWNERS
We will deliver promptly, upon request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. at:
833-981-KYND or 781-575-4557
FOR HOLDERS IN STREET NAME
You must contact your bank, broker or other intermediary to receive copies of these materials.
KYNDRYL 2023 PROXY STATEMENT | 105

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
24. Who will pay the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. In addition, we have hired Innisfree M&A Incorporated (Innisfree) to solicit proxies. We expect to pay Innisfree a fee of $25,000 plus reasonable expenses for these services.
By Order of the Board of Directors, EDWARD SEBOLD General Counsel and Secretary New York, NY June 14, 2023
106 | KYNDRYL 2023 PROXY STATEMENT

Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by the use of words such as “will,” “anticipate,” “predict,” “project,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “goal,” “target,” “may,” “should,” “would,” “could,” “seek,” “aim” and similar words or expressions or the negative thereof or other variations thereon. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC). Our forward-looking statements speak only as of the date of this Proxy Statement or as of the date they are made and we assume no obligation to update or revise any forward-looking statements, except as required by law. Forward-looking and other statements in this document may also address our Environmental, Social and Governance (ESG) progress, plans, and goals (including sustainability and inclusion, diversity & equity matters), and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking environmental and social-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. We caution you that these statements are not guarantees of future performance, nor promises that goals or targets will be met, and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess. In some cases, we may determine to adjust our commitments, goals or targets or establish new ones to reflect changes in our business, operations or plans.
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Annex A
Amended and Restated Kyndryl 2021 Long-Term Performance Plan
1. Objectives.
The Kyndryl 2021 Long-Term Performance Plan (the “Plan”), as amended and restated effective July ~~28~~27, ~~2022~~2023, is designed to attract, motivate and retain selected employees of, and other individuals providing services to, the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company. This Amended and Restated Kyndryl 2021 Long-Term Performance Plan is effective July ~~28~~27, ~~2022~~2023, conditioned upon shareholder approval by Kyndryl stockholders at the ~~2022~~ 2023 Annual Meeting and supersedes the prior Plan document.
2. Definitions.
(a) “Assumed Award” – An award granted to certain employees, officers, and directors of the Company and its subsidiaries under a Prior Plan, which award is assumed by the Company and converted into an Award in connection with the Spin-Off, pursuant to the terms of the Employee Matters Agreement.
(b) “Awards” – The grant of any form of stock option, stock appreciation right, stock or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.
(c) “Award Agreement” – An agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.
(d) “Beneficial Ownership” – Beneficial ownership within the meaning of Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(e) “Board” – The Board of Directors of Kyndryl.
(f) “Cause” – As reasonably determined by Kyndryl, the occurrence of any of the following: (i) embezzlement, misappropriation of corporate funds or other material acts of dishonesty; (ii) commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction); (iii) engagement in any activity that the employee knows or should know could harm the business or reputation of the Company; (iv) failure to adhere to the Company’s corporate codes, policies or procedures; (v) a breach of any covenant in any employment agreement or any intellectual property agreement, or a breach of any other provision of the employment agreement, in either case if the breach is not cured to the Company’s satisfaction within a reasonable period after notice of the breach (no notice and cure period is required if the breach cannot be cured); (vi) failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after a written demand for substantial performance is delivered to (no notice or cure period is required if the failure to perform cannot be cured); (vii) violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty; (viii) rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or (ix) acceptance of an offer to engage in or associate with any business which is or becomes competitive with the Company; provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.-
(g) “Change in Control” – Except to the extent the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:
(i)
the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of more than 50% (on a fully diluted basis) of either (A) the then-

KYNDRYL 2023 PROXY STATEMENT | A-1

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
outstanding shares of Common Stock, including shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such shares of Common Stock or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its affiliates, its Permitted Transferees or any of their respective affiliates or by any employee benefit plan sponsored or maintained by the Company;
(ii)
a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of at least a majority of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

(iii)	the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; or
(iv)
the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its subsidiaries, but in the case of this clause (y) only if Outstanding Company Voting Securities are issued or issuable (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares of Common Stock into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(h) “Common Stock” or “stock” – Authorized and issued or unissued Common Stock of Kyndryl, at such par value as may be established from time to time.
(i) “Code” – The Internal Revenue Code of 1986, as amended from time to time.
(j) “Committee” – The committee designated by the Board to administer the Plan.
(k) “Company” – Kyndryl and its affiliates and subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which Kyndryl has an equity interest.
(l) “Director” – Any member of the Board.
(m) “Exchange Act” – The U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
A-2 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(n) “Fair Market Value” – The average of the high and low prices of Common Stock on the New York Stock Exchange for the date in question, provided that, if no sales of Common Stock were made on said exchange on that date, the average of the high and low prices of Common Stock as reported for the most recent preceding day on which sales of Common Stock were made on said exchange.
(o) “Kyndryl” – Kyndryl Holdings, Inc.
(p) “Participant” – An individual to whom an Award has been made under the Plan. Awards may be made to (i) any employee of, or any other individual providing services to, the Company, or (ii) any prospective employee or other service provider of the Company who has accepted an offer of employment or service from the Company. However, incentive stock options may be granted only to individuals who are employed by Kyndryl or by a subsidiary corporation (within the meaning of Section 424(f) of the Code) of Kyndryl, including a subsidiary that becomes such after the adoption of the Plan.
(q) “Performance Period” – A period established by the Committee over which one or more of the performance criteria referenced in Section 6 shall be measured pursuant to the grant of Long-Term Performance Incentive Awards (whether such Awards take the form of stock, stock units or equivalents or cash). Performance Periods may overlap one another.
(r) “Permitted Transferee” – A Person to whom an Award may be transferred in accordance with Section 10.
(s) “Person” – A “person” as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company.
(t) “Prior Plan” – Any Long-Term Performance Plan of International Business Machines Corporation.
(u) “Spin-Off” – The distribution of shares of Common Stock to the stockholders of International Business Machines Corporation in 2021 pursuant to the Separation and Distribution Agreement and the Employee Matters Agreement between the Company and International Business Machines Corporation entered into in connection with such distribution.
(v) “Substitute Awards” – An Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or stock appreciation right.
3. Common Stock Available for Awards.
The number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in stock during the term of the Plan is ~~30,900,000~~47,900,000 which includes the number of shares of Common Stock subject to the Assumed Awards. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company’s treasury and not reserved for some other purpose. For purposes of determining the number of shares of Common Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 10. Shares covered by Awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards, shall be available for future issuance under Awards. However, shares of Common Stock tendered to or withheld by the Company in connection with the exercise of stock options or SARs, or the payment of tax withholding on any Award, shall not be available for future issuance under Awards. The maximum amount (based on the fair value of shares of Common Stock underlying Awards on the grant date as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, in each case for services rendered as a non-employee member of the Board, shall be $750,000.
KYNDRYL 2023 PROXY STATEMENT | A-3

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any affiliate or with which the Company or any affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of Common Stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.
4. Administration.
The Plan shall be administered by the Committee, which shall have full discretionary powers to select Participants, to interpret the Plan, to grant waivers of Award restrictions, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as necessary to comply with provisions of the laws and regulations of the countries in which the Company operates in order to assure the viability of Awards granted under the Plan and to enable Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations.
5. Delegation of Authority.
The Committee may delegate to officers of the Company any of its duties, powers and authorities under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee or the Board may select, and grant Awards to, Participants who are subject to Section 16 of the Securities Exchange Act of 1934.
6. Awards.
The Committee shall determine the type or types of Award(s) to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include but are not limited to those listed in this Section 6. Notwithstanding anything to the contrary herein, and subject to Section 15, Awards shall be subject to a condition that vesting of (or lapsing of restrictions on) such Award will not occur until at least the first anniversary of the date of grant; provided, however, that the Committee may, in its sole discretion, grant Awards that are not subject to the minimum vesting condition with respect to (A) 5% or less of the total shares of Common Stock available for Awards (as set forth in Section 3, as may be adjusted pursuant to Section 14), (B) Awards made to non-employee members of the Board that occur in connection with the Company’s annual meeting of stockholders, and which vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting and (C) Substitute Awards that were scheduled to vest within the one year minimum vesting period; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of a Participant’s termination of employment (including as a result of retirement, death, or disability) or a Change in Control (subject to Section 15), in the terms of the Award or otherwise. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement or payment of, or as alternatives to, grants, rights or compensation earned under any other plan of the Company, including the plan of any acquired entity.
(a) Stock Option – A grant of a right to purchase a specified number of shares of Common Stock the exercise price of which shall be not less than 100% of Fair Market Value on the date of grant of such right, as determined by the Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the exercise price may be the same as the purchase or designated price of such other award. Each stock option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no stock option shall be exercisable on or after the tenth (10th) anniversary of its date of grant.
A-4 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
A stock option may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with section 422 of the Code including, but not limited to, that (i) the exercise price for an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, shall be not less than 110% of Fair Market Value on the date of grant of such right, (ii) the aggregate Fair Market Value (determined as of the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any employee in any calendar year shall not exceed $100,000 for such employee, (iii) the Award Agreement evidencing an ISO shall designate that it is an ISO, (iv) it must be granted within 10 years from the earlier of the date of the adoption of this Plan or the date the Plan is approved by stockholders, and (v) it must not be exercisable after the expiration of 10 years from the date of grant (or 5 years with respect to an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company). The number of shares of Common Stock that shall be available for issuance under ISOs granted under the Plan is limited to ~~30,900,000~~47,900,000.
(b) Stock Appreciation Right – A right to receive a payment, in cash and/or Common Stock, equal in value to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the stock appreciation right (SAR) is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award.
(c) Stock Award – An Award made in stock and denominated in units of stock. An Award made in stock or denominated in units of stock that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an Award of “Restricted Stock” or “Restricted Stock Units”.
(d) Cash Award – An Award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the Committee.
All or part of any Award described above may be subject to conditions established by the Committee, and as set forth in the Award Agreement, including, but not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of performance, engagement, or attainment of goals.
7. Payment of Awards.
Payment of Awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Committee shall determine. Further, with Committee approval, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures or a separate plan as may be established from time to time by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or the Committee, may require the payment to be forfeited in accordance with the provisions of Section 13. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in stock or units of stock (for the avoidance of doubt, excluding stock options or SARs), subject to such terms, conditions and restrictions as the Committee may establish; provided, that, notwithstanding anything herein to the contrary, any dividends or dividend equivalents payable with respect to any Award or any portion of an Award may only be paid to the Participant to the extent the vesting conditions applicable to such Award or portion thereof are subsequently satisfied and the Award or portion thereof to which such dividend or dividend equivalent relates, and any dividends or dividend equivalents with respect to any Award or any portion thereof does not become vested shall be forfeited. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.
8. Stock Option Exercise.
The price at which shares of Common Stock may be purchased under a stock option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award or through any other method specified in an Award Agreement, or any combination thereof. The Committee shall determine acceptable methods of tendering Common Stock or other Awards and may impose such conditions on the use of Common Stock or other Awards to exercise a stock option as it deems appropriate.
KYNDRYL 2023 PROXY STATEMENT | A-5

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
9. Tax Withholding.
The Company shall have the right to withhold from wages, from amounts otherwise payable to the Participant, or from the payment or settlement of any Award, or may otherwise require the Participant to pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan and up to the withholding amounts determined by the Company to be required by law, an appropriate number of shares for payment of taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Company may, at its discretion, delay the delivery of shares or cash otherwise deliverable to a Participant in connection with the settlement of an Award until such time arrangements have been made to ensure the remittance of all taxes due from the Participant in connection with the Award.
10. Transferability.
No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (i) by law, will or the laws of descent and distribution, (ii) as a result of the disability of a Participant or (iii) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant’s immediate family and/or trusts whose beneficiaries are members of the Participant’s immediate family, or to such other persons or entities as may be approved by the Committee including, but not limited to, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing, in no event shall an Award be transferred for value or ISOs be transferable or assignable other than by will or by the laws of descent and distribution.
11. Amendment, Modification, Suspension or Discontinuance of the Plan.
The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding, to (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 14 of the Plan), (ii) permit the granting of stock options or SARs with exercise or grant prices lower than those specified in Section 6, (iii) reduce the exercise or grant price of any stock option or SAR (except for adjustments pursuant to Section 14 of the Plan), (iv) cancel any outstanding stock option or SAR and replace it with a new stock option or SAR (with a lower exercise or grant price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as stock options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (v) take any other action which is considered a “repricing” or otherwise requires stockholder approval under rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
12. Termination of Employment.
If the employment of a Participant terminates or the Participant otherwise terminates service with the Company, other than as a result of the death or disability of a Participant, all unexercised, deferred and unpaid Awards shall be canceled immediately, except to the extent the Award Agreement provides otherwise. In the event of the death of a Participant or in the event a Participant is deemed by the Company to be disabled and eligible for benefits under the terms of the Kyndryl Long Term Disability Plan (or any successor plan or similar plan of another employer), the Participant’s estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the Participant, if any, under the applicable Award Agreement.
13. Cancellation and Rescission of Awards/Clawback.
(a) Except to the extent the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 13, “Detrimental Activity” shall include: (i) the rendering of services, including the acceptance of an offer to render services, for any organization or engaging directly or indirectly in any business which is
A-6 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s Agreement Regarding Confidential Information and Intellectual Property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s Agreement Regarding Confidential Information and Intellectual Property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant’s employment for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s Business Conduct Guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company.
(b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (a)(i)-(vii) of this Section 13 prior to, or during the Rescission Period, then any exercise, payment or delivery may be rescinded within two years after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company. As used herein, Rescission Period shall mean that period of time established by the Committee which shall not be less than 6 months after any exercise, payment or delivery pursuant to an Award.
(c) The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the securities exchange or inter-dealer quotation service on which the shares of Common Stock are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).
14. Adjustments.
In the event of any change in the outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionately: (a) the number of shares of Common Stock (i) available for issuance under the Plan, (ii) available for issuance under ISOs, and (iii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. Notwithstanding the foregoing, in the event of any change in the outstanding Common Stock of the Company by reason of a stock split or a reverse stock split, the above-referenced proportionate adjustments, if applicable, shall be mandatory.
In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to cause Kyndryl to issue or assume stock options, whether or not in a transaction to which section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of Common Stock available for issuance under Awards under Section 3 will be increased to reflect such substitution or assumption.
KYNDRYL 2023 PROXY STATEMENT | A-7

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
15. Effect of a Change in Control on Awards.
Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:
(a) If the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, if the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company without Cause (and other than due to death or Disability) on or within 24 months following a Change in Control, then unless otherwise provided by the Committee, (i) all stock options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such stock options and SARs, and (ii) the restricted period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant; provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.
(b) If the acquirer or successor company in such Change in Control has not agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then unless otherwise provided by the Committee, (i) all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such Options and SARs, and (ii) the restricted period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant; provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.
(c) In addition, the Committee may upon at least 10 days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or SAR having a per-share exercise or hurdle price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor). Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.
(d) To the extent practicable, the provisions of this Section 15 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the shares of Common Stock subject to their Awards.
16. Section 409A of the Code.
(a) It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and the Company shall not have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(b) Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date
A-8 | KYNDRYL 2023 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(c) In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
17. Miscellaneous.
(a) Any notice to the Company required by any of the provisions of the Plan shall be addressed to the chief human resources officer of Kyndryl in writing, and shall become effective when it is received.
(b) The Plan shall be unfunded, and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.
(c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.
(d) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan. Except to the extent otherwise provided in any plan or in an Award Agreement, no Award under the Plan shall be deemed compensation for purposes of computing benefits or contributions under any other plan of the Company.
(e) The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Except to the extent otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the state and federal courts sitting in New York County or Westchester County, New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
(f) In the event that a Participant or the Company brings an action to enforce the terms of the Plan, or any Award Agreement and the Company prevails, the Participant shall pay all costs and expenses incurred by the Company in connection with that action, including reasonable attorneys’ fees, and all further costs and fees, including reasonable attorneys’ fees incurred by the Company in connection with collection.
(g) The Committee (including, for the avoidance of doubt any officers to whom it may delegate authority under Section 5) shall have full discretionary power and authority to interpret the Plan and to make any determinations thereunder, including determinations under Section 13, and the Committee’s (or such officer’s) determinations shall be binding and conclusive. Determinations made by the Committee (or any such officer) under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.
(h) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
(i) The Plan shall become effective on the date it is approved by the requisite vote of the stockholder of the Company.
KYNDRYL 2023 PROXY STATEMENT | A-9

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2023 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(j) Notwithstanding anything in this Plan to the contrary, each Assumed Award shall be subject to the terms and conditions of the Prior Plan and award agreement to which such Assumed Award was subject immediately prior to the Spin-Off, subject to the adjustment of such Assumed Award by the Executive Compensation and Management Resources Committee of International Business Machines Corporation and the terms of the Employee Matters Agreement; provided that following the date of the Spin-Off, each such Assumed Award shall relate solely to shares of Common Stock and be administered by the Committee in accordance with the administrative procedures in effect under this Plan.
A-10 | KYNDRYL 2023 PROXY STATEMENT

kyndryl

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KD2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by the day before the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98560-P85686

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KYNDRYL HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the Nominees listed in the following proposal:

Nominees:	For	Against	Abstain
1a. John D. Harris II	☐	☐	☐
1b. Jana Schreuder	☐	☐	☐
1c. Howard I. Ungerleider	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D98561-P85686

KYNDRYL HOLDINGS, INC.
Annual Meeting of Stockholders
July 27, 2023 1:00 p.m. EDT

This Proxy is Solicited by the Board of Directors

The undersigned hereby appoint(s) Martin Schroeter, David Wyshner, Edward Sebold and Evan Barth, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy, all of the shares of Common Stock of Kyndryl Holdings, Inc. that the undersigned is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 1:00 p.m., EDT on July 27, 2023 virtually at www.virtualshareholdermeeting.com/KD2023 and at any adjournment or postponement thereof, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement and/or Notice of Internet Availability. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, AND 4. IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE